UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS ETF TRUST II

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

GOLDMAN SACHS TRUST

GOLDMAN SACHS TRUST II

GOLDMAN SACHS VARIABLE INSURANCE TRUST

(Name of Registrant as Specified In Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS ETF TRUST II

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

GOLDMAN SACHS TRUST

GOLDMAN SACHS TRUST II

GOLDMAN SACHS VARIABLE INSURANCE TRUST

200 West Street

New York, New York 10282

(212) 902-1000

September 5, 2023

Dear Shareholder or Variable Contract Owner:

I am writing to you on an important matter relating to the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust (collectively, the “Funds”). In July 2023, the Boards of Trustees of the Funds (the “Boards” or “Trustees”) voted to align and consolidate the membership of the Boards (the “Proposal”). The Proposal, which is discussed in greater detail in the accompanying Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”), is subject to shareholder approval. Accordingly, the Funds will hold a virtual special joint meeting of shareholders on November 16, 2023, at 10:30 a.m. Eastern Time (with any postponements or adjournments, the “Meeting”).

The following matters will be considered and acted upon at the Meeting:

i.	shareholders of the Funds within Goldman Sachs ETF Trust will be asked to elect seven Trustees to the Board of their Funds;

ii.	shareholders of the Funds within Goldman Sachs ETF Trust II will be asked to elect seven Trustees to the Board of their Funds;

iii.	shareholders of the Goldman Sachs Real Estate Diversified Income Fund will be asked to elect seven Trustees to the Board of their Fund;

iv.	shareholders of the Funds within Goldman Sachs Trust will be asked to elect nine Trustees to the Board of their Funds;

v.	shareholders of the Funds within Goldman Sachs Trust II will be asked to elect seven Trustees to the Board of their Funds; and

vi.	shareholders of the Funds within Goldman Sachs Variable Insurance Trust will be asked to elect nine Trustees to the Board of their Funds.

The Board of each of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II currently consists of the same six Independent Trustees (i.e., Trustees who are not “interested persons” of the applicable Funds, as defined in the Investment Company Act of 1940) as well as James A. McNamara, an Interested Trustee. The Board of each of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust also currently consists of the same seven Independent Trustees as well as Mr. McNamara, an Interested Trustee. In order to bring the memberships of the Boards into alignment, (i) the Independent Trustees of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust have been nominated for election to the Board of each of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II; and (ii) the Independent Trustees of the Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Trust II have been nominated for election to the Board of each of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. In addition, three current Independent Trustees of the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust, who were previously appointed by other Independent Trustees to those Boards rather than elected by shareholders, have been nominated for election to continue to serve as Trustees on those Boards.

The alignment and consolidation of the Boards’ memberships would provide an opportunity to enhance the effectiveness of board oversight and result in other potential benefits as described in the accompanying Joint Proxy Statement. If elected by shareholders, the nominees would begin serving as Trustees of the applicable Board on January 1, 2024.

You are cordially invited to attend the Meeting. The Meeting will be conducted as a virtual meeting hosted by means of a live webcast. Shareholders and variable contract owners will be able to listen and vote from their home or any location with internet connectivity.

You or your proxyholder will be able to attend the Meeting online and vote by visiting www.proxyvote.com and using a control number assigned by Broadridge Financial Solutions, Inc. (“Broadridge”). To register and receive access to the virtual meeting, you will need to follow the instructions provided in the Notice of Special Meeting and Joint Proxy Statement that follow.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. After careful consideration, the Board of each of the Funds unanimously recommends that you vote “FOR” the election of each applicable nominee. However, before you vote, please read the Joint Proxy Statement for a complete description of the Proposal. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card or voting instruction form promptly or by using the Internet or telephone voting options as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at 855-973-0097. Your prompt response will help reduce proxy costs and will also mean that you can avoid receiving follow-up phone calls or mailings.

By Order of the Boards of Trustees of

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Goldman Sachs Real Estate Diversified Income Fund

Goldman Sachs Trust

Goldman Sachs Trust II

Goldman Sachs Variable Insurance Trust

Caroline L. Kraus

Secretary

SEPTEMBER 5, 2023

IMPORTANT INFORMATION

FOR SHAREHOLDERS

For your convenience, the following “Questions and Answers” are a summary of, and are not intended to be as detailed as, the discussion found in the accompanying Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”). The information in this “Questions and Answers” section is qualified in its entirety by reference to the Joint Proxy Statement. We encourage you to carefully review the information contained in the Joint Proxy Statement.

General

Q.	Why am I receiving these proxy materials?

A.

You are receiving these proxy materials, which includes the Notice of Special Joint Meeting of Shareholders (“Notice”), the Joint Proxy Statement and your proxy card(s) and/or voting instruction form(s), because you have the right to notice of, and to vote on, an important governance matter concerning the Goldman Sachs ETF Trust (“GSETF Trust”), Goldman Sachs ETF Trust II (“GSETF Trust II”), Goldman Sachs Real Estate Diversified Income Fund (“Real Estate Fund”), Goldman Sachs Trust (“GS Trust”), Goldman Sachs Trust II (“GS Trust II”) and Goldman Sachs Variable Insurance Trust (“GS VIT”) (collectively, the “Funds”). In particular, you are being asked to consider and act upon the Proposal (defined below), which requires shareholder approval.

The Boards of Trustees of the Funds (the “Boards,” and the members thereof, the “Trustees”) separately determined that it is in the best interests of the Fund(s) under their respective oversight to align and consolidate the membership of the Boards so that all of the Funds are overseen by the same Trustees. Accordingly, the Boards have proposed the election of nominees (the “Nominees”) to the Boards (the “Proposal”) as discussed below.

The Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II currently consists of the same six Independent Trustees (i.e., Trustees who are not “interested persons” of each of the applicable Funds, as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “ETF/ETFII/RE/GSTII Independent Trustees”)) as well as James A. McNamara, an Interested Trustee of the applicable Funds. The Board of each of the GS Trust and GS VIT also currently consists of the same seven Independent Trustees (the “GST/GS VIT Independent Trustees”) as well as Mr. McNamara, an Interested Trustee of the applicable Funds.

In order to bring the memberships of the Boards into alignment, (i) the GST/GS VIT Independent Trustees have been nominated for election to the Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II; and (ii) the ETF/ETFII/RE/GSTII Independent Trustees have been nominated for election to the Board of each of the GS Trust and GS VIT. In addition, three current GST/GS VIT Independent Trustees, who were previously appointed by other Independent Trustees to those Boards rather than elected by shareholders, have been nominated for election to continue to serve as Trustees on those Boards. Electing these three current GST/GS VIT Independent Trustees would give the applicable Board additional flexibility in the future to appoint a limited number of additional new Trustees, if necessary, without incurring the costs of holding one or more expensive shareholder meetings.

The Boards believe that this alignment and consolidation through the election of all of the Nominees would be beneficial to the Funds and their shareholders. If elected by shareholders, the Nominees would begin serving as Trustees of the applicable Board on January 1, 2024.

Q.	Why am I being asked to vote?

A.

As of August 21, 2023 (the “Record Date”), the record date fixed by the Boards, you were a shareholder of record of one or more of the Funds within the Goldman Sachs registered fund complex. The Proposal requires the approval of shareholders of the Funds.

Owners, annuitants and beneficiaries of variable life insurance and variable annuity contracts issued by life insurance companies having separate accounts that invest in shares of one or more of the Funds within GS VIT who are entitled to give voting instructions in connection with their variable contracts with respect to the Proposal are referred to herein as “shareholders” with respect to such Fund(s).

After careful consideration, each Board unanimously recommends that shareholders of the Fund(s) under its oversight vote “FOR” the election of each applicable Nominee.

Q.	Why am I being asked to elect each of the Nominees as Trustees?

A.

Each of the Nominees either currently serves as a GST/GS VIT Independent Trustee or an ETF/ETFII/RE/GSTII Independent Trustee. The election of the Nominees is part of the intended alignment and consolidation of the Boards. If shareholders approve the Proposal, the membership of each of the Boards will be as follows:

•	the membership of the Board of each of the GS Trust and GS VIT will be expanded to include the six ETF/ETFII/RE/GSTII Independent Trustees; and

•	the membership of the Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II will be expanded to include the seven GST/GS VIT Independent Trustees.

Each Nominee would not be deemed to be an “interested person,” as that term is defined under the 1940 Act, of any of the Funds. Mr. McNamara would be considered an “interested person” of each Fund because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc.

Election of all of the Nominees will bring the membership of the Boards into alignment. This alignment and consolidation would provide an opportunity to enhance the effectiveness of board oversight and result in other potential benefits as described in the accompanying Joint Proxy Statement.

Q.	Why have the Boards approved the Proposal (the election of each applicable Nominee)?

A.

Each of the Boards unanimously determined that the board realignment and consolidation could provide benefits to shareholders of the Fund(s) under their respective oversight. Each Board has reviewed the qualifications and backgrounds of the Nominees and believes that they are experienced in overseeing investment companies and are familiar with the Goldman Sachs registered fund complex and Goldman Sachs Asset Management, L.P (“GSAM” or the “Investment Adviser”). In addition, the Boards have had the opportunity to meet with GSAM representatives and communicated with each other to consider and develop the Proposal. In particular, the Boards considered:

•	that each Fund would benefit from the additional experience, insights and oversight from the election of the Nominees that are not currently members of its Board;

•	that each of the Nominees has significant professional experience and skills, as well as experience overseeing investment companies;

•

that a single, consolidated Board would reduce GSAM’s administrative and operational efforts in supporting multiple Boards and enable GSAM to focus greater resources and time on providing services to the Funds;

•

that a single, consolidated Board with increased skill sets, backgrounds and depth of experience with all types of funds within the Goldman Sachs registered fund complex would be better positioned to respond to the increasing complexities of the registered fund business;

•

that GSAM has agreed to bear a portion of the costs associated with the board realignment and consolidation (up to $2,100,000). Each Fund will be allocated its respective share of the remaining costs associated with the board realignment and consolidation, with fixed costs allocated to the Funds equally and certain variable costs (e.g., costs of printing and mailing) allocated to the Funds on a pro rata basis based on the number of shareholders of each Fund. In addition, for Funds subject to an expense reimbursement arrangement, GSAM will reimburse the costs associated with the board realignment and consolidation to the extent needed to ensure that no Fund’s allocated costs would increase such Fund’s total expense ratio by more than 0.004%. In no event will the allocated costs associated with the board realignment and consolidation increase a Fund’s total expense ratio by more than 0.004%;

•

that a single, consolidated Board would facilitate succession planning efforts of the Boards and alleviate the costs of identifying and onboarding new Board members in the future, who may have potentially less experience overseeing funds, including those managed by GSAM; and

•	that a single governance platform would reduce the costs and complexity of potential Fund conversions and reorganizations within the Goldman Sachs registered fund complex overseen by the Boards.

Q.	As a shareholder of one or more of the Funds within the GS Trust and GS VIT, why am I being asked to elect three incumbent Nominees as Trustees?

A.

While a Board can ordinarily appoint new Trustees without a shareholder vote, the Board cannot do so if, after such appointment, fewer than two-thirds of the Trustees would have been elected by shareholders. By electing the three incumbent Nominees of the GS Trust and GS VIT that were not previously elected by shareholders, the applicable Boards would have additional flexibility in the future to appoint a limited number of additional new Trustees, if necessary, without incurring the costs of holding one or more expensive shareholder meetings. Accordingly, the Boards of the GS Trust and GS VIT believe this is an appropriate time for the incumbent Trustees that were previously appointed (rather than elected) to stand for election.

Voting

Q.	Who is asking for my vote?

A.

Your vote is being solicited by and on behalf of the Board of your Fund with respect to the special joint meeting of shareholders of the Funds to be held on November 16, 2023 (with any postponements or adjournments, the “Meeting”). As a shareholder of record of any of the Funds as of the close of business on the Record Date, you are entitled to notice of, and to vote at, the Meeting, even if you no longer own Fund shares.

Q.	How does the Board of my Fund recommend that I vote?

A.

After careful consideration, the Board of your Fund unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable Nominee). Please see the section entitled “Summary of the Reasons for the Board Alignment and Consolidation” with respect to the Proposal for a discussion of your Board’s considerations in making such recommendation.

Q.	Why am I receiving information about Funds I do not own?

A.	The Proposal is similar for each of the Funds, and the Boards have concluded that it is cost-effective to hold the Meeting concurrently for all of the Funds.

Q.	What vote is required to approve the Proposal?

A.	Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.

For each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT, the presence in person or by proxy of shareholders owning shares representing one-third (1/3) or more of the total combined shares entitled to vote at the Meeting shall constitute a quorum at the Meeting.

For each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT, when a quorum is present, an affirmative vote by a plurality of the shares voted shall elect a Nominee as Trustee.

For each of the GSETF Trust, GSETF Trust II, GS Trust, GS Trust II and GS VIT, the Proposal applies on a trust-wide basis, and all series (i.e., the respective Funds) and classes thereof will vote together on the Proposal. However, the vote on the Proposal or the election of a Nominee by the shareholders of each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT will not affect the Proposal or the election of a Nominee with respect to the other Funds.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the Proposal can be acted upon, and your vote can make a difference in the governance of the Fund(s) that you own. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card or voting instruction form, on the Internet or over the phone will help save the costs of any further solicitations.

Q.	If I am a small investor, why should I bother to vote?

A.

You should vote because every vote is important. If numerous shareholders just like you do not vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the Proposal and generate unnecessary costs.

Q.	How do I place my vote?

A.	Shareholders can vote in any one of four ways:

•	By mailing the enclosed proxy card or voting instruction form after signing and dating;

•	Over the Internet by going to the website indicated on your proxy card or voting instruction form;

•	By telephone, with a toll free call to the number on your proxy card or voting instruction form; or

•	By attending the virtual Meeting and voting during the webcast.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card or voting instruction form, or by telephone by calling the toll-free number on your enclosed proxy card or voting instruction form, in each case using the voting control number that appears on your proxy card or voting instruction form. These voting methods will save money. However, whichever method you choose, please take the time to read the Joint Proxy Statement before you vote.

Q.	I plan to vote by mail. How should I sign my proxy card or voting instruction form?

A.	Please see the instructions at the end of the Notice, which is enclosed.

Q.	I plan to vote over the Internet. How does Internet voting work?

A.	To vote over the Internet, please log on to the website indicated on your proxy card or voting instruction form and follow the instructions provided on the voting website.

Q.	I plan to vote by telephone. How does telephone voting work?

A.	To vote by telephone, please call toll free the number on your proxy card or voting instruction form from within the United States and follow the instructions provided during your call.

Q.	Whom should I call with questions?

A.	If you have any additional questions about the Joint Proxy Statement or the upcoming Meeting, please contact Broadridge Financial Solutions, Inc. (“Broadridge”) at 855-973-0097.

Q:	What is the relationship between the proxy solicitor, Broadridge, and the Funds?

A:

The Funds have retained an outside firm, Broadridge, which specializes in proxy solicitation to assist it with the proxy solicitation process, including the mailing of this Joint Proxy Statement, the collection of the proxies, and with any necessary follow-up. A proxy solicitor may contact shareholders on behalf of the Funds, but is not permitted to use personal information about shareholders for other purposes.

THE ATTACHED JOINT PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS ETF TRUST II

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

GOLDMAN SACHS TRUST

GOLDMAN SACHS TRUST II

GOLDMAN SACHS VARIABLE INSURANCE TRUST

200 West Street

New York, New York 10282

(212) 902-1000

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 16, 2023

NOTICE IS HEREBY GIVEN THAT A SPECIAL JOINT MEETING OF SHAREHOLDERS of each of the Goldman Sachs ETF Trust (“GSETF Trust”), Goldman Sachs ETF Trust II (“GSETF Trust II”), Goldman Sachs Real Estate Diversified Income Fund (“Real Estate Fund”), Goldman Sachs Trust (“GS Trust”), Goldman Sachs Trust II (“GS Trust II”) and Goldman Sachs Variable Insurance Trust (“GS VIT”) (collectively, the “Funds”) will be held virtually on November 16, 2023, at 10:30 a.m. Eastern Time (with any postponements or adjournments, the “Meeting”).

At the Meeting, and as specified in greater detail in the Joint Proxy Statement for Special Joint Meeting of Shareholders (the “Joint Proxy Statement”) accompanying this Notice, shareholders of the Funds will be asked to consider and act upon the following proposals:

1. To elect nominees (the “Nominees”) to the Board of Trustees (the “Boards,” and the members thereof, the “Trustees”) of each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT (the “Proposal”) as follows:

i.	Shareholders of the Funds within the GSETF Trust will be asked to elect the following Trustees to the Board of their Funds:

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

ii.	Shareholders of the Funds within the GSETF Trust II will be asked to elect the following Trustees to the Board of their Funds:

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

iii.	Shareholders of the Real Estate Fund will be asked to elect the following Trustees to the Board of their Fund:

•	Gregory G. Weaver
•	Dwight L. Bush

•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

iv.	Shareholders of the Funds within the GS Trust will be asked to elect the following Trustees to the Board of their Funds:

•	Cheryl K. Beebe
•	John G. Chou
•	Eileen H. Dowling
•	Lawrence Hughes
•	John F. Killian
•	Steven D. Krichmar
•	Michael Latham
•	Lawrence W. Stranghoener
•	Paul C. Wirth

v.	Shareholders of the Funds within the GS Trust II will be asked to elect the following Trustees to the Board of their Funds:

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

vi.	Shareholders of the Funds within the GS VIT will be asked to elect the following Trustees to the Board of their Funds:

•	Cheryl K. Beebe
•	John G. Chou
•	Eileen H. Dowling
•	Lawrence Hughes
•	John F. Killian
•	Steven D. Krichmar
•	Michael Latham
•	Lawrence W. Stranghoener
•	Paul C. Wirth

2. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable Nominee).

The matters referred to above are discussed in the Joint Proxy Statement attached to this notice. The Board of your Fund believes that the Proposal is in the best interests of the Fund and its Shareholders.

Owners, annuitants and beneficiaries of variable life insurance and variable annuity contracts (“variable contracts”) issued by life insurance companies (the “Life Companies”) having separate accounts (the “Accounts”) that invest in shares of one or more of the Funds within GS VIT who are entitled to give voting instructions in connection with their variable contracts with respect to the Proposal are referred to herein as “shareholders” with respect to such Fund(s). Goldman Sachs & Co. LLC, Goldman Sachs Asset Management,

L.P. (“GSAM” or the “Investment Adviser”), the Life Companies and the Accounts are the only shareholders of GS VIT. Each Life Company hereby solicits and agrees to vote the shares of a GS VIT Fund at the Meeting, and, as applicable, in accordance with timely instructions received from owners of variable contracts issued by it and having contract values allocated to one of its Accounts invested in such shares.

You will be able to attend the Meeting online and vote your shares electronically. To participate in the Meeting, Shareholders must register in advance by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor.

Shareholders whose shares are registered directly with a Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on November 14, 2023, but in any event must be received by the scheduled time for commencement of the Meeting. Once a shareholder has obtained a new control number, he or she must visit https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit his or her name and newly issued control number in order to register to participate in and vote at the Meeting.

After shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a shareholder’s registration request has been accepted, the shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Only shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com.

The Meeting webcast will begin promptly at 10:30 a.m. Eastern Time. We encourage you to access the Meeting prior to the start time. For additional information on how you can attend and participate in the virtual Meeting, please see the instructions beginning on page 1 of the Joint Proxy Statement that follows. Because the Meeting will be a completely virtual meeting, there will be no physical location for shareholders to attend.

The matters referred to above are discussed in the Joint Proxy Statement attached to this Notice. Shareholders and variable contract owners of record at the close of business on August 21, 2023, the record date for the Meeting, are entitled to receive notice of and to vote, or instruct the Life Company that issued the contract as to the manner in which shares of a GS VIT Fund attributable to the contract should be voted, at the Meeting and at any postponements or adjournments thereof.

If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card or voting instruction form in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in returning your proxy or voting instruction promptly.

By Order of the Boards of Trustees of

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Goldman Sachs Real Estate Diversified Income Fund

Goldman Sachs Trust

Goldman Sachs Trust II

Goldman Sachs Variable Insurance Trust

Caroline L. Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card or voting instruction form, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card or voting instruction form but give no voting instructions, your shares will be voted “FOR” the proposal indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card or voting instruction form and follow the on-screen instructions on the website.

To vote by telephone from within the United States, please call the toll-free number found on your proxy card or voting instruction form, and follow the recorded instructions. Shareholders outside the United States should vote via the Internet or by submitting a proxy card or voting instruction form instead.

You may revoke your proxy or voting instruction form at any time at or before the Meeting, by submitting to the Secretary of the Funds, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606, a written notice of revocation or subsequently executed proxy or voting instruction form or by virtually attending and voting at the Meeting.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to a Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS ETF TRUST II

GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND

GOLDMAN SACHS TRUST

GOLDMAN SACHS TRUST II

GOLDMAN SACHS VARIABLE INSURANCE TRUST

200 West Street

New York, New York 10282

(212) 902-1000

JOINT PROXY STATEMENT FOR SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 16, 2023

This Joint Proxy Statement and enclosed Notice of Special Joint Meeting of Shareholders (“Notice”) and proxy card are being furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees (the “Boards,” and the members thereof, the “Trustees”) of the Goldman Sachs ETF Trust (“GSETF Trust”), Goldman Sachs ETF Trust II (“GSETF Trust II”), Goldman Sachs Real Estate Diversified Income Fund (“Real Estate Fund”), Goldman Sachs Trust (“GS Trust”), Goldman Sachs Trust II (“GS Trust II”) and Goldman Sachs Variable Insurance Trust (“GS VIT”) (collectively, the “Funds”). The proxies are being solicited for use at a virtual special joint meeting of shareholders of each Fund to be held on November 16, 2023, at 10:30 a.m. Eastern Time (with any postponements or adjournments, the “Meeting”).

This Joint Proxy Statement is also being furnished by certain life insurance companies (the “Life Companies”) to owners, annuitants and beneficiaries (“variable contract owners”) of variable life insurance and variable annuity contracts (“variable contracts”) issued by a Life Company and having contract assets on the record date allocated to a separate account of a Life Company that has invested in shares of one or more of the Funds within GS VIT (an “Account”). Shareholders and variable contract owners are referred to herein collectively as “shareholders,” unless otherwise specified.

This Joint Proxy Statement and the accompanying Notice, proxy card and voting instruction form (or, if applicable, the appropriate notice of where to access these materials) are anticipated to be first mailed to shareholders on or about September 7, 2023.

At the Meeting, and as described in this Joint Proxy Statement, shareholders of the Funds will be asked to consider and act upon the following proposals:

1. To elect nominees (the “Nominees”) to the Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT (the “Proposal”) as follows:

i.	Shareholders of the Funds within the GSETF Trust will be asked to elect the following Trustees to the Board of their Funds:

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

ii.	Shareholders of the Funds within the GSETF Trust II will be asked to elect the following Trustees to the Board of their Funds:

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

iii.	Shareholders of the Real Estate Fund will be asked to elect the following Trustees to the Board of their Fund:

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

iv.	Shareholders of the Funds within the GS Trust will be asked to elect the following Trustees to the Board of their Funds:

•	Cheryl K. Beebe
•	John G. Chou
•	Eileen H. Dowling
•	Lawrence Hughes
•	John F. Killian
•	Steven D. Krichmar
•	Michael Latham
•	Lawrence W. Stranghoener
•	Paul C. Wirth

v.	Shareholders of the Funds within the GS Trust II will be asked to elect the following Trustees to the Board of their Funds:

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

vi.	Variable contract owners of the Funds within the GS VIT will be asked to elect the following Trustees to the Board of their Funds:

•	Cheryl K. Beebe
•	John G. Chou
•	Eileen H. Dowling
•	Lawrence Hughes
•	John F. Killian
•	Steven D. Krichmar
•	Michael Latham

•	Lawrence W. Stranghoener
•	Paul C. Wirth

2. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

After careful consideration, the Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT unanimously recommends that shareholders vote “FOR” the Proposal (the election of each applicable Nominee). The Proposal will be voted upon separately by each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT. For each of the GSETF Trust, GSETF Trust II, GS Trust, GS Trust II and GS VIT, the Proposal applies on a Trust-wide basis, and all series (i.e., the respective Funds) and classes thereof will vote together on the Proposal.

As further explained below, election of all of the Nominees will bring the membership of the Boards into alignment. This alignment and consolidation would provide the opportunity to enhance the effectiveness of board oversight, and result in other potential benefits, as described below. If elected by shareholders, the Nominees would begin serving as Trustees of the applicable Board on January 1, 2024. The Boards have determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders because similar matters are being considered and voted on by the shareholders of the other Funds.

The Meeting will be a virtual meeting conducted exclusively via live webcast starting at 10:30 a.m. Eastern Time on November 16, 2023. You will be able to attend the Meeting online and vote your shares electronically. To participate in the Meeting, shareholders must register in advance by visiting https://www.viewproxy.com/goldmansachs/broadridgevsm/and submitting the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor.

Shareholders whose shares are registered directly with a Fund in the Shareholder’s name will be asked to submit their name and control number found on the Shareholder’s proxy card in order to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than 5:00 p.m., Eastern Time, on November 14. 2023, but in any event must be received by the scheduled time for commencement of the Meeting. Once shareholders have obtained a new control number, they must visit https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Meeting.

After Shareholders have submitted their registration information, they will receive an email from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once a Shareholder’s registration request has been accepted, the Shareholder will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com. Only Shareholders of a Fund present virtually or by proxy will be able to vote, or otherwise exercise the powers of a Shareholder, at the Meeting.

The Boards have fixed the close of business on August 21, 2023 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the Funds on the Record Date are entitled to one vote per share at the Meeting. Appendix C to this Joint Proxy Statement sets forth the number of shares of beneficial interest of each Fund outstanding as of the Record Date. Appendix D to this Joint Proxy Statement sets forth the persons who owned beneficially more than 5% of any class of a Fund as of July 31, 2023.

Goldman Sachs & Co. LLC, Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), the Life Companies and the Accounts are the only shareholders of GS VIT. Each Life Company hereby solicits and agrees to vote the shares of one or more Funds within GS VIT at the Meeting, and, as applicable, in accordance with timely instructions received from persons entitled to give voting instructions under variable contracts issued by it and having contract values allocated to one of its Accounts invested in shares of one or more Funds within GS VIT. As a variable contract owner of record at the close of business on the Record Date, you have the right to instruct the Life Company that issued your contract as to the manner in which shares of one or more Funds within GS VIT attributable to your contract should be voted. The Life Companies will vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for” or “withhold authority”) to those shares for which instructions are received. As a result, a small number of variable contract owners could determine the outcome of the vote for the GS VIT if other owners fail to vote. GSAM will vote shares of GS VIT that it owns, if any, in proportion to the votes cast by the Life Companies on behalf of variable contract owners.

The Funds’ officers, and personnel of the Funds’ investment adviser and transfer agents and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If the Funds record votes through the Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

GSAM has agreed to bear a portion of the costs associated with the board realignment and consolidation (up to $2,100,000). Each Fund will be allocated its respective share of the remaining costs associated with the board realignment and consolidation, with fixed costs allocated to the Funds equally and certain variable costs (e.g., costs of printing and mailing) allocated to the Funds on a pro rata basis based on the number of shareholders of each Fund. In addition, for Funds subject to an expense reimbursement arrangement, GSAM will reimburse the costs associated with the board realignment and consolidation to the extent needed to ensure that no Fund’s allocated costs would increase such Fund’s total expense ratio by more than 0.004%. In no event will the allocated costs associated with the board realignment and consolidation increase a Fund’s total expense ratio by more than 0.004%. The Funds and GSAM have retained Broadridge Financial Solutions (“Broadridge”), a proxy solicitation firm, to assist the solicitation and tabulation of proxies, and Donnelley Financial Solutions (“DFIN”), to assist with the printing of proxy materials. The cost of DFIN’s and Broadridge’s services in connection with the proxy solicitation is approximately $6.6 million.

To vote by mail, sign, date and promptly return the enclosed proxy card or voting instruction form in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card or voting instruction form and follow the instructions as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact Broadridge at 855-973-0097. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or voting instruction form or, if no instructions are marked on the returned proxy card or voting instruction form, the proxy card or voting instruction form will be voted “FOR” the election of the Nominees described in this Joint Proxy Statement, and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Funds, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606, a written notice of revocation or subsequently executed proxy or voting instruction form or by virtually attending and voting at the Meeting.

If (i) you are a member of a household in which multiple shareholders of a Fund share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, unless your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, your Fund will deliver promptly a separate copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials to you upon request. To receive a separate copy of this Joint Proxy Statement or the Notice of Internet Availability of Proxy Materials, please contact your Fund by calling toll free 1-800-621-2550 (for institutional shareholders) or 1-800-526-7384 (for retail shareholders) or by mail at such Fund, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON NOVEMBER 16, 2023

This Joint Proxy Statement is available online at www.proxyvote.com (please have the control number found on your proxy card or voting instruction form ready when you visit this website).

In addition, copies of the Funds’ most recent annual and semi-annual report, including financial statements, have previously been mailed to Shareholders. The Funds will furnish to any shareholder upon request, without charge, an additional copy of the Funds’ most recent annual report and semi-annual report to shareholders. Annual reports and semi-annual reports to Shareholders may be obtained by writing to: the Funds, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200 Chicago, IL 60606; or by telephone toll-free at: 1-800-621-2550 (for institutional shareholders) and 1-800-526-7384 (for retail shareholders).

The date of this Joint Proxy Statement is September 5, 2023.

THE PROPOSAL

ELECTION OF NOMINEES TO THE BOARD OF TRUSTEES OF EACH OF GOLDMAN SACHS ETF TRUST, GOLDMAN SACHS ETF TRUST II, GOLDMAN SACHS REAL ESTATE DIVERSIFIED INCOME FUND, GOLDMAN SACHS TRUST, GOLDMAN SACHS TRUST II AND GOLDMAN SACHS VARIABLE INSURANCE TRUST

ALL FUNDS LISTED IN EXHIBIT C

The Proposal relates to the election of the following Nominees to the Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT:

Nominees to the Board of the GSETF Trust

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

Nominees to the Board of the GSETF Trust II

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

Nominees to the Board of the Real Estate Fund

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

Nominees to the Board of the GS Trust

•	Cheryl K. Beebe
•	John G. Chou
•	Eileen H. Dowling
•	Lawrence Hughes
•	John F. Killian
•	Steven D. Krichmar
•	Michael Latham
•	Lawrence W. Stranghoener
•	Paul C. Wirth

Nominees to the Board of the GS Trust II

•	Gregory G. Weaver
•	Dwight L. Bush
•	Kathryn A. Cassidy
•	John G. Chou
•	Joaquin Delgado
•	Eileen H. Dowling
•	Paul C. Wirth

Nominees to the Board of the GS Variable Insurance Trust

•	Cheryl K. Beebe
•	John G. Chou
•	Eileen H. Dowling
•	Lawrence Hughes
•	John F. Killian
•	Steven D. Krichmar
•	Michael Latham
•	Lawrence W. Stranghoener
•	Paul C. Wirth

The Board of each of the GS Trust and GS VIT is currently composed of eight Trustees: Gregory G. Weaver, Dwight L. Bush, Kathryn A. Cassidy, John G. Chou, Joaquin Delgado, Eileen H. Dowling, Paul C. Wirth and James A. McNamara. The Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II is currently composed of seven Trustees: Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, Lawrence W. Stranghoener and James A. McNamara.

Each Nominee would not be deemed to be an “interested person,” as that term is defined under the Investment Company Act of 1940 (the “1940 Act”), of each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT.

If elected, the applicable Nominees would hold office with respect for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the applicable Declaration of Trust; (c) the termination of the Funds; or (d) his or her retirement (whether pursuant to the applicable retirement policy or otherwise).

These policies may be changed by the Trustees without shareholder approval. The Boards would also be able to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling one or more shareholder meetings to fill those vacancies.

Following discussions with GSAM and meetings of the Boards, each Governance and Nominating Committee considered each applicable Nominee (except with respect to Nominees who were appointed and currently serve on the Boards of GS Trust and GS VIT), including his or her qualifications and experience, and selected and recommended, and each Board unanimously nominated, the applicable Nominees for election by shareholders as Trustees of the applicable Boards. The Boards also increased their respective sizes to accommodate the applicable Nominees.

Explanation of the Board Alignment and Consolidation

The Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II currently consists of the same six Independent Trustees (i.e., Trustees who are not “interested persons” of the applicable Funds, as defined in the 1940 Act) as well as Mr. McNamara, an Interested Trustee. The Board of each of the GS Trust and GS VIT also currently consists of the same seven Independent Trustees as well as James A. McNamara, an Interested Trustee. In order to bring the memberships of the Boards into alignment, (i) the GST/GS VIT Independent Trustees have been nominated for election to the Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II; and (ii) the ETF/ETFII/RE/GSTII Independent Trustees have been nominated for election to the Board of each of the GS Trust and GS VIT. In addition, three current Independent Trustees of the GS Trust and GS VIT (Mr. Chou, Ms. Dowling and Mr. Wirth), who were previously appointed by other Independent Trustees to the Board rather than elected by shareholders, have been nominated for election to continue to serve as Trustees on the Board.

As further explained below, the election of all of the Nominees will bring the membership of the Boards into alignment. This alignment and consolidation would provide the opportunity to enhance the effectiveness of board oversight and result in other potential benefits as described in the accompanying Joint Proxy Statement.

The Boards separately determined that it is in the best interests of the Fund(s) under their respective oversight to align and consolidate the membership of the Boards so that all of the Funds are overseen by the same Trustees.

Summary of the Reasons for the Board Alignment and Consolidation

The Proposal is the result of an effort on the part of the Boards and GSAM to align and consolidate the membership of the Boards so that the same Trustees serve on each board for the Funds, in order to further enhance the effectiveness of board oversight. The Trustees met with GSAM representatives and communicated with each other to consider and develop the Proposal to align and consolidate the membership of the Boards. The Independent Trustees also met with their independent legal counsel to consider and discuss matters relating to the alignment and consolidation of the Boards.

In reaching the conclusion that the approval of the Proposal is in the best interests of the Funds and their shareholders, the Boards took into account the recommendation of GSAM, and considered a number of factors, including the following:

◾	that each Fund would benefit from the additional experience, insights and oversight from the election of the Nominees that are not currently members of its Board;

◾	that each of the Nominees has significant professional experience and skills, as well as experience overseeing investment companies;

◾

that a single, consolidated Board would reduce GSAM’s administrative and operational efforts in supporting multiple Boards and enable GSAM to focus greater resources and time on providing services to the Funds;

◾

that a single, consolidated Board with increased skill sets, backgrounds and depth of experience with all types of funds within the Goldman Sachs registered fund complex would be better positioned to respond to the increasing complexities of the registered fund business;

◾

that GSAM has agreed to bear a portion of the costs associated with the board realignment and consolidation (up to $2,100,000). Each Fund will be allocated its respective share of the remaining costs associated with the board realignment and consolidation, with fixed costs allocated to the Funds equally and certain variable costs (e.g., costs of printing and mailing) allocated to the Funds on a pro rata basis based on the number of shareholders of each Fund. In addition, for Funds subject to an expense reimbursement arrangement, GSAM will reimburse the costs associated with the board realignment and consolidation to the extent needed to ensure that no Fund’s allocated costs would increase such Fund’s total expense ratio by more than 0.004%. In no event will the allocated costs associated with the board realignment and consolidation increase a Fund’s total expense ratio by more than 0.004%;

◾

that a single, consolidated Board would facilitate succession planning efforts of the Boards and alleviate the costs of identifying and onboarding new Board members in the future, who may have potentially less experience overseeing funds, including those managed by GSAM; and

◾	that a single governance platform would reduce the costs and complexity of potential Fund conversions and reorganizations within the Goldman Sachs registered fund complex overseen by the Boards.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or voting instruction form or voting by the Internet or by telephone, a shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, at the time of the Meeting, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Funds have no reason to believe that it will be necessary to designate a substitute Nominee. Each Fund proposes the election by all of its respective shareholders of the Nominees named in the table below to serve as members of its Board.

Information Regarding the Nominees

The following table lists the Nominees and Trustees, their ages, current position(s) held with the Funds length of time served, principal occupations during the past five years, number of funds currently overseen within the Goldman Sachs Fund Complex and other directorships held by the Nominees and Trustees during the past five years, as of September 5, 2023.

Independent Trustees/Nominees

Name, Address and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Cheryl K. Beebe Age: 67	Chair of the Board of Trustees of GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II	Since 2017 (Trustee since 2015) (GS Trust II); Since 2022 (Trustee since 2021) (GSETF Trust, GSETF Trust II and Real Estate Fund);

Ms. Beebe is retired. She is Director, Packaging Corporation of America (2008–Present); Director, The Mosaic Company (2019–Present); Director, HanesBrands Inc. (2020–Present); and was formerly Director, Convergys Corporation (a global leader in customer experience outsourcing) (2015–2018); and formerly held the position of Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a leading global ingredient solutions company) (2004–2014).

Chair of the Board of Trustees—Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				89	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)

Dwight L. Bush Age: 66	Trustee of GS Trust and GS VIT	Since 2020

The Honorable Dwight Bush is President and CEO of D.L. Bush & Associates (a financial advisory and private investment firm) (2002–2014 and 2017–present); Director of MoneyLion, Inc. (an operator of a data- driven, digital financial platform) (2021– present); and was formerly U.S. Ambassador to the Kingdom of Morocco (2014–2017) and a Member of the Board of Directors of Santander Bank, N.A. (2018–2019). Previously, he served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019–January 2020).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	MoneyLion, Inc. (an operator of a data-driven, digital financial platform)

Name, Address and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Kathryn A. Cassidy Age: 69	Trustee of GS Trust and GS VIT	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Vertical Aerospace Ltd. (an aerospace and technology company)

John G. Chou Age: 66	Trustee of GS Trust and GS VIT	Since 2022	Mr. Chou is retired. Formerly, he was Executive Vice President and Special Advisor to the Chairman and CEO (2021–2022); Executive Vice President and Chief Legal Officer (2019–2021); Executive Vice President and Chief Legal & Business Officer (2017–2019); and Executive Vice President and General Counsel (2011–2017) of Cencora, Inc. (a pharmaceutical and healthcare company). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Joaquin Delgado Age: 63	Trustee of GS Trust and GS VIT	Since 2020

Dr. Delgado is retired. He is Director, Stepan Company (a specialty chemical manufacturer) (2011–present); and was formerly Director, Hexion Inc. (a specialty chemical manufacturer) (2019–2022); Executive Vice President, Consumer Business Group of 3M Company (July 2016–July 2019); and Executive Vice President, Health Care Business Group of 3M Company (October 2012–July 2016). Previously, Dr. Delgado served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (October 2019– January 2020).

Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Stepan Company (a specialty chemical manufacturer)

Name, Address and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Eileen H. Dowling Age: 60	Trustee of GS Trust and GS VIT	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm). As Managing Director, she held senior management positions, including Global Head of Global Consultant Relations (2017–2021), Multinational Corporations (2019–2021), the Institutional Product Group (2015–2019) and Institutional Marketing (2013–2016). Ms. Dowling was a member of the Global Operating Committee and Product Executive Committee of BlackRock. Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Lawrence Hughes Age: 65	Trustee of GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II	Since 2016 (GS Trust II); Since 2021 (GSETF Trust, GSETF Trust II and Real Estate Fund);	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). Previously, Mr. Hughes served as an Advisory Board Member of Goldman Sachs Trust II (February 2016 – April 2016). Trustee—Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	89	None

Name, Address and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
John F. Killian Age: 68	Trustee of GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II	Since 2015 (GS Trust II); Since 2021 (GSETF Trust, GSETF Trust II and Real Estate Fund);	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011–2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009). Trustee—Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	89	Consolidated Edison, Inc. (a utility holding company)

Steven D. Krichmar Age: 65	Trustee of Goldman Sachs GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II	Since 2018 (GS Trust II); Since 2021 (GSETF Trust, GSETF Trust II and Real Estate Fund);

Mr. Krichmar is retired. Formerly, he held senior management and governance positions with Putnam Investments, LLC, a financial services company (2001–2016). He was most recently Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC and Principal Financial Officer of The Putnam Funds. Previously, Mr. Krichmar served as an Audit Partner with PricewaterhouseCoopers LLP and its predecessor company (1990 – 2001).

Trustee—Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.

				89	None

Name, Address and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Michael Latham Age: 57	Trustee of GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II	Since 2015 (GSETF Trust); Since 2021 (GSETF Trust II and GS Trust II); Since inception (Real Estate Fund)	Mr. Latham is retired. Formerly, he held senior management positions with the iShares exchange-traded fund business owned by BlackRock, Inc., including Chairman (2011–2014); Global Head (2010–2011); U.S. Head (2007–2010); and Chief Operating Officer (2003–2007). Trustee—Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	90	None

Lawrence W. Stranghoener Age: 69	Trustee of GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II	Since 2015 (GSETF Trust); Since 2021 (GSETF Trust II and GS Trust II); Since inception (Real Estate Fund)

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014) and Executive Vice President and Chief Financial Officer (2004–2014), Mosaic Company (a fertilizer manufacturing company).

Trustee—Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund. Chair of the Board of Trustees—Goldman Sachs Credit Income Fund.

				90	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Gregory G. Weaver Age: 71	Chair of the Board of Trustees of GS Trust and GS VIT	Since 2023 (Trustee since 2015)	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015–Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012). Chair of the Board of Trustees—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

Name, Address and Age[1]	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee[3]
Paul C. Wirth Age: 65	Trustee of GS Trust and GS VIT	Since 2022	Mr. Wirth is retired. He is Executive Advisor, My Next Season LLC (a career transition advisory firm) (2023–present). Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011–2020); Finance Director and Principal Accounting Officer (2010–2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005–2010) of Morgan Stanley. Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None

Interested Trustee

James A. McNamara* Age: 60	President and Trustee of GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT	Since 2007 (GS Trust and GS VIT); Since 2012 (GS Trust II); Since 2014 (GSETF Trust); Since 2021 (GSETF Trust II); Since inception (Real Estate Fund)	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998). President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	192	None

*

Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

1	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
2

The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of September 5, 2023, GSETF Trust consisted of 67 portfolios (32 of which offered shares to the public); GSETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); GS Trust consisted of 87 portfolios; GS Trust II consisted of 18 portfolios (7 of which offered shares to the public); GS VIT consisted of 15 portfolios (11 of which offered shares to the public); and Goldman Sachs Credit Income Fund, Goldman Sachs MLP and Energy Renaissance Fund and Real Estate Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public. The Goldman Sachs Fund Complex also includes an entity organized as a Delaware statutory trust, which has not commenced operations.

3

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

The significance or relevance of a Nominee’s particular experience, qualifications, attributes and/or skills is considered by the Boards on an individual basis. Experience, qualifications, attributes and/or skills common to all Nominees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the investment advisers and sub-advisers and their affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their Shareholders. The Governance and Nominating Committees’ charters contain certain other factors that are considered by the Governance and Nominating Committees in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Nominees, the Boards have each concluded that each Nominee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Nominee as of September 5, 2023 that led the Boards to conclude that such individual should serve as a Trustee.

Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the GS Trust II since 2015 and Chair of the Board of Trustees since 2017 and the GSETF Trust, GSETF Trust II and Real Estate Fund since 2021 and Chair of the Board of Trustees since 2021. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and serves as Chair of the Audit Committee. In addition, Ms. Beebe is a member of the Board of Directors of HanesBrands Inc., a multinational clothing company. Further, she serves on the Board of Trustees of Fairleigh Dickinson University, where she is Chair of the Governance Committee. Ms. Beebe was a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications and global supply chain functions. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.

Dwight L. Bush. The Honorable Dwight Bush has served as a Trustee of the GS Trust and GS VIT since 2020. He also serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm, and Director of MoneyLion, Inc., an operator of a data-driven, digital financial platform. From 2014 to 2017, The Honorable Dwight Bush served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S. Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. The Honorable Dwight Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). Formerly, he served as a member of the Board of Directors of Santander Bank, N.A., JER Investors Trust, a specialty real estate finance company, and as Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee. The Honorable Dwight Bush also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the Meridian International Center, and has served on the executive committee of Cornell University. He previously served on the Trust’s Advisory Board. Based on the foregoing, The Honorable Dwight Bush is experienced with financial and investment matters.

Kathryn A. Cassidy. Ms. Cassidy has served as a Trustee of the GS Trust and GS VIT since 2015. Ms. Cassidy has been designated as the Board’s “audit committee financial expert” given her extensive accounting and finance experience. She is a member of the Board of Directors for Vertical Aerospace Ltd., a

publicly-traded aerospace and technology company, where she serves as Chair of the Audit Committee. Previously, Ms. Cassidy held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Formerly, Ms. Cassidy served as a Director of buildOn, a not-for-profit organization, where she served as Chair of the Finance Committee. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.

John G. Chou. Mr. Chou has served as a Trustee of the GS Trust and GS VIT since 2022. Mr. Chou is retired. Formerly, he held several executive and senior management positions at Cencora, Inc. (“Cencora”) (formerly AmerisourceBergen Corporation) from 2002-2022, including Executive Vice President and Special Advisor to the Chairman and Chief Executive Officer, Executive Vice President and Chief Legal Officer, Executive Vice President and Chief Legal & Business Officer, and Executive Vice President and General Counsel. As Executive Vice President and Chief Legal Officer, Mr. Chou was responsible for managing Cencora’s legal, regulatory, quality, privacy, global business resilience and enterprise risk management functions, among others. In addition, he previously held senior legal positions at Cigna Corporation, ARCO Chemical Europe, and Arco Chemical Company, and also practiced law at various law firms, including most recently as a member of Eckert Seamens Cherin & Mellott, LLC. Mr. Chou currently serves as the President of the Board of Trustees of Episcopal Community Services and as a member of the Board of Directors of the Committee of Seventy. Based on the foregoing, Mr. Chou is experienced with financial and investment matters.

Joaquin Delgado. Dr. Delgado has served as a Trustee of the GS Trust and GS VIT since 2020. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly-traded specialty chemical manufacturer. Previously, Dr. Delgado was a member of the Board of Directors for Hexion Inc., a privately held specialty chemical manufacturer, and held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, medical and office supplies and software. Dr. Delgado also serves as a member of the Board of Directors of Ballet Austin, a not-for-profit organization. Additionally, he formerly served as a member of the Board of Directors of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado previously served on the Trust’s Advisory Board. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.

Eileen H. Dowling. Ms. Dowling has served as a Trustee of the GS Trust and GS VIT since 2021. Ms. Dowling worked at BlackRock for over 10 years, where she was a Managing Director and, most recently, a Senior Advisor. While at BlackRock, Ms. Dowling held several senior management positions responsible for clients, investment products and marketing, including Global Head of Consultant Relations, Global Head of Multinationals, Global Head of the Institutional Product Group and Global Head of Institutional Marketing. She also was a member of BlackRock’s Global Operating Committee and Product Executive Committee. From 2007-2011, Ms. Dowling was a Managing Director and Global Head of Marketing at Credit Suisse Asset Management. Prior to that, over an 18-year period at Merrill Lynch, Ms. Dowling served in several roles in Investment Banking, Capital Markets and Research. Ms. Dowling currently serves as a Member of the Advisory Board and Finance Committee of New York University’s Glucksman Ireland House. Based on the foregoing, Ms. Dowling is experienced with investment, financial and accounting matters.

Lawrence Hughes. Mr. Hughes has served as a Trustee of the GS Trust II since 2016 and the GSETF Trust, GSETF Trust II and Real Estate Fund since 2021. Mr. Hughes is retired. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian. Mr. Killian has served as a Trustee of the GS Trust II since 2015 and the GSETF Trust, GSETF Trust II and Real Estate Fund since 2021. Mr. Killian has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as Chair of the Audit Committee and as a member of the Corporate Governance and Nominating, and Management Development and Compensation Committees. Formerly, he was a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he served as Chair of the Audit Committee and a member of the Compensation Committee. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Steven D. Krichmar. Mr. Krichmar has served as a Trustee of the GS Trust II since 2018 and the GSETF Trust, GSETF Trust II and Real Estate Fund since 2021. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board. He is also a member of the Board of Directors and Audit Committee of The Risk Management Foundation of the Harvard Medical Institutions, a member of the Subscribers Advisory Committee of CRICO (A Reciprocal Risk Retention Group), a member of the Board of Trustees of Boys & Girls Clubs of Boston, and a member of the Board of Advisors of the University of North Carolina Kenan-Flagler Business School. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.

Michael Latham. Mr. Latham has served as a Trustee of the GSETF Trust since 2015, the GSETF Trust II and GS Trust II since 2021 and the Real Estate Fund since inception. Mr. Latham is retired. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.

Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the GSETF Trust since 2015, the GSETF Trust II and GS Trust II since 2021 and the Real Estate Fund since inception. Mr. Stranghoener is retired. Mr. Stranghoener is Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials. Previously, he was a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he served as Chair of the Audit Committee and also served on the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.

Gregory G. Weaver. Mr. Weaver has served as a Trustee of the GS Trust and GS VIT since 2015 and Chair of the Board since 2023. Mr. Weaver also serves as a Director of Verizon Communications Inc., where he serves as Chair of the Audit Committee. Previously, Mr. Weaver was a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.

Paul C. Wirth. Mr. Wirth has served as a Trustee of the GS Trust and GS VIT since 2022. Mr. Wirth is an Executive Advisor with My Next Season LLC, a career transition advisory firm. Previously, Mr. Wirth held various senior management positions at Morgan Stanley, where he worked for over 15 years. While with Morgan Stanley, Mr. Wirth served as Deputy Chief Financial Officer and Principal Accounting Officer, Finance Director and Principal Accounting Officer, and Managing Director, Global Controller and Chief Accounting Officer. He also was a member of Morgan Stanley’s Management Committee and Risk Committee. Prior to Morgan Stanley, Mr. Wirth held senior positions at Credit Suisse First Boston, Deloitte & Touche LLP, and KPMG LLP. Mr. Wirth served as a member of the Board of Directors of certain Morgan Stanley subsidiaries, including Morgan Stanley Europe Holding SE, where he also served as Audit Committee Chairman. He is also a member of the St. John’s University Board of Governors since October 2020 and was previously a member of the Peter J. Tobin College of Business Board of Trustees from 2011 to 2017. Mr. Wirth serves as a member of the Board of Advisors for the ARC of Essex County, a not-for-profit organization. He also has served on the Board of Trustees of the Financial Accounting Foundation. Mr. Wirth is a certified public accountant. Based on the foregoing, Mr. Wirth is experienced with accounting, financial and investment matters.

Additional Information about the Boards and the Nominees

The Boards’ Leadership Structure

The business and affairs of the Funds are managed under the direction of the respective Boards, subject to the laws of the State of Delaware and the applicable Declaration of Trust. Each Board is responsible for deciding matters of overall policy and reviewing the actions of the applicable Funds’ service providers. The officers of the Funds conduct and supervise the Funds’ daily business operations. Trustees who are not deemed to be “interested persons” of the Fund(s) under their oversight as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund(s) under their oversight are referred to as “Interested Trustees.” The Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II is currently composed of six Independent Trustees and one Interested Trustee. The Board of each of the GS Trust and GS VIT is currently composed of seven Independent Trustees and one Interested Trustee. Each Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Funds’ officers and legal counsel, as appropriate. The Chair may perform other functions as requested by his or her Boards from time to time.

The Boards meet as often as necessary to discharge their responsibilities. Currently, the Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II conducts regular meetings at least five times a year and the Board of each of the GS Trust and GS VIT conducts regular meetings at least six times a year, and each Board holds special meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees of each Board meet at least annually to review, among other things, investment management agreements and sub-advisory agreements, as applicable, distribution and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Fund(s) under their oversight, and to consider such other matters as they deem appropriate.

The Board of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II has established five standing committees – Audit, Governance and Nominating, Compliance, Board Valuation and Contract Review Committees. The Board of each of the GS Trust and GS VIT has established four standing committees – Audit, Governance and Nominating, Compliance and Risk Oversight and Contract Review Committees. Each Board may establish other committees, or nominate one or more Trustees to examine particular issues related to such Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to its Board.

The Trustees of each Board have determined that the leadership structure of their Board is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Standing Board Committees

Audit Committee

Each Audit Committee oversees the audit process and provides assistance to its Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, each Audit Committee selects and recommends annually to its Board an independent registered public accounting firm to audit the books and records of the Fund(s) under its oversight for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees of each Board serve on the Audit Committee of such Board. Mr. Latham serves as Chair of the Audit Committee and the “audit committee financial expert” of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II and Ms. Cassidy serves as Chair of the Audit Committee and the “audit committee financial expert” of each of the GS Trust and GS VIT.

Each Audit Committee acts according to its Audit Committee charter. A copy of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II Audit Committee charter is attached hereto as Appendix A.

Governance and Nominating Committee

Each Governance and Nominating Committee has been established to: (i) assist its Board in matters involving mutual fund governance, which includes making recommendations to its Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund(s) under its oversight and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise its Board on ways to improve its effectiveness. All of the Independent Trustees of each Board serve on the Governance and Nominating Committee of such Board. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, each Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Funds, as applicable, at its mailing address stated in the Funds’ Prospectuses and should be directed to the attention of the Governance and Nominating Committee.

Each Governance and Nominating Committee acts according to its Governance and Nominating Committee charter, a copy of which is attached hereto as Appendix B.

Compliance Committee (GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II)

The Compliance Committee of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II has been established for the purpose of overseeing the compliance processes: (i) of the Fund(s); and (ii) insofar as they relate to services provided to the Fund(s), of the Fund’s Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to its full Board with respect to compliance matters. All of the Independent Trustees of each Board of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II serve on the Compliance Committee of such Board.

Compliance and Risk Oversight Committee (GS Trust and GS VIT)

The Compliance and Risk Oversight Committee of each of the GS Trust and GS VIT has been established for the purpose of overseeing the compliance processes: (i) of the Funds; (ii) the adequacy and effectiveness of the Trusts’ risk management processes; and (iii) insofar as they relate to services provided to the Funds, any investment adviser, sub-adviser, principal underwriter, administrator, and transfer agent to each Fund, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. The Compliance and Risk Oversight Committee also oversees the risk management processes administered by management of the Funds and relevant service providers to the Funds including, among other areas investment risk, which includes market, liquidity, counterparty and credit risk, operational risk (including information technology), derivatives risk and other applicable risk areas that are under the purview of the Goldman Sachs Asset Management Global Risk Management group that relate to the Funds. In addition, the Compliance and Risk Oversight Committee provides assistance to its full Board with respect to compliance matters. All of the Independent Trustees of each Board of the GS Trust and GS VIT serve on the Compliance and Risk Oversight Committee of such Board.

Board Valuation Committee (GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II)

The Board Valuation Committee of each of the GSETF Trust, GSETF Trust II, Real Estate Fund and GS Trust II has been established for the purpose of reviewing valuation matters requiring prompt notification from the valuation designee in accordance with the valuation procedures approved by the Trustees. The Board Valuation Committee does not have regular, standing meetings.

Contract Review Committee

Each Contract Review Committee has been established for the purpose of overseeing the processes of its Board for reviewing and monitoring performance under the investment management and sub-advisory (as applicable), distribution, transfer agency, and certain other agreements with the investment Adviser of the Fund(s) under its oversight and its affiliates. Each Contract Review Committee is also responsible for overseeing its Board’s processes for considering and reviewing performance under the operation of the distribution, service, shareholder administration and other plans of the Fund(s) under its oversight, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. Each Contract Review Committee also provides appropriate assistance to its Board in connection with the Board’s approval, oversight and review of the other service providers including, without limitation, the sub-advisers (as applicable), custodian/fund accounting agent, sub-transfer agents, securities lending agents (as applicable), professional (legal and accounting) firms and printing firms of the Fund(s) under its oversight. All of the Independent Trustees of each Board serve on the Contract Review Committee of such Board.

Risk Oversight

Each Board is responsible for the oversight of the activities of the Fund(s), including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers including sub-advisers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, liquidity risk, investment risk, derivatives risk, compliance risk, manager selection risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers, including sub-advisers, have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Boards recognize that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, their respective affiliates or other service providers, including sub-advisers.

Each Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. For example, on an annual basis, GSAM (or personnel from GSAM) will provide the Boards with written reports that address the operation, adequacy and effectiveness of each Fund’s liquidity risk management and derivatives risk management programs, which are generally designed to assess and manage liquidity risk, and for Full Compliance Funds (as defined in Rule 18f-4 under the 1940 Act), derivatives risk. In addition, investment risk is discussed in the context of regular presentations to each Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g., compliance policies) or in the context of presentations focused specifically on one or more risks. The Boards also receive reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committees meet with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committees meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between the GSAM and each Board. Each Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. Each Board’s oversight role does not make the Board a guarantor of the investments or activities.

Meetings of Trustees and Standing Board Committees

The numbers of meetings of the Boards and their Committees held during the Funds’ respective most recent fiscal years are set forth below:

Fiscal Year	Fiscal Year Ended March 31, 2023 (GS Trust only)	Fiscal Year Ended August 31, 2022 (GSETF Trust, GSETF Trust II and GS Trust only)	Fiscal Year Ended September 30, 2022 (Real Estate Fund only)	Fiscal Year Ended October 31, 2022 (GS Trust and GS Trust II only)	Fiscal Year Ended November 30, 2022 (GS Trust only)	Fiscal Year Ended December 31, 2022 (GSETF Trust, GS Trust and GS VIT only)

Board of Trustees Meeting	6	7 (GSETF Trust and GSETF Trust II); 6 (GS Trust)	8	6 (GS Trust); 7 (GS Trust II)	6	8 (GSETF Trust); 6 (GS Trust and GS VIT)

Audit Committee Meeting	4	5 (GSETF Trust and GSETF Trust II); 4 (GS Trust)	5	4 (GS Trust); 4 (GS Trust II)	4	5 (GSETF Trust); 4 (GS Trust and GS VIT)

Governance and Nominating Committee Meeting	3	3 (GSETF Trust and GSETF Trust II); 4 (GS Trust)	3	3 (GS Trust); 4 (GS Trust II)	3	4 (GSETF Trust); 3 (GS Trust and GS VIT)

Compliance Committee Meeting[1]	6	5 (GSETF Trust and GSETF Trust II); 6 (GS Trust)	5	6 (GS Trust); 5 (GS Trust II)	6	5 (GSETF Trust); 6 (GS Trust and GS VIT)

Board Valuation Committee Meeting[2]	N/A	0	0	0	N/A	0

Contract Review Committee Meeting	2	3 (GSETF Trust and GSETF Trust II); 2 (GS Trust)	4	2 (GS Trust); 5 (GS Trust II)	2	5 (GSETF Trust); 2 (GS Trust and GS VIT)

[1]	The Compliance Committee for the GS Trust and GS VIT became the “Compliance and Risk Oversight Committee” on April 18, 2023.
[2]	The Board Valuation Committee was established on December 2, 2022 and thus did not meet during the applicable fiscal years.

No Trustee attended fewer than seventy-five percent of the meetings held by his or her Board or by any Committee of which he or she was a member while he or she was a Trustee during the applicable fiscal year.

Nominee/Trustee Ownership of Fund Shares

The following table shows the dollar range of shares beneficially owned by each Nominee/Trustee in the investment portfolios of the Funds and the Goldman Sachs Fund Complex as of July 31, 2023:

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Cheryl K. Beebe	Goldman Sachs GQG Partners International Opportunities Fund: Over $100,000	Over $100,000
Dwight L. Bush

Goldman Sachs Mid Cap Value Fund: Over $100,000

Goldman Sachs Large Cap Growth Insights Fund: Over $100,000

Goldman Sachs Small Cap Value Fund: Over $100,000

Goldman Sachs GQG Partners International Opportunities Fund: $50,001-$100,000

Goldman Sachs International Equity Insights Fund: $50,001-$100,000

Over $100,000
Kathryn A. Cassidy

Goldman Sachs Absolute Return Tracker Fund: $10,001-$50,000

Goldman Sachs Dynamic Municipal Income Fund: $50,001-$100,000

Goldman Sachs Emerging Markets Equity Insights Fund: $10,001-$50,000

Goldman Sachs Financial Square Money Market Fund: $1-$10,000

Goldman Sachs High Yield Fund: Over $100,000

Goldman Sachs Inflation Protected Securities Fund: $50,001-$100,000

Goldman Sachs International Equity Insights Fund: Over $100,000

Goldman Sachs Mid Cap Value Fund: $50,001-$100,000

Goldman Sachs Small Cap Value Fund: $50,001-$100,000

Goldman Sachs Small/Mid Cap Growth Fund: Over $100,000

Goldman Sachs Tactical Tilt Overlay Fund: $10,001-$50,000

Goldman Sachs U.S. Equity Insights Fund: Over $100,000

Over $100,000
John G. Chou	Goldman Sachs International Equity ESG Fund: Over $100,000	Over $100,000
Joaquin Delgado

Goldman Sachs Bond Fund: $10,001-$50,000

Goldman Sachs Dynamic Municipal Income Fund: Over $100,000

Goldman Sachs International Equity Insights Fund: Over $100,000

Goldman Sachs International Small Cap Insights Fund: $50,001-$100,000

Goldman Sachs Small Cap Equity Insights Fund: Over $100,000

Goldman Sachs U.S. Equity Insights Fund: Over $100,000

Over $100,000
Eileen H. Dowling

Goldman Sachs Commodity Strategy Fund: $10,001-$50,000

Goldman Sachs Dynamic Municipal Income Fund: $10,001-$50,000

Goldman Sachs High Yield Floating Rate Fund: $10,001-$50,000

Goldman Sachs High Yield Fund: $10,001-$50,000

Goldman Sachs High Yield Municipal Fund: $10,001-$50,000

Goldman Sachs Inflation Protected Securities Fund: $10,001-$50,000

Goldman Sachs International Equity ESG Fund: $10,001-$50,000

Goldman Sachs International Equity Income Fund: $10,001-$50,000

Goldman Sachs Investor Tax-Exempt Money Market Fund: Over $100,000

Goldman Sachs Managed Futures Strategy Fund: $10,001-$50,000

Goldman Sachs Mid Cap Value Fund: $10,001-$50,000

Goldman Sachs Small/Mid Cap Growth Fund: $10,001-$50,000

Goldman Sachs U.S. Equity ESG Fund: $1-$10,000

Over $100,000
Lawrence Hughes

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF: Over $100,000

Goldman Sachs GQG Partners International Opportunities Fund: Over $100,000

Goldman Sachs Multi-Manager Alternatives Fund: Over $100,000

Over $100,000

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
John F. Killian	Goldman Sachs Financial Square Treasury Obligations Fund: $50,001-$100,000 Goldman Sachs GQG Partners International Opportunities Fund: Over $100,000	Over $100,000
Steven D. Krichmar	Goldman Sachs GQG Partners International Opportunities Fund: Over $100,000 Goldman Sachs MarketBeta® U.S. Equity ETF: Over $100,000	Over $100,000
Michael Latham	Goldman Sachs ActiveBeta® International Equity ETF: Over $100,000	Over $100,000
Lawrence W. Stranghoener	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF: Over $100,000 Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF: Over $100,000	Over $100,000
Gregory G. Weaver

Goldman Sachs Emerging Markets Equity Fund: Over $100,000

Goldman Sachs Income Builder Fund: Over $100,000

Goldman Sachs International Equity Insights Fund: Over $100,000

Goldman Sachs MLP Energy Infrastructure Fund: Over $100,000

Goldman Sachs Small Cap Value Fund: Over $100,000

Over $100,000
Paul C. Wirth	Goldman Sachs Income Builder Fund: Over $100,000	Over $100,000
James A. McNamara

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF: Over $100,000

Goldman Sachs Emerging Markets Equity Fund: Over $100,000

Goldman Sachs Financial Square Treasury Solutions Fund: $50,001-$100,000

Goldman Sachs High Yield Fund: Over $100,000

Goldman Sachs Income Builder Fund: Over $100,000

Goldman Sachs International Equity ESG Fund: $50,001-$100,000

Goldman Sachs Multi-Manager Alternatives Fund: Over $100,000

Goldman Sachs Small/Mid Cap Growth Fund: Over $100,000

Goldman Sachs Strategic Income Fund: Over $100,000

Goldman Sachs Tax-Advantaged Global Equity Portfolio: Over $100,000

Goldman Sachs U.S. Equity Dividend and Premium Fund: Over $100,000

Over $100,000

As of July 31, 2023, the Nominees, Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of beneficial interest of each share class of the Real Estate Fund, and of each share class of each of the Funds within the GSETF Trust, GSETF Trust II, GS Trust, GS Trust II and GS VIT, except for Class P shares of the Goldman Sachs Income Builder Fund. As of July 31, 2023, the Nominees, Trustees and Officers of the Funds as a group owned 1.44% of the outstanding Class P shares of the Goldman Sachs Income Builder Fund.

As of a recent date, none of the Independent Trustees nor any member of their immediate family owned any securities issued by GSAM or a sub-adviser or any other person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with GSAM or a sub-adviser.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the applicable Funds and as a member of the applicable Board committees. Each Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending such meetings. The Funds may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee for the Funds’ respective most recent fiscal years:

Goldman Sachs ETF Trust (Fiscal Years Ended August 31, 2022 and December 31, 2022)

Name of Trustee	Aggregate Compensation from Funds with Fiscal Year Ended August 31, 2022	Aggregate Compensation from Fund with Fiscal Year Ended December 31, 2022	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From Fund Complex for Fiscal Year Ended August 31, 2022*	Total Compensation From Fund Complex for Fiscal Year Ended December 31, 2022*
Cheryl K. Beebe[1,2]	$142,922	—	$0	$285,897	$360,394
Lawrence Hughes[2]	$115,561	—	$0	$233,668	$285,788
John F. Killian[2]	$116,932	—	$0	$237,880	$285,788
Steven D. Krichmar[2]	$115,536	—	$0	$233,668	$285,788
Michael Latham[3]	$123,297	—	$0	$243,529	$321,182
Lawrence W. Stranghoener	$114,468	—	$0	$230,510	$285,788
James A. McNamara[4]	—	—	—	—	—

*	Represents fees paid to each Trustee during the fiscal years ended August 31, 2022 and December 31, 2022, respectively, from the Goldman Sachs Fund Complex.
[1]	Includes compensation as Board Chair.
[2]	Ms. Beebe and Messrs. Hughes, Killian and Krichmar began serving as Trustees of the Trust effective December 3, 2021.
[3]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[4]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.

Goldman Sachs ETF Trust II (Fiscal Year Ended August 31, 2022)

Name of Trustee	Aggregate Compensation from Funds within Goldman Sachs ETF Trust II	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Fund Complex*
Cheryl K. Beebe[1,2]	$1,875	$0	$285,897
Lawrence Hughes[2]	$1,484	$0	$233,688
John F. Killian[2]	$1,484	$0	$237,880
Steven D. Krichmar[2]	$1,484	$0	$233,668
Michael Latham[3]	$1,667	$0	$243,529
Lawrence W. Stranghoener	$1,484	$0	$230,510
James A. McNamara[4]	—	—	—

*	Represents fees paid to each Trustee during the fiscal year ended August 31, 2022 from the Goldman Sachs Fund Complex.
[1]	Includes compensation as Board Chair.
[2]	Ms. Beebe and Messrs. Hughes, Killian and Krichmar began serving as Trustees of the Trust effective December 3, 2021.
[3]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[4]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.

Goldman Sachs Real Estate Diversified Income Fund (Fiscal Year Ended September 30, 2022)

Name of Trustee	Aggregate Compensation from the Real Estate Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Total Compensation From the Fund Complex*
Cheryl K. Beebe[1,2]	$6,493	$0	$329,647
Lawrence Hughes[2]	$5,191	$0	$263,668
John F. Killian[2]	$5,224	$0	$265,380
Steven D. Krichmar[2]	$5,191	$0	$263,668
Michael Latham[3]	$5,680	$0	$288,217
Lawrence W. Stranghoener	$5,167	$0	$262,385
James A. McNamara[4]	—	—	—

*	Represents fees paid to each Trustee during the fiscal year ended September 30, 2022 from the Goldman Sachs Fund Complex.
[1]	Includes compensation as Board Chair.
[2]	Ms. Beebe and Messrs. Hughes, Killian and Krichmar began serving as Trustees of the Trust effective December 3, 2021.
[3]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[4]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.

Goldman Sachs Trust (Fiscal Years Ended August 31, 2022, October 31, 2022, November 30, 2022, December 31, 2022 and March 31, 2023)

Name of Trustee	Aggregate Compensation from Funds with Fiscal Year Ended August 31, 2022	Aggregate Compensation from Funds with Fiscal Year Ended October 31, 2022	Aggregate Compensation from Funds with Fiscal Year Ended November 30, 2022	Aggregate Compensation from Funds with Fiscal Year Ended December 31, 2022	Aggregate Compensation from Funds with Fiscal Year Ended March 31, 2023	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses
Gregory G. Weaver[1,3]	$69,733	$54,412	$117,183	$51,218	$78,144	$0
Dwight L. Bush	$59,355	$46,169	$91,214	$43,466	$62,200	$0
Kathryn A. Cassidy[1]	$59,355	$46,169	$99,589	$43,466	$64,916	$0
John G. Chou[2]	$15,529	$23,619	$47,065	$32,736	$62,200	$0
Joaquin Delgado	$59,355	$46,169	$99,589	$43,466	$62,200	$0
Eileen H. Dowling	$45,095	$46,169	$91,214	$43,466	$62,200	$0
Paul C. Wirth[2]	$15,529	$23,619	$51,380	$32,737	$62,200	$0
James A. McNamara[3]	—	—	—	—	—	—

Name of Trustee	Total Compensation From Fund Complex for Fiscal Year Ended August 31, 2022*	Total Compensation From Fund Complex for Fiscal Year Ended October 31, 2022*	Total Compensation From Fund Complex for Fiscal Year Ended November 30, 2022*	Total Compensation From Fund Complex for Fiscal Year Ended December 31, 2022*	Total Compensation From Fund Complex for Fiscal Year Ended March 31, 2023*
Gregory G. Weaver[1,3]	$413,000	$419,500	$419,500	$426,000	$456,750
Dwight L. Bush	$351,000	$356,000	$356,000	$361,000	$363,000
Kathryn A. Cassidy[1]	$351,000	$356,000	$356,000	$361,000	$379,250
John G. Chou[2]	$90,250	$180,500	$180,500	$270,750	$363,000
Joaquin Delgado	$351,000	$356,000	$356,000	$361,000	$363,000
Eileen H. Dowling	$265,750	$356,000	$356,000	$361,000	$363,000
Paul C. Wirth[2]	$90,250	$180,500	$180,500	$270,750	$363,000
James A. McNamara[4]	—	—	—	—	—

*

Represents fees paid to each Trustee during the fiscal years ended August 31, 2022, October 31, 2022, November 30, 2022, December 31, 2022 and March 31, 2023, respectively, from the Goldman Sachs Fund Complex.

[1]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[2]	Messrs. Chou and Wirth began serving as Trustees effective April 12, 2022.
[3]	Includes compensation as Board Chair.
[4]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.

Goldman Sachs Trust II (Fiscal Year Ended October 31, 2022)

Name of Trustee	Aggregate Compensation from Funds within Goldman Sachs Trust II	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Fund Complex*
Cheryl K. Beebe[1,2]	$66,605	$0	$329,647
Lawrence Hughes[2]	$53,332	$0	$263,668
John F. Killian[2]	$53,715	$0	$265,380
Steven D. Krichmar[2]	$53,332	$0	$263,668
Michael Latham[3]	$58,127	$0	$288,217
Lawrence W. Stranghoener	$53,045	$0	$262,385
James A. McNamara[4]	—	—	—

*	Represents fees paid to each Trustee during the fiscal year ended October 31, 2022 from the Goldman Sachs Fund Complex.
[1]	Includes compensation as Board Chair.
[2]	Ms. Beebe and Messrs. Hughes, Killian and Krichmar began serving as Trustees of the Trust effective December 3, 2021.
[3]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[4]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.

Goldman Sachs Variable Insurance Trust (Fiscal Year Ended December 31, 2022)

Name of Trustee	Aggregate Compensation from Funds within Goldman Sachs Variable Insurance Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Fund Complex*
Gregory G. Weaver[1,3]	$36,076	$0	$426,000
Dwight L. Bush	$30,686	$0	$361,000
Kathryn A. Cassidy[1]	$30,686	$0	$361,000
John G. Chou[2]	$23,082	$0	$270,750
Joaquin Delgado	$30,686	$0	$361,000
Eileen H. Dowling	$30,686	$0	$361,000
Paul C. Wirth[2]	$23,082	$0	$270,750
James A. McNamara[4]	—	—	—

*	Represents fees paid to each Trustee during the fiscal year ended December 31, 2022 from the Goldman Sachs Fund Complex.
[1]	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
[2]	Messrs. Chou and Wirth began serving as Trustees effective April 12, 2022.
[3]	Includes compensation as Board Chair.
[4]	Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.

Additional Information about Officers of the Funds

Information pertaining to the officers of the Funds as of September 5, 2023 is set forth below. The Funds’ officers do not receive any compensation from the Funds for serving as such.

Name	Position(s) Held with the Funds[1]	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2007 (GS Trust and GS VIT); Since 2012 (GS Trust II); Since 2014 (GSETF Trust); Since 2021 (GSETF Trust II); Since inception (Real Estate Fund)

Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 55	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019) (GSETF Trust, GS Trust, GS Trust II and GS VIT); Since 2021 (GSETF Trust II); Since inception (Real Estate Fund)

Managing Director, Goldman Sachs (November 2015–Present) and Vice President–Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010–October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name	Position(s) Held with the Funds[1]	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Julien Yoo 200 West Street New York, NY 10282 Age: 52	Chief Compliance Officer	Since 2019 (GS Trust and GS VIT); Since 2018 (GS Trust II); Since 2014 (GSETF Trust); Since 2021 (GSETF Trust II); Since inception (Real Estate Fund)

Managing Director, Goldman Sachs (January 2020–Present); Vice President, Goldman Sachs (December 2014–December 2019); and Vice President, Morgan Stanley Investment Management (2005–2010).

Chief Compliance Officer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Middle Market Lending LLC II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 65	Assistant Treasurer	Since 2000 (GS Trust and GS VIT); Since 2012 (GS Trust II); Since 2014 (GSETF Trust); Since 2021 (GSETF Trust II); Since inception (Real Estate Fund)

Vice President, Goldman Sachs (July 2000–Present); Principal Accounting Officer and Treasurer, Commerce Bank Mutual Fund Complex (2008–Present); Treasurer of Goldman Sachs Philanthropy Fund (2019–Present); and Treasurer of Ayco Charitable Foundation (2020–Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 40	Assistant Treasurer	Since 2014 (GSETF Trust, GS Trust, GS Trust II and GS VIT); Since 2021 (GSETF Trust II and Real Estate Fund)

Vice President, Goldman Sachs (January 2013–Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name	Position(s) Held with the Funds[1]	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: 53	Assistant Treasurer	Since 2019 (GSETF Trust, GS Trust, GS Trust II and GS VIT); Since 2021 (GSETF Trust II); Since inception (Real Estate Fund)

Managing Director, Goldman Sachs (January 2018–Present); and Vice President, Goldman Sachs (May 1999–December 2017).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: 54	Assistant Treasurer	Since 2019 (GSETF Trust, GS Trust, GS Trust II and GS VIT); Since 2021 (GSETF Trust II); Since inception (Real Estate Fund)

Vice President, Goldman Sachs (February 2010–Present).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Elaine Leung 30 Hudson Street Jersey City, NJ 07302	Assistant Treasurer of the GS Trust and GS VIT	Since 2023	Vice President, Goldman Sachs (January 2021–Present); and Associate, Goldman Sachs (March 2014–December 2020). Assistant Treasurer—Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Name	Position(s) Held with the Funds[1]	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer	Since 2019 (GSETF Trust, GS Trust, GS Trust II and GS VIT); Since 2021 (GSETF Trust II); Since inception (Real Estate Fund)

Vice President, Goldman Sachs (October 2017–Present); Tax Director, The Raine Group LLC (August 2015–October 2017); and Tax Director, Icon Investments LLC (January 2012–August 2015).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Christopher Bradford 200 West Street New York, NY 10282 Age: 41	Vice President	Since 2020 (GSETF Trust, GS Trust, Real Estate Fund, GS Trust II and GS VIT); Since 2021 (GSETF Trust II)

Vice President, Goldman Sachs (January 2014–Present).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Real Estate Diversified Income Fund; and Goldman Sachs Credit Income Fund.

Kenneth Cawley 71 South Wacker Drive Chicago, IL 60606 Age: 53	Vice President of the GS Trust, GS Trust II and GS VIT	Since 2021

Managing Director, Goldman Sachs (2017–Present), Vice President (December 1999–2017); Associate (December 1996–December 1999); Associate, Discover Financial (August 1994–December 1996).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Name	Position(s) Held with the Funds[1]	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Anney Chi 200 West Street New York, NY 10282 Age: 40	Vice President	Since 2022

Vice President, Goldman Sachs (2014–Present).

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Michael Crinieri 200 West Street New York, NY 10282 Age: 58	Vice President of the GSETF Trust and GSETF Trust II	Since 2014 (GSETF Trust); Since 2021 (GSETF Trust II)	Managing Director, Goldman Sachs (January 2002–Present); and Vice President, Goldman Sachs (April 2000–January 2002). Vice President—Goldman Sachs ETF Trust; and Goldman Sachs ETF Trust II.

TP Enders 200 West Street New York, NY 10282 Age: 54	Vice President	Since 2021

Managing Director, Goldman Sachs (January 2012–Present); Vice President, Goldman Sachs (April 2004–December 2011)

Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Frank Murphy 200 West Street New York, NY 10282 Age: 48	Vice President of the GS Trust and GS VIT	Since 2019

Managing Director, Goldman Sachs (2015 – Present); Vice President, Goldman Sachs (2003 – 2014); Associate, Goldman Sachs (2001 – 2002); and Analyst, Goldman Sachs (1999 – 2001).

Vice President—Goldman Sachs Trust; and Goldman Sachs Variable Insurance Trust.

Name	Position(s) Held with the Funds[1]	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Michael Twohig 200 West Street New York, NY 10282 Age: 57	Vice President	Since 2022 (GS Trust, GS Trust II and GS VIT); Since 2019 (GSETF Trust); Since 2021 (GSETF Trust II); Since inception (Real Estate Fund)

Vice President, Goldman Sachs (2014–Present).

Vice President—Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 46	Secretary	Since 2012 (GS Trust, GS Trust II and GS VIT); Since 2014 (GSETF Trust); Since 2021 (GSETF Trust II); Since inception (Real Estate Fund)

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012–December 2019); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary—Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Shaun Cullinan 200 West Street New York, NY 10282 Age: 43	Assistant Secretary of the GS Trust, GS Trust II and GS VIT	Since 2018

Managing Director, Goldman Sachs (2018–Present); Vice President, Goldman Sachs (2009–2017); Associate, Goldman Sachs (2006–2008); Analyst, Goldman Sachs (2004–2005).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; and Goldman Sachs Trust II.

Name	Position(s) Held with the Funds[1]	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Robert Griffith 200 West Street New York, NY 10282 Age: 48	Assistant Secretary	Since 2022

Managing Director, Goldman Sachs (September 2022–Present); General Counsel, Exchange Traded Concepts, LLC (October 2021–September 2022); Vice President, Goldman Sachs (August 2011–October 2021); Associate General Counsel, Goldman Sachs (December 2014–Present); Assistant General Counsel, Goldman Sachs (August 2011–December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010–2011); and Associate, Simpson Thacher & Bartlett LLP (2005–2010).

Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate Diversified Income Fund.

[1]	Unless otherwise indicated, the position is held with respect to each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT.
[2]

Officers hold office at the pleasure of the Board or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Information about the Funds’ Independent Registered Public Accounting Firm

Each Audit Committee has selected and recommended, and its respective Board, including a majority of the Independent Trustees, has approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountant for the Fund(s) under its oversight for the current applicable fiscal years.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will be available to respond to appropriate questions from shareholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

The aggregate fees billed by PricewaterhouseCoopers LLP to the Funds for professional services for the audit of the annual financial statements for the Funds’ last two fiscal years are reflected in the tables below.

Audit-Related Fees

Audit-related fees are for any services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements (but not reported as audit fees above). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to the Funds for the Funds’ last two fiscal years are reflected in the tables below.

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP to GSAM and any entity controlling, controlled by, or under common control with GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting for the Funds’ last two fiscal years are reflected in the tables below.

Tax Fees

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountant’s tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Fund’s tax returns.

The aggregate fees billed by PricewaterhouseCoopers LLP to the Funds for services rendered to the Funds for tax compliance, tax advice and tax planning for the Funds’ last two fiscal years are reflected in the tables below.

All Other Fees

The aggregate fees billed by PricewaterhouseCoopers LLP to the Funds for products and services provided to the Funds, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, for the Funds’ last two fiscal years are reflected in the tables below.

The aggregate fees billed by PricewaterhouseCoopers LLP to GSAM and any entity controlling, controlled by, or under common control with GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, for the Funds’ last two fiscal years are reflected in the tables below.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to the Funds for the Funds’ last two fiscal years are reflected in the tables below.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP to GSAM and any entity controlling, controlled by, or under common control with GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, for non-audit services for the Funds’ last two fiscal years are reflected in the tables below. These include any non-audit services required to be pre-approved but excludes non-audit services that did not require pre-approval since they did not directly relate to the Funds’ operations or financial reporting.

The following tables set forth the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to the Funds during the two most recent fiscal years.

Goldman Sachs ETF Trust

	Fees billed to the Funds	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM

Audit Fees	Fiscal Year Ended 08/31/21: $606,900	Fiscal Year Ended 08/31/21: $0
	Fiscal Year Ended 08/31/22: $531,450	Fiscal Year Ended 08/31/22: $0

Audit-Related Fees	Fiscal Year Ended 08/31/21: $59,558	Fiscal Year Ended 08/31/21: $1,906,448
	Fiscal Year Ended 08/31/22: $112,000	Fiscal Year Ended 08/31/22: $1,906,448

Tax Fees	Fiscal Year Ended 08/31/21: $0	Fiscal Year Ended 08/31/21: $0
	Fiscal Year Ended 08/31/22: $0	Fiscal Year Ended 08/31/22: $0

All Other Fees	Fiscal Year Ended 08/31/21: $0	Fiscal Year Ended 08/31/21: $0
	Fiscal Year Ended 08/31/22: $0	Fiscal Year Ended 08/31/22: $0

Aggregate Non-Audit Fees	Fiscal Year Ended 08/31/21: $59,558	Fiscal Year Ended 12/31/21: $14.4 million
	Fiscal Year Ended 08/31/22: $112,000	Fiscal Year Ended 12/31/22: $17.1 million

Goldman Sachs ETF Trust II

	Fees billed to the Funds	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM

Audit Fees	Fiscal Year Ended 08/31/21: $0	Fiscal Year Ended 08/31/21: $0
	Fiscal Year Ended 08/31/22: $13,000	Fiscal Year Ended 08/31/22: $0

Audit-Related Fees	Fiscal Year Ended 08/31/21: $0	Fiscal Year Ended 08/31/21: $0
	Fiscal Year Ended 08/31/22: $0	Fiscal Year Ended 08/31/22: $1,906,448

Tax Fees	Fiscal Year Ended 08/31/21: $0	Fiscal Year Ended 08/31/21: $0
	Fiscal Year Ended 08/31/22: $0	Fiscal Year Ended 08/31/22: $0

All Other Fees	Fiscal Year Ended 08/31/21: $0	Fiscal Year Ended 08/31/21: $0
	Fiscal Year Ended 08/31/22: $0	Fiscal Year Ended 08/31/22: $0

Aggregate Non-Audit Fees	Fiscal Year Ended 08/31/21: $0	Fiscal Year Ended 12/31/21: $14.4 million
	Fiscal Year Ended 08/31/22: $0	Fiscal Year Ended 12/31/22: $17.1 million

Goldman Sachs Real Estate Diversified Income Fund

	Fees billed to the Fund	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM

Audit Fees	Fiscal Year Ended 09/30/21: $92,000	Fiscal Year Ended 09/30/21: $0
	Fiscal Year Ended 09/30/22: $131,000	Fiscal Year Ended 09/30/22: $0

Audit-Related Fees	Fiscal Year Ended 09/30/21: $14,031	Fiscal Year Ended 09/30/21: $1,669,547
	Fiscal Year Ended 09/30/22: $4,000	Fiscal Year Ended 09/30/22: $1,642,982

Tax Fees	Fiscal Year Ended 09/30/21: $0	Fiscal Year Ended 09/30/21: $0
	Fiscal Year Ended 09/30/22: $0	Fiscal Year Ended 09/30/22: $0

All Other Fees	Fiscal Year Ended 09/30/21: $0	Fiscal Year Ended 09/30/21: $0
	Fiscal Year Ended 09/30/22: $0	Fiscal Year Ended 09/30/22: $0

Aggregate Non-Audit Fees	Fiscal Year Ended 09/30/21: $14,031	Fiscal Year Ended 12/31/21: $14.4 million
	Fiscal Year Ended 09/30/22: $4,000	Fiscal Year Ended 12/31/22: $17.1 million

Goldman Sachs Trust

	Fees billed to the Funds	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM

Audit Fees	Fiscal Year Ended 03/31/22: $4,232,122	Fiscal Year Ended 03/31/22: $0
	Fiscal Year Ended 03/31/23: $2,590,218	Fiscal Year Ended 03/31/23: $0

Audit-Related Fees	Fiscal Year Ended 03/31/22: $0	Fiscal Year Ended 03/31/22: $1,906,448
	Fiscal Year Ended 03/31/23: $516,600	Fiscal Year Ended 03/31/23: $2,075,449

Tax Fees	Fiscal Year Ended 03/31/22: $0	Fiscal Year Ended 03/31/22: $0
	Fiscal Year Ended 03/31/23: $0	Fiscal Year Ended 03/31/23: $0

All Other Fees	Fiscal Year Ended 03/31/22: $0	Fiscal Year Ended 03/31/22: $0
	Fiscal Year Ended 03/31/23: $0	Fiscal Year Ended 03/31/23: $0

Aggregate Non-Audit Fees	Fiscal Year Ended 03/31/22: $0	Fiscal Year Ended 12/31/21: $14.4 million
	Fiscal Year Ended 03/31/23: $516,600	Fiscal Year Ended 12/31/22: $17.1 million

Goldman Sachs Trust II

	Fees billed to the Fund	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM

Audit Fees	Fiscal Year Ended 10/31/21: $158,900	Fiscal Year Ended 10/31/21: $0
	Fiscal Year Ended 10/31/22: $562,318	Fiscal Year Ended 10/31/22: $0

Audit-Related Fees	Fiscal Year Ended 10/31/21: $33,496	Fiscal Year Ended 10/31/21: $1,906,448
	Fiscal Year Ended 10/31/22: $64,000	Fiscal Year Ended 10/31/22: $1,906,448

Tax Fees	Fiscal Year Ended 10/31/21: $0	Fiscal Year Ended 10/31/21: $0
	Fiscal Year Ended 10/31/22: $0	Fiscal Year Ended 10/31/22: $0

All Other Fees	Fiscal Year Ended 10/31/21: $0	Fiscal Year Ended 10/31/21: $0
	Fiscal Year Ended 10/31/22: $0	Fiscal Year Ended 10/31/22: $0

Aggregate Non-Audit Fees	Fiscal Year Ended 10/31/21: $33,496	Fiscal Year Ended 12/31/21: $14.4 million
	Fiscal Year Ended 10/31/22: $64,000	Fiscal Year Ended 12/31/22: $17.1 million

Goldman Sachs Variable Insurance Trust

	Fees billed to the Fund	Fees billed to GSAM and any entity controlling, controlled by, or under common control with GSAM

Audit Fees	Fiscal Year Ended 12/31/21: $499,130	Fiscal Year Ended 12/31/21: $0
	Fiscal Year Ended 12/31/22: $529,199	Fiscal Year Ended 12/31/22: $0

Audit-Related Fees	Fiscal Year Ended 12/31/21: $95,166	Fiscal Year Ended 12/31/21: $1,906,448
	Fiscal Year Ended 12/31/22: $38,900	Fiscal Year Ended 12/31/22: $1,906,448

Tax Fees	Fiscal Year Ended 12/31/21: $0	Fiscal Year Ended 12/31/21: $0
	Fiscal Year Ended 12/31/22: $0	Fiscal Year Ended 12/31/22: $0

All Other Fees	Fiscal Year Ended 12/31/21: $0	Fiscal Year Ended 12/31/21: $0
	Fiscal Year Ended 12/31/22: $0	Fiscal Year Ended 12/31/22: $0

Aggregate Non-Audit Fees	Fiscal Year Ended 12/31/21: $95,166	Fiscal Year Ended 12/31/21: $14.4 million
	Fiscal Year Ended 12/31/22: $38,900	Fiscal Year Ended 12/31/22: $17.1 million

Pre-Approval of Audit and Non-Audit Services Provided to the Funds

The Audit and Non-Audit Services Pre-Approval Policies adopted by the Audit Committees of the Boards (the “Policies”) set forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Funds may be pre-approved. Services may be pre-approved specifically by an Audit Committee as a whole or, in certain circumstances, by its Audit Committee Chair or the person designated as the audit committee financial expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the applicable Policy. Each Policy provides that the applicable Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. Each Policy provides for periodic review and pre-approval by the applicable Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of each Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the applicable Fund(s) at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the applicable Audit Committee and approved prior to the completion of the audit by such Audit Committee or by one or more members of such Audit Committee to whom authority to grant such approvals has been delegated by such Audit Committee, pursuant to the pre-approval provisions of its Policy.

Pre-Approval of  Non-Audit Services Provided to the Funds’ Investment Advisers. The Policies provide that, in addition to requiring pre-approval of audit and non-audit services provided to the Funds, the Audit Committees will pre-approve those non-audit services provided to the Funds’ investment adviser(s) (and entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the Funds) where the engagement relates directly to the operations or financial reporting of the Fund.

Each Audit Committee did not approve any of the audit-related, tax, or other non-audit fees described above pursuant to the “de minimis exceptions” set forth in Rule 2-01(c)(7)(i)(C) and Rule 2-01(c)(7)(ii) of Regulation S-X during the Funds’ two most recent applicable fiscal years. Each Audit Committee considered whether the provision of non-audit services rendered to GSAM and any entity controlling, controlled by, or under common control with GSAM that provides ongoing services to the Fund(s) under its oversight that were not pre-approved by such Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Required Vote

Each shareholder is entitled to one vote for each share held and a fractional vote proportionate to fractional shares held as of the Record Date.

For each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT, the presence in person or by proxy of shareholders owning shares representing one-third (1/3) or more of the total combined shares entitled to vote at the Meeting shall constitute a quorum at the Meeting.

For each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT, when a quorum is present, a plurality of the shares voted shall elect a Nominee as Trustee.

Cumulative voting is not permitted. If a proxy card is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum, but will not be counted in favor of the Proposal.

For each of the GSETF Trust, GSETF Trust II, GS Trust, GS Trust II and GS VIT, the Proposal applies on a Trust-wide basis, and all series (i.e., the respective Funds) and classes thereof will vote together on the Proposal. However, the vote on the Proposal or the election of a Nominee by the shareholders of each of the GSETF Trust, GSETF Trust II, Real Estate Fund, GS Trust, GS Trust II and GS VIT will not affect the Proposal or the election of a Nominee with respect to the other Funds. If elected by shareholders, the Nominees would begin serving as Trustees of the applicable Board on January 1, 2024.

With respect to GS VIT, Life Companies that use shares of a Fund as funding media for its variable contracts will vote shares of the Fund held by its Accounts in accordance with the instructions received from variable contract holders. The Life Companies will also vote shares attributable to variable contracts as to which proxy cards or voting instruction forms are neither executed nor returned in proportion (“for” or “withhold authority”) to those shares for which instructions are received, even in instances where a broker would be prevented from exercising discretion. As a result, a small number of variable contract holders could determine the outcome of the vote if other variable contract holders fail to vote. A Life Company whose separate account invests in a Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its Accounts in the aggregate.

Brokers who hold shares in street name for customers have discretionary authority to vote on “routine” proposals, such as the election of Trustees, when they have not received instructions from the beneficial owners of those shares. Abstentions will be treated as shares that are present, and thereby included for purposes of determining whether a quorum is present at the Meeting, but will not be treated as a vote cast.

If at the time the Meeting is called to order a quorum is not present in person or by proxy, or if a quorum is present but sufficient votes in favor of the Proposal have not been received, the Meeting may be adjourned to a later date by the chair of the meeting, or by a vote of shareholders. In the event of a shareholder vote on adjournment, any such adjournment will require the affirmative vote of a majority of the shares of a Trust or a Fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the Proposal in favor of such an adjournment, and will vote those proxies required to be voted against the Proposal against any such adjournment. Abstentions effectively will be a vote “against” adjournment. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to shareholders. However, if, after adjournment, a new record date is fixed for the adjourned meeting, the Secretary or an Assistant Secretary shall give notice of the adjourned meeting to Shareholders of record entitled to vote at such meeting.

If the Nominees are not elected, the Trustees will continue to oversee their respective Funds.

The Boards’ Recommendation

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND(S) UNDER ITS OVERIGHT VOTE “FOR” THE PROPOSAL (ELECTION OF EACH NOMINEE)

OTHER BUSINESS

As of the date of this Joint Proxy Statement, the Trustees knew of no matter to be presented at the Meeting other than as set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

ADDITIONAL INFORMATION

Shareholder Proposals

The Funds are not required and do not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the applicable Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of his or her respective Fund(s) must submit the Proposal in writing, so that it is received by the appropriate Fund(s) within a reasonable time before any meeting. The proposals should be sent to the applicable Fund(s) at its address stated on the first page of this Joint Proxy Statement.

Investment Advisers and Sub-Advisers

Goldman Sachs Trust II

Investment Adviser

Goldman Sachs Asset Management, L.P.

200 West Street, New York, New York 10282

Sub-Advisers

Algert Global, LLC (Goldman Sachs Multi-Manager Alternatives Fund)

101 California St., Suite 4425, San Francisco, California 94111

Ares Capital Management II LLC (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067

Aristotle Pacific Capital, LLC (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

840 Newport Center Drive, 7th Floor, Newport Beach, California, 92660

Artisan Partners Limited Partnership (Goldman Sachs Multi-Manager Alternatives Fund)

875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202

Axiom Investors LLC (Goldman Sachs Multi-Manager Global Equity Fund)

33 Benedict Place, Greenwich, Connecticut 06830

Bardin Hill Arbitrage IC Management LP (Goldman Sachs Multi-Manager Alternatives Fund)

299 Park Avenue, 24th Floor, New York, New York 10171

Boston Partners Global Investors, Inc. (Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager U.S. Small Cap Equity Fund)

One Beacon Street, 30th Floor, Boston, Massachusetts 02108

Brigade Capital Management, LP (Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

399 Park Avenue, 16th Floor, New York, New York 10022

Brown Advisory LLC (Multi-Manager U.S. Small Cap Equity Fund)

901 South Bond Street, Suite 400, Baltimore, Maryland 21231

Causeway Capital Management LLC (Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund)

11111 Santa Monica Blvd, 15th Floor, Los Angeles, California 90025

Cohen & Steers Capital Management, Inc. (Goldman Sachs Multi-Manager Real Assets Strategy Fund)

280 Park Avenue, New York, New York 10017

Crabel Capital Management, LLC (Goldman Sachs Multi-Manager Alternatives Fund)

1999 Avenue of the Stars, Suite 2550, Los Angeles, California 90067

Diamond Hill Capital Management Inc. (Goldman Sachs Multi-Manager Global Equity Fund)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

GQG Partners LLC (Goldman Sachs GQG Partners International Opportunities Fund and Goldman Sachs Multi-Manager Alternatives Fund)

450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301

GW&K Investment Management, LLC (Goldman Sachs Multi-Manager Global Equity Fund)

222 Berkeley Street, FL 15, Boston, Massachusetts 02116

Lazard Asset Management LLC (Goldman Sachs Multi-Manager International Equity Fund)

30 Rockefeller Plaza, New York, New York 10112

Longfellow Investment Management Co., LLC (Goldman Sachs Multi-Manager Alternatives Fund)

125 High Street, Boston, Massachusetts 02110

Marathon Asset Management, L.P. (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund and Goldman Sachs Multi-Manager Alternatives Fund)

One Bryant Park, 38th Floor, New York, New York 10036

Massachusetts Financial Services Company, d/b/a MFS Investment Management (Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund)

111 Huntington Avenue, Boston, Massachusetts 02199

Nuveen Asset Management LLC (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

333 West Wacker Drive, Chicago, Illinois 60606

PGIM Real Estate (Goldman Sachs Multi-Manager Real Assets Strategy Fund)

655 Broad Street, Newark, New Jersey 07102

Principal Global Investors, LLC (Goldman Sachs Multi-Manager Global Equity Fund)

801 Grand Avenue, Des Moines, Iowa 50392

Principal Real Estate Investors, LLC (Goldman Sachs Multi-Manager Real Assets Strategy Fund)

801 Grand Avenue, Des Moines, Iowa 50392

RBC Global Asset Management (UK) Limited d/b/a RBC BlueBay Asset Management (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

77 Grosvenor Street, London, W1K 3JR

RBC Global Asset Management (U.S.) Inc. d/b/a RBC Global Asset Management (Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

50 South Sixth Street, Suite 23450, Minneapolis, Minnesota 55402

RREEF America L.L.C. (Goldman Sachs Multi-Manager Real Assets Strategy Fund)

222 S. Riverside Plaza, 34th Floor, Chicago, Illinois 60606

Russell Investments Commodity Advisor, LLC (Goldman Sachs Multi-Manager Alternatives Fund)

1301 2nd Avenue, 18th Floor, Seattle, Washington 98101

TCW Investment Management Company LLC (Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Non-Core Fixed Income Fund)

865 South Figueroa Street, Suite 1800, Los Angeles, California 90017

T. Rowe Price Associates, Inc. (Goldman Sachs Multi-Manager Global Equity Fund)

100 East Pratt Street, Baltimore, Maryland 21202

Trium Capital LLP (Goldman Sachs Multi-Manager Alternatives Fund)

60 Gresham Street, London EC2V 7BB, United Kingdom

Vaughan Nelson Investment Management, L.P. (Goldman Sachs Multi-Manager Global Equity Fund)

600 Travis Street, Suite 3800, Houston, Texas 77002

Victory Capital Management, Inc. (Multi-Manager U.S. Small Cap Equity Fund)

15935 La Cantera Parkway, San Antonio, Texas 78256

Vulcan Value Partners, LLC (Goldman Sachs Multi-Manager Global Equity Fund)

Three Protective Center, 2801 Highway 280 South, Suite 300, Birmingham, Alabama 35223

WCM Investment Management (Goldman Sachs Multi-Manager Global Equity Fund and Multi-Manager International Equity Fund)

281 Brooks Street, Laguna Beach, California 92651

Wellington Management Company LLP (Goldman Sachs Multi-Manager Alternatives Fund and Goldman Sachs Multi-Manager Global Equity Fund)

280 Congress Street, Boston, Massachusetts 02210

Westfield Capital Management Company, L.P. (Multi-Manager U.S. Small Cap Equity Fund)

One Financial Center, Boston, Massachusetts 02111

Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund and Goldman Sachs Variable Insurance Trust

Investment Adviser

Goldman Sachs Asset Management, L.P.

200 West Street, New York, New York 10282

Goldman Sachs Trust

Investment Advisers

Goldman Sachs Asset Management, L.P.

200 West Street, New York, New York 10282

Goldman Sachs Asset Management International

Christchurch Court, 10-15 Newgate Street, London, England EC1A 7HD

Transfer Agents and Distributors

Goldman Sachs ETF Trust and Goldman Sachs ETF Trust II

ALPS Distributors, Inc.

Distributors

1290 Broadway, Suite 10000, Denver, Colorado 80203

The Bank of New York Mellon

Transfer Agent

240 Greenwich Street, New York, New York 10286

Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust, Goldman Sachs Trust II and Goldman Sachs Variable Insurance Trust

Goldman Sachs & Co. LLC

Distributor

200 West Street, New York, New York 10282

Goldman Sachs & Co. LLC

Transfer Agent

71 South Wacker Drive, Suite 1200, Chicago, Illinois 60606

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement with its enclosures on or about September 7, 2023. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of GSAM and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds and GSAM have retained Broadridge, a proxy solicitation firm, to assist the solicitation and tabulation of proxies, and DFIN to assist with the printing of proxy materials.

The proxy materials are available to available online at www.proxyvote.com (please have the control number found on your proxy card or voting instruction form ready when you visit this website).

Shareholders who do not expect to be attend the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card or voting instruction form and follow the instructions on the proxy card or voting instruction form. If you have any questions regarding the proxy materials please contact Broadridge at 855-973-0097.

APPENDIX A

AUDIT COMMITTEE CHARTER

Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs Real Estate Diversified Income Fund, and Goldman Sachs Trust II Audit Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of each of Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Real Estate Diversified Income Fund, Goldman Sachs Trust II (the “Fund”) has established an Audit Committee (the “Committee”), comprised of each of the Funds’ Independent Trustees. Independent Trustees are those Trustees who meet the independence standards set forth in the Funds’ Governance and Nominating Committee Charters and (with respect to Goldman Sachs ETF Trust, Goldman Sachs ETF Trust II, and Goldman Sachs MLP and Energy Renaissance Fund) Rule 10A-3(b)(1)(iii)1 under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and other applicable listing exchange rules, and who do not receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds except compensation for service as a member of the Board or a committee of the Board.

The Committee has been established by and among the Trustees for the purpose of, among other things as set forth below, assisting the Board with oversight of (1) the integrity of the Funds’ financial statements, (2) the Funds’ compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) the performance of the Funds’ internal audit function and independent auditor, and (5) (with respect to Goldman Sachs MLP and Energy Renaissance Fund) preparation of the Audit Committee report required to be included in the Fund’s proxy statement.

With respect to Goldman Sachs MLP and Energy Renaissance Fund, each member of the Committee must be financially literate, or become financially literate within a reasonable period of time after his or her appointment to the Committee, as such qualification is interpreted by the Funds’ Board in its business judgment. The Committee’s composition shall meet such other regulatory requirements relating to audit committees established from time to time by the Securities and Exchange Commission (“SEC”) and any other applicable governmental entity or self-regulatory organization or law to which the Funds are subject. The Board, with the assistance of the Committee, shall determine whether any member of the Committee is an “audit committee financial expert” (“ACFE”)2 as defined by the applicable regulations of the SEC, and the Board may presume that the ACFE satisfies the financial literacy requirement. The Committee will select one of its members to be its chair. With respect to Goldman Sachs MLP and Energy Renaissance Fund, if a member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service will not impair the ability of such member to effectively serve on the Committee, and must disclose such determination either on or through the Fund’s website, in its annual proxy statement, or in the Fund’s annual report.3

[1]

In order to be considered to be independent for purposes of Rule 10A-3(b)(i), a member of an audit committee of a listed issuer that is an investment company may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

•

Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer or any subsidiary thereof, provided that, unless the rules of the national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or

•	Be an “interested person” of the issuer as defined in section 2(a)(19) of the Investment Company Act of 1940.
[2]	The Board or the Committee will report its determination to Management so that appropriate disclosure can be included in each Fund’s annual report consistent with Item 3 of Form N-CSR.
[3]	For purposes of this requirement, where a Trustee serves on multiple boards in the same fund complex, such service will be counted as one board.

The Committee will set its agenda and the places and times of its meetings. A majority of the Committee shall constitute a quorum. Except as otherwise required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of a majority of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

Statement of Policy

The Committee shall oversee the audit process and provide assistance to the Board in fulfilling its responsibilities in overseeing financial reporting. The Committee will also assist the Board with the oversight of the Funds’ compliance with regulatory requirements that relate to the fund accounting and financial reporting, internal control over financial reporting and independent audits. In so doing, the Committee will endeavor to facilitate free and open means of communication among the Funds’ Trustees, independent registered public accounting firm (the “independent auditor”), and management. A primary objective of the Committee is to help set the “tone at the top” for quality financial reporting and a sound system of internal controls over financial reporting. The Committee will regularly report its activities, observations, and recommendations to the Board. The Committee’s activities and effectiveness will be assessed periodically and reviewed with the Board.

Summary of Responsibilities

The function of the Committee is oversight. Management of the Funds (“Management”) is responsible for the preparation, presentation, and integrity of the Funds’ financial statements. Management draws upon different parts of The Goldman Sachs Group, Inc. (“Goldman Sachs”) corporate structure in fulfilling this role — the Fund Controllers department (within the Finance Division) and the Operations Division (working in conjunction with GSAM Global Fund Services) are responsible for applying appropriate accounting and financial reporting principles and maintaining policies and internal controls and procedures designed to assure compliance with generally accepted accounting principles (GAAP) and applicable laws and regulations. In fulfilling its role under this Charter, Management also delegates certain functions to the Funds’ accounting and tax agents, but remains responsible for those functions. The independent auditor for the Funds is responsible for planning and executing audits consistent with applicable professional standards and in accordance with the terms of the engagement letter(s). The independent auditor will report directly to the Committee. The Committee shall provide for appropriate funding for the payment of compensation to the independent auditor, any other counsel or advisors engaged by the Committee at its discretion, and the ordinary administrative expenses of the Committee as necessary or appropriate in carrying out its duties.

The Committee performs its functions under this Audit Committee Charter on the basis of information provided or representations made to it by the Funds’ independent auditor, Management, and/or other service providers, and/or by legal counsel and/or other experts or consultants. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee (including any member designated as an ACFE) any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Board member of the Funds under applicable federal and state law.

Subject to regulatory mandates, the policies and procedures of the Committee should remain flexible in order to react to changing conditions and to assist the Committee in providing assurance to the Board and shareholders that the Funds’ accounting and reporting practices are in accordance with applicable requirements.

The following are the duties and responsibilities of the Committee:

Primarily Related to the Independent Auditor

1.	Evaluate and select (subject to ratification by the Board) the Funds’ independent auditor.

2.	Participate in the selection process and approve the new lead audit partner(s).

3.

Be responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged (including resolution of disagreements between Management and the auditor regarding financial reporting) for the purpose of rendering or issuing an audit report or performing other audit or attest services for the Funds.

4.

At least annually, obtain and review a report by the independent auditor describing the auditor’s internal quality-control procedures, as well as any material issues raised by the most recent internal quality-control review or peer review of the auditor, or by any inquiry or investigation by governmental or professional authorities, including the Public Company Accounting Oversight Board (“PCAOB”), within the preceding five years, with respect to one or more independent audits carried out by the auditor, and any steps taken to deal with any such issues.

5.	Review and approve the compensation of any advisers employed by the Committee as described herein.

6.

Evaluate the qualifications, performance and independence (including the process to remain independent) of the auditor in light of the report identified in Item 3 above and its work throughout the year, as well as the auditor’s lead partner, and request an annual representation from the independent auditor regarding its independence under applicable professional and regulatory standards. As part of its evaluation of the independence of the auditor, the Committee may inquire into and consider the opinions of Management and Internal Audit (or other personnel responsible for the internal audit function), and may consider such items as: (1) the audit and non-audit services performed by the auditor and related fees; (2) the hiring of partners or employees or former partners or employees of the auditor by the Funds and its affiliates; (3) whether any non-audit services provided by the auditor to the Funds’ investment adviser(s) or any adviser affiliate that provides ongoing services to the Funds are compatible with maintaining the auditor’s independence; (4) the rotation of the auditor’s partners who participate in providing auditing services to the Funds and (5) other relationships, if any, between the Funds and the auditor that may bear on the independence or objectivity of the auditor.

7.

With respect to Goldman Sachs MLP and Energy Renaissance Fund, set policies governing the hiring by entities within the Funds’ Investment Company Complex[4] of any current or former employee of the Funds’ independent auditor, and to assess compliance with these policies. These policies provide, among other things, that no former employee of the independent auditor who was a member of the Funds’ audit engagement team may undertake any financial reporting role at the Funds within one year of the date of the commencement of procedures for a review or audit.

[4]	“Investment company complex” includes:
•	the Funds and their investment adviser or sponsor;
•

any entity controlling, controlled by or under common control with the investment adviser or sponsor, if the entity: (i) is an investment adviser or sponsor; or (ii) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor; and

•	any investment company, hedge fund or unregistered fund that has an investment adviser included in the definition set forth in either of the two bullet points above.

An investment adviser, for these purposes, does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser. Sponsor refers to the sponsor of a unit investment trust.

8.

Meet with the independent auditor and financial and accounting personnel of the Funds to review the scope of the proposed audits for the current year, the audit procedures to be utilized, and the key risk considerations, and at the conclusion thereof, review the results of such audit, including the independent auditor’s opinions on the Funds’ financial statements and any management letters, comments, or recommendations of the independent auditor and consider Management’s response to such.

9.

Meet, periodically (or more frequently if circumstances dictate), with Management and with the independent auditor and at least annually with the independent auditor (or more frequently if circumstances dictate) alone and outside the presence of Management personnel in executive session, to discuss any problems or difficulties the independent auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or access to requested information and any significant disagreements with Management, as well as any other matters that individually or in the aggregate could be significant to the Funds’ financial statements, the effectiveness of internal controls, including internal controls over financial reporting and the audit report(s) of the independent auditor, whether or not satisfactorily resolved, and Management’s response.

10.

With respect to Goldman Sachs MLP and Energy Renaissance Fund, review and discuss with Management and the Fund’s independent auditor the Fund’s audited annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance and the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund. Review and discuss with Management the Fund’s unaudited semi-annual financial statements, including the Fund’s disclosure of management’s discussion of Fund performance.

11.

With respect to Goldman Sachs MLP and Energy Renaissance Fund, oversee the preparation of the Audit Committee report required to be included in the Fund’s proxy statement for its annual meeting of shareholders (if such meeting is required by law). The report shall indicate whether the Committee has (i) reviewed and discussed the financial statements with Management; (ii) discussed with the independent auditor the matters required to be discussed by the PCAOB Standard No. 16, as modified or supplemented; and (iii) received written disclosures and the letter from the independent auditor required by applicable requirements of the PCAOB Ethics and Independence Rule 3526 regarding the independent auditor’s communications with the Committee concerning independence, and has discussed with the independent auditor the auditor’s independence. The Committee’s report should also indicate whether the Committee, based on its review and its discussions with Management and the independent auditor, recommends to the Board that the financial statements be included in the Fund’s annual report for the last fiscal year.

12.

Review and discuss with Management and the Funds’ independent auditor any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Funds’ selection or application of accounting principles, and major issues as to the adequacy of the Funds’ internal controls over financial reporting and any special audit steps adopted in light of material control deficiencies.

13.

With respect to Goldman Sachs MLP and Energy Renaissance Fund, consider and, if appropriate, recommend to the Board the publication of the Fund’s annual audited financial statements in the Fund’s annual report in advance of the printing and publication of the annual report, based on its review and discussions of such annual report with the independent auditor and Management.

14.	Meet (as circumstances dictate) with any certified public accountant and audit firm rendering reports to the Committee or the Board.

15.

Receive from the Funds’ independent auditor timely communications discussing any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditor, or other results of said audit(s), including matters required to be discussed under the PCAOB Standard No. 16.

16.

Review with financial and accounting personnel and the independent auditor the quality, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be used by the Funds.

17.

Review with the independent auditor and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Funds, and consider any recommendations for the improvement of the Funds’ internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

18.

Review with the independent auditor and financial and accounting personnel the risk of fraud and the adequacy of internal controls to identify any payments, transactions or procedures that might be deemed fraudulent, illegal or otherwise improper.

19.	Review with the independent auditor and financial and accounting personnel, issues arising under the valuation and compliance procedures used for the Funds.

Primarily Related to Management and/or Internal Audit

20.	Review with the financial and accounting personnel the performance of the fund accounting and tax agents in providing accounting and financial reporting services to the Funds.

21.

Review and discuss with Internal Audit the internal audit function and responsibilities and any scope restrictions encountered during the execution of internal audit responsibilities, normally on at least an annual basis.

22.

Discuss with representatives of Internal Audit the scope and staffing of the internal audit plan to be performed by Internal Audit as it relates to the Funds’ control environment. After the conclusion of these audits, discuss the significant results of the audits and Management’s responses thereto.

23.

With respect to Goldman Sachs MLP and Energy Renaissance Fund, discuss with Management earnings press releases and review generally the type and presentation of information to be included in earnings press releases. Review any financial information and earnings guidance provided to analysts and rating agencies; however, the Committee need not discuss in advance each instance in which a listed company may provide earnings guidance.

24.	Review and discuss with Internal Audit its Charter, normally on an annual basis.

25.	Review and discuss with Internal Audit the adequacy of the Funds’ internal controls (including the fraud risk), at least on an annual basis.

26.	Meet with representatives of Internal Audit at least annually in executive session, or more frequently as circumstances dictate.

27.	Meet at least annually with the Funds’ principal financial officer in executive session, or more frequently as circumstances dictate.

28.

Receive, in accordance with applicable regulations, communications from the Funds’ principal executive officer and principal financial officer, based on their periodic evaluations, regarding: (a) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Funds’ ability to record, process, summarize, and report financial information; and (b) any fraud, whether or not material, that involves Management or other employees who have a significant role in the Funds’ internal control over financial reporting.

29.

Review analyses prepared by Management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

30.	Review with Management (and if necessary, the independent auditor) periodically any tax matters or developments that could affect the Funds.

31.	Review Management’s periodic reports concerning any organizational or personnel changes that could affect the nature or quality of the Funds’ accounting, financial reporting and internal controls.

32.	As the Committee deems appropriate, inquire into the internal control over financial reporting of the Funds’ service providers.

Other

33.

Investigate any circumstance that comes to the attention of the Committee that indicates that any officer, director or Board member of the Funds or its investment adviser or principal underwriter or distributor, or any person acting under their direction, may have violated applicable regulatory provisions prohibiting: (a) materially false or misleading statements or omissions in connection with any audit of the Funds’ financial statements or the preparation of any document or report required to be filed with a regulatory body; or (b) actions to fraudulently influence, coerce, manipulate or mislead the Funds’ independent auditor in connection with their opining on the Funds’ financial statements.

34.

Review periodically the procedures for the receipt, retention, and treatment of complaints regarding: (a) accounting, internal controls, or auditing matters relating to the Funds; (b) other legal, compliance, and ethical issues relating to the Funds; and (c) instances of suspected financial statement or other fraud relating to the Funds. The Committee shall confirm annually whether the procedures provide for the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by officers and Trustees of the Funds, employees of The Goldman Sachs Group, Inc. and its affiliates and, as applicable, other persons covered by the procedures.

35.

Confirm that the Board is engaged in periodic discussions regarding policies with respect to risk assessment and risk management and guidelines and policies to govern the process by which the Funds’ exposure to risk is assessed and managed as well as the Funds’ major financial risk exposures and the steps management has taken to monitor and control such exposures.

36.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

37.

Review with the Board any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the Internal Audit function.

38.

Evaluate the performance of the Committee at least annually, or more frequently if circumstances dictate. Such evaluation should include a comparison of the performance of the Committee with the requirements of this Charter.

39.	Review the provisions of this Audit Committee Charter at least annually, or more frequently if circumstances dictate. This Charter may be amended by a majority of the Independent Trustees.

Pre-Approval of Audit and Non-Audit Services

40.

The Committee will pre-approve, pursuant to pre-approval policies established from time to time by the Committee, all engagements of the Funds’ independent auditor that are required to be pre-approved under federal securities regulations, subject to any de minimis or other exceptions permitted by such regulations.

41.

The Committee will review with the independent auditor, and financial, accounting and appropriate GSAM personnel, the controls applied by the independent auditor and Management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

42.	The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services rendered by the Funds’ independent auditor, to a subcommittee of one or more members. Any decision of the subcommittee, including pre-approvals, shall be presented to the full Committee at its next regularly scheduled meeting. The Committee shall communicate any pre-approval made by it or a delegate to Management, who will ensure that the appropriate disclosure is made in the Funds’ periodic reports required by Section 13(a) of the Securities Exchange Act of 1934, as amended, and other documents as required under the federal securities laws.

Additional Matters

43.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the internal audit or compliance personnel of Management as the Committee deems appropriate in connection with the performance of its responsibilities.

44.

The Committee may request to meet with internal legal and compliance personnel, including the Funds’ chief compliance officer. The Committee may also request to meet with entities that provide significant accounting or administrative services to the Funds.

45.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

APPENDIX B

GOVERNANCE AND NOMINATING COMMITTEE CHARTERS

Goldman Sachs ETF Trust and Goldman Sachs ETF Trust II Governance and Nominating Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of each of the Goldman Sachs ETF Trust and Goldman Sachs ETF Trust II (together the “Trusts,” and the series thereof, the “Funds”) has established a Governance and Nominating Committee (the “Committee”), comprising all of the Trusts’ Independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman Sachs & Co. LLC; (b) are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Funds except in their capacities as members of the Board or committees thereof (Board and committee members serving the Trusts in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving fund governance and industry best practices; (2) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of fund governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management.

2.	Monitoring the governance policies set forth in the Trustee Charter adopted by the Board, and recommending such changes to those policies as the Committee deems appropriate from time to time.

3.	Making recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Making recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship.

5.	Monitoring the Trusts’ standards of Trustee independence.

6.

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

7.	Keeping informed of regulatory changes and industry practices relating to fund governance and recommending such changes as the Committee deems appropriate.

8.	Overseeing the process for setting Independent Trustee compensation.

9.	Overseeing the continuing education of incumbent and new Independent Trustees.

10.	Reviewing periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

11.	Selecting and nominating candidates for election or appointment as non-interested members of the Board and the retention of such members, as discussed below.

In carrying out its responsibilities under this Governance and Nominating Committee Charter (the “Charter”), the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Trusts’ governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Charter on the basis of information or advice provided or representations made to it by the management of the Funds, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trusts under applicable federal and state law.

Selection, Nomination and Retention of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as Independent Trustees of the Trusts. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Funds’ investment adviser, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor,

(b)	reputation;

(c)	ability to attend scheduled Board and Committee meetings;

(d)	general availability to attend to Board business on short notice;

(e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trusts;

(f)	length of potential service;

(g)	commitment to the representation of the interests of the Funds and their shareholders;

(h)	commitment to maintaining and improving Trustee skills and education; and

(i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of Independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Trusts and such other persons as the Committee deems appropriate.

In addition, the Committee shall work to retain high performing Independent Trustees, once elected or appointed as the case may be.

While the Committee is solely responsible for the selection and nomination of the Trusts’ Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Trust shareholders who have sent nominations (which include the biographical information and qualifications of the proposed nominee) to the Secretary of the Trusts, as the Trustees deem appropriate.

Additional Matters

12.

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

13.	The Committee will submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the full Board.

14.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

15.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

16.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

17.	The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

18.

Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

19.	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Goldman Sachs Real Estate Diversified Income Fund Governance and Nominating Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of the Goldman Sachs Real Estate Diversified Income Fund (the “Fund”) has established a Governance and Nominating Committee (the “Committee”), comprising all of the Fund’s Independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman Sachs & Co. LLC; (b) are not “interested persons” of the Fund or any investment adviser or principal underwriter of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Fund except in their capacities as members of the Board or committees thereof (Board and committee members serving the Fund in additional capacities, e.g., as Chair of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving fund governance and industry best practices; (2) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Fund and its shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Fund. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of corporate governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management.

2.	Monitoring the governance policies set forth in the Trustee Charter adopted by the Board, and recommending such changes to those policies as the Committee deems appropriate from time to time.

3.	Making recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Making recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship.

5.	Monitoring the Fund’s standards of Trustee independence.

6.

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

7.	Keeping informed of regulatory changes and industry practices relating to fund governance and recommending such changes as the Committee deems appropriate.

8.	Overseeing the continuing education of incumbent and new Independent Trustees.

9.	Reviewing periodically the investments made by the Trustees in the Fund pursuant to the policies set forth in the Trustee Charter.

10.	Selecting and nominating candidates for election or appointment as non-interested members of the Board and the retention of such members, as discussed below.

In carrying out its responsibilities under this Governance and Nominating Committee Charter (the “Charter”), the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Fund’s governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Charter on the basis of information or advice provided or representations made to it by the management of the Fund, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Fund under applicable federal and state law.

Selection, Nomination and Retention of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as Independent Trustees of the Fund. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Fund’s respective investment adviser, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	financial literacy and/or whether he or she is an “audit committee financial expert” as defined in Item 3 of Form N-CSR;

(c)	reputation;

(d)	ability to attend scheduled Board and Committee meetings;

(e)	general availability to attend to Board business on short notice;

(f)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Fund;

(g)	length of potential service;

(h)	commitment to the representation of the interests of the Fund and its shareholders;

(i)	commitment to maintaining and improving Trustee skills and education; and

(j)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of Independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Fund and such other persons as the Committee deems appropriate.

In addition, the Committee shall work to retain high performing Independent Trustees, once elected or appointed as the case may be.

While the Committee is solely responsible for the selection and nomination of the Fund’s Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Fund shareholders who have sent nominations (which includes the biographical information and qualifications of the proposed nominee) to the Secretary of the Fund, as the Trustees deem appropriate.

Additional Matters

1.

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

2.	The Committee will submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the full Board.

3.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

4.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

5.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

6.

The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fees and other retention terms.

7.

Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

8.	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust Governance and Nominating Committee Charter

Organization and Purpose

The Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (together the “Trusts” and the series thereof, the “Funds”) have established a Governance and Nominating Committee (the “Committee”), comprising all of the Independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman, Sachs & Co. LLC; (b) are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Funds except in their capacities as members of the Board of Trustees or committees thereof (Board and committee members serving the Trusts in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board of Trustees in matters involving mutual fund governance and industry best practices; (2) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board of Trustees from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board of Trustees is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board of Trustees that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of mutual fund governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

•	Making recommendations to the Board of Trustees with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management.

•

Monitoring the governance policies set forth in the Trustee Charter adopted by the Board of Trustees, and recommending such changes to those policies as the Committee deems appropriate from time to time.

•	Making recommendations to the Board of Trustees regarding its size, structure and composition as well as qualifications for Board membership.

•	Making recommendations to the Board of Trustees with respect to the Board’s committee structure, committee membership and chairmanship.

•	Monitoring the Trusts’ standards of Trustee independence.

•

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

•	Keeping informed of regulatory changes and industry practices relating to mutual fund governance and recommending such changes as the Committee deems appropriate.

•	Overseeing the process for setting Independent Trustee compensation.

•	Overseeing the continuing education of incumbent and new Independent Trustees.

•	Reviewing periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

•	Selecting and nominating candidates for election or appointment as non-interested members of the Board of Trustees and the retention of such members, as discussed below.

In carrying out its responsibilities under this Governance and Nominating Committee Charter (the “Charter”), the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board of Trustees and shareholders that the Trusts’ governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Charter on the basis of information and advice provided or representations made to it by the management of the Funds, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Trusts under applicable federal and state law.

Selection, Nomination and Retention of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as Independent Trustees of the Trusts. In connection with the selection and nomination of candidates to the Board of Trustees, the Committee will evaluate the qualifications of candidates for Board membership and their independence from the Trusts’ investment advisers, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment advisers or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	reputation;

(c)	ability to attend scheduled Board and Committee meetings;

(d)	general availability to attend to Board business on short notice;

(e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trusts;

(f)	length of potential service;

(g)	commitment to the representation of the interests of the Funds and their shareholders;

(h)	commitment to maintaining and improving Trustee skills and education; and

(i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of Independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Trusts and such other persons as the Committee deems appropriate.

In addition, the Committee shall work to retain high performing Independent Trustees, once elected or appointed as the case may be.

Additional Matters

•

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

•	The Committee will submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the full Board of Trustees.

•

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

•

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the committee deems appropriate in connection with the performance of its responsibilities.

•	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

•	The Funds will provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

•

Except as otherwise provided by the Board of Trustees or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of a majority of Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee by e-mail, facsimile or other similar electronic mechanism.

•	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Goldman Sachs Trust II Governance and Nominating Committee Charter

Organization and Purpose

The Board of Trustees (the “Board”) of Goldman Sachs Trust II (the “Trust” and the series thereof, the “Funds”) has established a Governance and Nominating Committee (the “Committee”), comprising all of the Funds’ Independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman, Sachs & Co. LLC; (b) are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Funds except in their capacities as members of the Board or committees thereof (Board and committee members serving the Funds in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving fund governance and industry best practices; (2) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of mutual fund governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management.

2.	Monitoring the governance policies set forth in the Trustee Charter adopted by the Board, and recommending such changes to those policies as the Committee deems appropriate from time to time.

3.	Making recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Making recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship.

5.	Monitoring the Trust’s standards of Trustee independence.

6.

Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

7.	Keeping informed of regulatory changes and industry practices relating to fund governance and recommending such changes as the Committee deems appropriate.

8.	Overseeing the process for setting Independent Trustee compensation.

9.	Overseeing the continuing education of incumbent and new Independent Trustees.

10.	Reviewing periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

11.	Selecting and nominating candidates for election or appointment as non-interested members of the Board and the retention of such members, as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Funds’ governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Governance and Nominating Committee Charter (the “Charter”) on the basis of information or advice provided or representations made to it by the management of the Funds, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

Selection, Nomination and Retention of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as Independent Trustees of the Funds. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from each Fund’s respective investment adviser, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	reputation;

(c)	ability to attend scheduled Board and Committee meetings;

(d)	general availability to attend to Board business on short notice;

(e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Funds;

(f)	length of potential service;

(g)	commitment to the representation of the interests of the Funds and their shareholders;

(h)	commitment to maintaining and improving Trustee skills and education; and

(i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of Independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Funds and such other persons as the Committee deems appropriate.

In addition, the Committee shall work to retain high performing Independent Trustees, once elected or appointed as the case may be.

While the Committee is solely responsible for the selection and nomination of the Funds’ Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Trust shareholders who have sent nominations (which includes the biographical information and qualifications of the proposed nominee) to the Secretary of the Funds, as the Trustees deem appropriate.

Additional Matters

12.

The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

13.	The Committee will submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the full Board.

14.

The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

15.

The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

16.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

17.	The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

18.

Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

19.	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

APPENDIX C

OUTSTANDING SHARES OF EACH FUND

Each Fund’s Shares outstanding as of August 21, 2023 (the Record Date) is set forth in the table below.

Goldman Sachs ETF Trust

Fund	Outstanding Shares
Goldman Sachs Access Emerging Markets USD Bond ETF	1,300,000
Goldman Sachs Access High Yield Corporate Bond ETF	2,250,000
Goldman Sachs Access Inflation Protected USD Bond ETF	2,300,000
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	200,000
Goldman Sachs Access Investment Grade Corporate Bond ETF	14,000,000
Goldman Sachs Access Treasury 0-1 Year ETF	58,890,000
Goldman Sachs Access U.S. Aggregate Bond ETF	11,900,000
Goldman Sachs Access Ultra Short Bond ETF	11,675,000
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	32,750,000
Goldman Sachs ActiveBeta® Europe Equity ETF	350,000
Goldman Sachs ActiveBeta® International Equity ETF	103,500,000
Goldman Sachs ActiveBeta® Japan Equity ETF	400,000
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	200,000
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	129,302,500
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	8,200,000
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	17,500,000
Goldman Sachs Bloomberg Clean Energy Equity ETF	250,000
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	7,400,000
Goldman Sachs Hedge Industry VIP ETF	1,800,000
Goldman Sachs Innovate Equity ETF	6,750,000
Goldman Sachs JUST U.S. Large Cap Equity ETF	4,325,000
Goldman Sachs Future Consumer Equity ETF	5,750,000
Goldman Sachs Future Health Care Equity ETF	3,450,000
Goldman Sachs Future Planet Equity ETF	4,725,000
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	725,000
Goldman Sachs Future Tech Leaders Equity ETF	10,200,000
Goldman Sachs MarketBetaTM Emerging Markets Equity ETF	650,000
Goldman Sachs MarketBetaTM International Equity ETF	8,600,000
Goldman Sachs MarketBetaTM U.S. Equity ETF	16,450,000
Goldman Sachs Community Municipal Bond ETF	400,000
Goldman Sachs Defensive Equity ETF	152,572
Goldman Sachs North American Pipelines & Power Equity ETF	200,000

Goldman Sachs ETF Trust II

Fund	Outstanding Shares
Goldman Sachs MarketBetaTM U.S. 1000 Equity ETF	35,837,538
Goldman Sachs MarketBetaTM Total International Equity ETF	9,935,415

Goldman Sachs Goldman Sachs Real Estate Diversified Income Fund

Fund	Outstanding Shares
Goldman Sachs Real Estate Diversified Income Fund	52,298,894

Goldman Sachs Trust

Fund	Outstanding Shares
Goldman Sachs Absolute Return Tracker Fund	407,090,447
Goldman Sachs Balanced Strategy Portfolio	46,732,898
Goldman Sachs Bond Fund	38,008,867
Goldman Sachs China Equity Fund	2,638,901
Goldman Sachs Clean Energy Income Fund	20,222,500
Goldman Sachs Commodity Strategy Fund	84,783,621
Goldman Sachs Concentrated Growth Fund	7,829,533
Goldman Sachs Core Fixed Income Fund	192,934,717
Goldman Sachs Dynamic Global Equity Fund	15,957,324
Goldman Sachs Dynamic Municipal Income Fund	563,486,331
Goldman Sachs Emerging Markets Debt Fund	59,325,381
Goldman Sachs Emerging Markets Equity ex. China Fund	802,885
Goldman Sachs Emerging Markets Equity Fund	140,432,808
Goldman Sachs Emerging Markets Equity Insights Fund	235,168,979
Goldman Sachs Energy Infrastructure Fund	34,619,189
Goldman Sachs Enhanced Dividend Global Equity Portfolio	33,455,698
Goldman Sachs Enhanced Income Fund	63,436,279
Goldman Sachs Equity Income Fund	9,495,124
Goldman Sachs ESG Emerging Markets Equity Fund	3,135,043
Goldman Sachs Financial Square Federal Instruments Fund	5,364,543,764
Goldman Sachs Financial Square Government Fund	267,766,249,650
Goldman Sachs Financial Square Money Market Fund	2,764,840,904
Goldman Sachs Financial Square Prime Obligations Fund	2,672,347,678
Goldman Sachs Financial Square Treasury Instruments Fund	84,075,890,747
Goldman Sachs Financial Square Treasury Obligations Fund	42,113,275,312
Goldman Sachs Financial Square Treasury Solutions Fund	14,938,227,317
Goldman Sachs Flexible Cap Fund	4,106,000
Goldman Sachs Focused Value Fund	3,513,871
Goldman Sachs Global Core Fixed Income Fund	53,053,644
Goldman Sachs Global Infrastructure Fund	17,478,170
Goldman Sachs Global Managed Beta Fund	169,214,513
Goldman Sachs Global Real Estate Securities Fund	13,429,338
Goldman Sachs Government Income Fund	10,825,871
Goldman Sachs Growth and Income Strategy Portfolio	57,972,836
Goldman Sachs Growth Strategy Portfolio	48,121,919
Goldman Sachs High Yield Floating Rate Fund	239,346,609
Goldman Sachs High Yield Fund	318,410,024
Goldman Sachs High Yield Municipal Fund	1,091,972,692
Goldman Sachs Income Builder Fund	96,718,662
Goldman Sachs Income Fund	7,478,823
Goldman Sachs Inflation Protected Securities Fund	31,439,339
Goldman Sachs International Equity Dividend and Premium Fund	22,051,494
Goldman Sachs International Equity ESG Fund	37,813,213

Fund	Outstanding Shares
Goldman Sachs International Equity Income Fund	68,785,939
Goldman Sachs International Equity Insights Fund	125,169,380
Goldman Sachs International Small Cap Insights Fund	271,770,792
Goldman Sachs International Tax-Managed Equity Fund	65,745,093
Goldman Sachs Investment Grade Credit Fund	83,024,085
Goldman Sachs Investor Money Market Fund	7,887,704,308
Goldman Sachs Investor Tax-Exempt Money Market Fund	2,105,561,596
Goldman Sachs Large Cap Core Fund	41,400,407
Goldman Sachs Large Cap Growth Insights Fund	37,911,758
Goldman Sachs Large Cap Value Fund	27,495,676
Goldman Sachs Large Cap Value Insights Fund	14,823,222
Goldman Sachs Local Emerging Markets Debt Fund	14,628,995
Goldman Sachs Long Short Credit Strategies Fund	6,402,375
Goldman Sachs Managed Futures Strategy Fund	40,084,309
Goldman Sachs Mid Cap Growth Fund	63,277,952
Goldman Sachs Mid Cap Value Fund	34,207,423
Goldman Sachs MLP Energy Infrastructure Fund	50,129,806
Goldman Sachs Municipal Income Completion Fund	18,527,215
Goldman Sachs Real Estate Securities Fund	9,565,779
Goldman Sachs Rising Dividend Growth Fund	41,258,570
Goldman Sachs Satellite Strategies Portfolio	9,564,400
Goldman Sachs Short Duration Bond Fund	153,084,107
Goldman Sachs Short Duration Government Fund	55,421,802
Goldman Sachs Short Duration Tax-Free Fund	580,515,444
Goldman Sachs Short-Term Conservative Income Fund	200,267,321
Goldman Sachs Small Cap Equity Insights Fund	15,511,098
Goldman Sachs Small Cap Growth Fund	3,341,437
Goldman Sachs Small Cap Growth Insights Fund	6,557,615
Goldman Sachs Small Cap Value Fund	43,159,002
Goldman Sachs Small Cap Value Insights Fund	21,314,312
Goldman Sachs Small/Mid Cap Growth Fund	96,658,766
Goldman Sachs Small/Mid Cap Value Fund	15,191,995
Goldman Sachs Strategic Factor Allocation Fund	206,773,523
Goldman Sachs Strategic Growth Fund	14,787,669
Goldman Sachs Strategic Income Fund	68,817,513
Goldman Sachs Strategic Volatility Premium Fund	45,735,688
Goldman Sachs Tactical Tilt Overlay Fund	451,264,743
Goldman Sachs Tax-Advantaged Global Equity Portfolio	179,638,242
Goldman Sachs Technology Opportunities Fund	28,821,294
Goldman Sachs U.S. Equity Dividend and Premium Fund	202,571,830
Goldman Sachs U.S. Equity ESG Fund	1,348,748
Goldman Sachs U.S. Equity Insights Fund	16,724,937
Goldman Sachs U.S. Mortgages Fund	24,372,950
Goldman Sachs U.S. Tax-Managed Equity Fund	72,644,297

Goldman Sachs Trust II

Fund	Outstanding Shares
Goldman Sachs GQG Partners International Opportunities Fund	1,611,276,187
Goldman Sachs Multi-Manager Alternatives Fund	11,570,149
Goldman Sachs Multi-Manager Global Equity Fund	65,120,677
Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	148,653,874
Goldman Sachs Multi-Manager Real Assets Strategy Fund	58,443,055
Multi-Manager International Equity Fund	97,978,232
Multi-Manager U.S. Small Cap Equity Fund	61,125,276

Goldman Sachs Variable Insurance Trust

Fund	Outstanding Shares
Goldman Sachs Buffered S&P 500 Fund – Jan/Jul	500,000
Goldman Sachs Buffered S&P 500 Fund – Mar/Sep	500,000
Goldman Sachs Buffered S&P 500 Fund – May/Nov	500,000
Goldman Sachs Core Fixed Income Fund	13,191,580
Goldman Sachs Government Money Market Fund	2,396,450,716
Goldman Sachs International Equity Insights Fund	12,042,424
Goldman Sachs Large Cap Value Fund	42,966,512
Goldman Sachs Mid Cap Growth Fund	6,196,251
Goldman Sachs Mid Cap Value Fund	27,852,541
Goldman Sachs Multi-Strategy Alternatives Portfolio	4,112,987
Goldman Sachs Small Cap Equity Insights Fund	10,372,953
Goldman Sachs Strategic Growth Fund	29,561,222
Goldman Sachs Trend Driven Allocation Fund	25,266,777
Goldman Sachs U.S. Equity Insights Fund	17,166,336

APPENDIX D

BENEFICIAL OWNERS OF MORE THAN 5% OF A CLASS OF EACH FUND

As of July 31, 2023, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of any class, as applicable, of each Fund. For purposes of this Appendix D, refer to the below table for the full name and address of certain 5% owners who are listed for certain Funds in the tables for this Appendix D.

Name and Address of Owner

American Enterprise Investment SVC, FBO 41999970, 707 2nd Ave S., Minneapolis, MN 55402-2405

American United Life Insurance Co., Attn: Separate Accounts, P.O. Box 368, Indianapolis, IN 46282-0002.

Apex Clearing Corporation, 350 North St. Paul Street, Suite 1300, Dallas, TX 75201

Ascensus Trust Company FBO, P.O. Box 10758, Fargo, ND 58106-0758

Charles Schwab & Co, Inc., Special Custody AC FBO Customers; Attn: Mutual Funds, 211 Main St., San Francisco, CA 94105-1901

Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104

Commonwealth Annuity & Life, Attn: Separate Accounts S-291, 440 Lincoln, St., Worcester, MA 01653-0002

Edward D. Jones & Co., For the Benefit of the Customers, 12555 Manchester Rd., St. Louis, MO 63131-3710

Empower Financial Services, Inc., 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111-5002

Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282

Goldman Sachs & Co., FBO Omnibus 6600, Co/O Mutual Fund OPS, 222 S. Main St., Salt Lake City, UT 84101-2199

Goldman Sachs Trust, C/O Fund Management Team, 200 West St., New York, NY 10282-2102

GS PWM INSTL Class, Goldman, Sachs & Co., C/O Mutual Fund Ops, 200 West St., New York, NY 10282-2198

GSAM Holdings LLC Comp Hedge, Crystal Downs, FL 3, Embassy Gold Links Business Park, Bengaluru, India 560071

GSAM Holdings LLC Seed Account, Attn: AMD-India-SAOD, Helios Business Park, 150 Outer Ring Rd., Kadubeesanahalli, Bangaluru 560 103, India

GWFS Equities Inc., 8515 E Orchard Rd., 2T2, Greenwood Village, CO 80111-5002

Hand Securities, Inc., 6 Rhoads Dr., Ste. 7, Utica, NY 13502-6317

Hare & Co., Attn: Stif Operations, P.O. Box 223910, Pittsburgh, Pa 15121-2910

Horseshoe Re II Limited, P.O Box HM3352, Hamilton, Bermuda HM PX

JP Morgan Securities, LLC, 383 Madison Ave., New York, NY 10179

JP Morgan Securities, LLC, FEBO Customers, Mutual Fund Dept., 3 Chase Metrotech Center, Fl 3, Brooklyn, NY 11245-0001

LPL Financial LLC, 4707 Executive Drive, San Diego, CA 92121

Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Fl., Jacksonville, FL 32246-6484

Merrill Lynch, Pierce, Fenner & Smith, Inc., 250 Vesey St., New York, NY 10281

Mid Atlantic Trust Company, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228

Morgan Stanley Smith Barney LLC, 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311

Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz, Fl. 12, New York, NY 10004-1965

National Financial Services LLC, 245 Summer Street, Boston, MA 02210

National Financial Services LLC, FEBO Customers Mutual Funds, Attn: Mutual Funder Dept 4th Fl., 499 Washington Blvd., Jersey City, NJ 07310-1995

Nationwide Investment Services, C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029

Ohio National Life Insurance, Co., 1 Financial Way, Cincinnati, OH 45242-5800

Pershing LLC, 1 Pershing Plz., Jersey City, NJ 07399

Pershing LLC, FBO Customers, 1 Pershing Plz., Jersey City, NJ 07399

Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052

Principal Securities Inc., DCGT as TTEE and/or CUST, FBO PLIC Various Retirement Plans Omnibus, Attn: NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001

Protective Life Insurance, Co., Protective Var Annuity Sep Account, Attn: annuity Operational Accounting, 2801 Highway 280 S., Birmingham, Al 35223-2479

Raymond James, 880 Carillon Parkway, St. Petersburg, FL 33716

Raymond James, 92500015, Omnibus for Mutual Funds, Attn: Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL 33716-1102

RBC Capital Markets Corporation, Mutual Business Omnibus Processing, Attn: Mutual Fund Ops Manager, 60 S 6th St., Ste. 700 # P08, Minneapolis, MN 55402-4413

SEI Private Trust Company, 1 Freedom Vally Dr., Oaks, PA 19456-9989

State Street Bank & Trust Co., One Lincoln Street, Boston, MA 02111

State Street Bank and TR TTEE/Cust, FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2901

Stifel Nicolaus & Co., Exclusive Benefit of Customers, 501 N. Broadway, St. Louis, MO 63102-2188

TCA Trustcorp America, 5301 Washington Ave NW, Ste. 450, Washington, DC 20015-2047

TD Ameritrade, 200 S 108th Avenue, Omaha, NE 68154

TD Ameritrade Clearing Inc., TD Ameritrade Inc. FBO our clients, PO Box 2226, Omaha, NE 68103-2226

The Bank of New York Mellon, 240 Greenwich St., 13 Fl East, New York, NY 10286

The Hartford Life Insurance Company, Separate Account 401, Attn: David Broeck, 1 Griffin Rd., Windsor, CT 06095-1515

UBS WM USA, 0O0 11011 6100, Omni Account M/F, Spec Cdy A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761

Voya Financial Partners LLC, Voya Retirement Insurance & Annuity Company, 1 Orange Way, Windsor, CT 06095-4773

Wells Fargo Bank NA, Account FEBO Customers, Attn: Money Funds, 1525 W WT Harris Blvd., MSC D1109-010, Charlotte, NC 28288-1076

Wells Fargo Clearing Services, LLC, 1 North Jefferson Ave., St. Louis, MO 63103

Wells Fargo Clearing Services, LLC, Special Custody Acct for the Exclusive Benefit of Customer, 2801 Market St., St. Louis, MO 63103-2523

Goldman Sachs ETF Trust

Fund Name	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Access Emerging Markets USD Bond ETF	LPL Financial LLC	455,156	36.41%
	Apex Clearing Corporation	246,839	19.75%
	National Financial Services LLC	142,581	11.41%
	Pershing LLC	135,736	10.86%
	TD Ameritrade	86,170	6.89%
Goldman Sachs Access High Yield Corporate Bond ETF	National Financial Services LLC	473,662	21.05%
	Goldman Sachs & Co. LLC	400,062	17.78%
	Raymond James	238,995	10.62%
	Charles Schwab & Co., Inc.	213,376	9.48%
	Apex Clearing Corporation	161,774	7.19%
	TD Ameritrade	137,414	6.11%
	Pershing LLC	118,555	5.27%
Goldman Sachs Access Inflation Protected USD Bond ETF	LPL Financial LLC	379,804	16.69%
	National Financial Services LLC	341,687	15.02%
	Raymond James	264,670	11.63%
	Charles Schwab & Co., Inc.	225,827	9.93%
	Pershing LLC	162,165	7.13%
	TD Ameritrade	158,205	6.95%
	The Bank of New York Mellon	154,997	6.81%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	119,043	5.23%
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	LPL Financial LLC	94,847	47.42%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	23,475	11.74%
	JP Morgan Securities, LLC	21,123	10.56%
	Reliance Trust Company, 1100 Abernathy Road NE Ste 400, Atlanta, GA 30328-5634	19,960	9.98%
Goldman Sachs Access Investment Grade Corporate Bond ETF	State Street Bank & Trust Co.	3,147,610	22.64%
	Reliance Trust Company/FIS Global Plus, 20117th Street NW Ste 1000, Atlanta, GS 30363	1,804,658	12.98%
	National Financial Services LLC	1,694,917	12.19%
	Pershing LLC	1,381,523	9.94%
	TD Ameritrade	1,272,656	9.16%
	Charles Schwab & Co., Inc.	1,038,893	7.47%
	The Bank of New York Mellon	739,694	5.32%
Goldman Sachs Access Treasury 0-1 Year ETF	Charles Schwab & Co., Inc.	8,045,742	14.76%
	Morgan Stanley Smith Barney LLC	6,880,945	12.62%
	Apex Clearing Corporation	5,404,902	9.91%
	National Financial Services LLC	5,309,185	9.74%
	TD Ameritrade	4,241,353	7.78%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	4,240,361	7.78%
	Wells Fargo Clearing Services, LLC	3,959,770	7.26%

Fund Name	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Access U.S. Aggregate Bond ETF	LPL Financial LLC	4,823,495	40.88%
	National Financial Services LLC	1,576,724	13.36%
	Pershing LLC	1,382,063	11.71%
	TD Ameritrade	781,781	6.63%
	Charles Schwab & Co., Inc.	734,922	6.23%
	Apex Clearing Corporation	713,813	6.05%
Goldman Sachs Access Ultra Short Bond ETF	Charles Schwab & Co., Inc.	2,749,086	23.75%
	Goldman Sachs & Co. LLC	2,651,018	22.90%
	TD Ameritrade	1,798,048	15.53%
	Morgan Stanley Smith Barney LLC	951,654	8.22%
	Pershing LLC	861,049	7.44%
	Wells Fargo Clearing Services, LLC	707,803	6.11%
	National Financial Services LLC	672,227	5.81%
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	Wells Fargo Clearing Services, LLC	5,649,510	17.25%
	Charles Schwab & Co., Inc.	4,357,728	13.31%
	State Street Bank & Trust Co.	2,840,377	8.67%
	Raymond James	2,232,015	6.82%
	LPL Financial LLC	2,106,182	6.43%
	National Financial Services LLC	2,021,699	6.17%
Goldman Sachs ActiveBeta® Europe Equity ETF	LPL Financial LLC	78,642	22.47%
	Morgan Stanley Smith Barney LLC	59,013	16.86%
	Goldman Sachs & Co. LLC	44,718	12.78%
	Charles Schwab & Co., Inc.	34,836	9.95%
	JP Morgan Securities, LLC	32,905	9.40%
	TD Ameritrade	18,251	5.21%
Goldman Sachs ActiveBeta® International Equity ETF	Charles Schwab & Co., Inc.	19,011,684	18.62%
	Wells Fargo Clearing Services, LLC	12,964,623	12.70%
	Wells Fargo Bank, N.A., 420 Montgomery Street, San Francisco, CA 94104	10,784,766	10.56%
	National Financial Services LLC	10,632,859	10.41%
	LPL Financial LLC	6,721,587	6.58%
	Apex Clearing Corporation	6,480,353	6.35%
	Pershing LLC	6,473,634	6.34%
	TD Ameritrade	6,115,678	5.99%
Goldman Sachs ActiveBeta® Japan Equity ETF	JP Morgan Securities, LLC	139,043	34.76%
	Charles Schwab & Co., Inc.	66,939	16.73%
	National Financial Services LLC	31,403	7.85%
	TD Ameritrade	25,808	6.45%
	Pershing LLC	21,762	5.44%
Goldman Sachs ActiveBeta® Paris-Aligned Climate U.S. Large Cap Equity ETF	Goldman Sachs & Co. LLC	194,688	97.34%
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	Wells Fargo Clearing Services, LLC	26,734,992	20.66%
	Charles Schwab & Co., Inc.	16,698,251	12.90%

Fund Name	Name/Address*	Number of Shares	Percentage of Class
	Pershing LLC	15,026,277	11.61%
	National Financial Services LLC	8,954,187	6.92%
	Wells Fargo Bank, N.A., 420 Montgomery Street, San Francisco, CA 94104	8,111,561	6.27%
	State Street Bank & Trust Co.	7,744,910	5.99%
	Morgan Stanley Smith Barney LLC	6,513,307	5.03%
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	Charles Schwab & Co., Inc.	1,736,033	21.57%
	National Financial Services LLC	1,052,764	13.08%
	Apex Clearing Corporation	1,011,198	12.56%
	LPL Financial LLC	746,109	9.27%
	TD Ameritrade	559,439	6.95%
	Raymond James	541,423	6.73%
	Fifth Third Bank, N.A., 38 Fountain Square Plaza, Cincinnati, OH 45263	537,028	6.67%
	Pershing LLC	493,132	6.13%
Goldman Sachs ActiveBeta® World Low Vol Plus Equity ETF	CDS Clearing and Depository Services Inc., 100 Adelaide St W, Toronto, ON M5H 1S3	15,830,716	90.98%
Goldman Sachs Bloomberg Clean Energy Equity ETF	Goldman Sachs & Co. LLC	163,675	65.47%
	JP Morgan Securities, LLC	41,140	16.46%
	Charles Schwab & Co., Inc.	12,724	5.09%
	Vanguard Marketing Corporation, 100 Vanguard Blvd., Malvern, PA 19355	12,492	5.00%
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Charles Schwab & Co., Inc.	2,659,293	35.94%
	National Financial Services LLC	1,373,362	18.56%
	Morgan Stanley Smith Barney LLC	525,431	7.10%
	Raymond James	484,680	6.55%
Goldman Sachs Hedge Fund Industry VIP ETF	Merrill Lynch, Pierce, Fenner & Smith, Inc.	200,111	12.51%
	Charles Schwab & Co., Inc.	197,417	12.34%
	National Financial Services LLC	195,680	12.23%
	TD Ameritrade	173,975	10.87%
	Citibank, 390 Greenwich St, New York, NY 10013	165,403	10.34%
	Morgan Stanley Smith Barney LLC	143,351	8.96%
	Goldman Sachs & Co. LLC	94,977	5.94%
Goldman Sachs Innovate Equity ETF	Goldman Sachs & Co. LLC	2,529,578	36.66%
	Northern Trust Corporation, 50 S La Salle Street, Chicago, IL 60603	1,528,043	22.15%
	Charles Schwab & Co., Inc.	660,558	9.57%
	TD Ameritrade	627,063	9.09%
	National Financial Services LLC	559,323	8.11%
Goldman Sachs JUST U.S. Large Cap Equity ETF	Charles Schwab & Co., Inc.	1,030,667	23.69%
	Goldman Sachs & Co. LLC	1,022,248	23.50%
	National Financial Services LLC	511,136	11.75%
	Pershing LLC	296,166	6.81%

Fund Name	Name/Address*	Number of Shares	Percentage of Class
	Morgan Stanley Smith Barney LLC	289,815	6.66%
	Merrill Lynch, Pierce, Fenner & Smith, Inc.	253,760	5.83%
Goldman Sachs Future Consumer Equity ETF	The Bank of New York Mellon	3,487,998	60.93%
	TD Ameritrade	1,677,920	29.31%
	Goldman Sachs & Co. LLC	443,807	7.75%
Goldman Sachs Future Health Care Equity ETF	The Bank of New York Mellon	2,619,332	75.92%
	Goldman Sachs & Co. LLC	638,953	18.52%
Goldman Sachs Future Planet Equity ETF	The Bank of New York Mellon	3,175,907	67.21%
	Goldman Sachs & Co. LLC	894,536	18.93%
	SEI Private Trust Company, One Freedom Valley Drive, Oaks, PA 19456-9989	468,172	9.91%
Goldman Sachs Future Real Estate and Infrastructure Equity ETF	Goldman Sachs & Co. LLC	571,253	78.79%
	National Financial Services LLC	44,770	6.18%
	Charles Schwab & Co., Inc.	43,112	5.95%
Goldman Sachs Future Tech Leaders Equity ETF	The Bank of New York Mellon	3,951,118	38.74%
	Goldman Sachs & Co. LLC	2,844,241	27.88%
	National Financial Services LLC	693,886	6.80%
	Charles Schwab & Co., Inc.	596,312	5.85%
Goldman Sachs MarketBetaTM Emerging Markets Equity ETF	State Street Bank & Trust Co.	585,460	90.07%
	JP Morgan Securities, LLC	51,072	7.86%
Goldman Sachs MarketBetaTM International Equity ETF	State Street Bank & Trust Co.	7,626,873	89.73%
	The Bank of New York Mellon	548,549	6.45%
Goldman Sachs MarketBetaTM U.S. Equity ETF	State Street Bank & Trust Co.	6,147,629	38.54%
	LPL Financial LLC	3,899,458	24.45%
	National Financial Services LLC	1,187,056	7.44%
	The Bank of New York Mellon	1,093,126	6.85%
	Pershing LLC	1,082,499	6.79%
Goldman Sachs Community Municipal Bond ETF	JP Morgan Securities, LLC	181,547	45.39%
	Goldman Sachs & Co. LLC	100,147	25.04%
	BOFA Securities, Inc., 200 N College Street, 3rd Fl North, Charlotte, NC 28202	97,289	24.32%
Goldman Sachs Defensive Equity ETF	BOFA Securities, Inc., 200 N College Street, 3rd Fl North, Charlotte, NC 28202	16,568	43.84%
	Pershing LLC	12,332	32.63%
	National Financial Services LLC	3,965	10.49%
	Goldman Sachs & Co. LLC	3,443	9.11%
Goldman Sachs North American Pipelines & Power Equity ETF	Virtu Americas LLC, 1 Liberty Plaza , New York, NY 10006	100,590	50.30%
	Citigroup Global Markets Inc., 390 Greenwich St, New York, NY 10013	50,000	25.00%
	RBC Capital Markets, 200 Vesey St., FL 9, New York, NY 10281	48,900	24.45%

Goldman Sachs ETF Trust II

Fund Name	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs MarketBetaTM Total International Equity ETF	Goldman Sachs & Co. LLC	6,356,821	63.98%
	National Financial Services LLC	3,578,594	36.02%
Goldman Sachs MarketBetaTM U.S. 1000 ETF	JP Morgan Chase Bank NA, 270 Park Ave., New York, NY	31,183,182	87.02%
	National Financial Services LLC	4,602,635	12.84%

Goldman Sachs Real Estate Diversified Income Fund

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Real Estate Diversified Income Fund	Class A	LPL Financial	1,215,097	15.82%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	470,402	6.13%
	Class C	LPL Financial	287,631	6.60%
	Class I	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	3,428,013	28.13%
	Class I	LPL Financial	2,358,710	19.35%
	Class L	Pershing LLC, Chris J Termini, Janet Termini JT Ten, 188 Bache Ave, Staten Island, NY 10306-3014	28,889	5.61%
	Class L	LPL Financial	61,426	11.94%
	Class W	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	524,627	16.22%
	Class W	National Financial Services LLC, FEBO Customers Mutual Funds	251,573	7.78%

Goldman Sachs Trust

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Absolute Return Tracker Fund	Class A	Charles Schwab & Co. Inc., Special Custody Acct for Benefit of Customers, Attn: Mutual Funds	1,152,879	25.14%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	1,152,155	25.12%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	406,159	8.86%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	361,720	7.89%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	355,902	7.76%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	305,807	6.67%
	Class A	American Enterprise Investment SVC	298,174	6.50%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	194,528	31.49%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	86,597	14.02%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	84,250	13.64%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	70,918	11.48%
	Class C	American Enterprise Investment SVC	69,864	11.31%
	Class C	LPL Financial	46,903	7.59%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	83,273,655	32.65%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	39,430,647	15.46%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	34,456,067	13.51%
	Investor	American Enterprise Investment SVC	32,489,552	69.18%
	Investor	LPL Financial	7,930,125	16.89%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	3,209,101	6.83%
	Class R	Hartford Life Insurance Company	36,938	39.40%
	Class R	National Financial Services LLC, FEBO Customers Mutual Funds	16,474	17.57%
	Class R	GWFS Equities, Inc., Massachusetts Mutual Life Insurance, 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	12,607	13.45%
	Class R	National Financial Services, LLC, 100 Magellan Way, Covington, KY 41015-1987	10,649	11.36%
	Class R	GWFS Equities, Inc., Empower Trust FBO, 8515 E Orchard Rd. 2T2. Greenwood Vlg., Co 8011-5002	8,280	8.83%
	Class R	GWFS Equities, Inc., Capital Bank & Trust Company TTEE F, 8515 E Orchard Rd., 2T2, Greenwood Vlg., CO 80111-5002	4,767	5.08%
	Class R6	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	53,544,188	77.66%
	Class R6	Saxon & Co., PO Box 94597, Cleveland, OH 44101-4597	9,844,184	14.28%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	23,936,415	99.99%
Goldman Sachs Balanced Strategy Portfolio	Class A	Edward D. Jones & Co.	2,800,443	34.98%
	Class A	State Street Bank and TR TTEE/Cust	604,671	7.55%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	604,567	7.55%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	433,342	5.41%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	55,476	18.09%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	46,086	15.03%
	Class C	The O N Equity Sales Co., Acensus Trust Compan, FBO ECM 401(K0/ Profit Sharing Plan 19623, PO Box 10758, Fargo, ND 58106-0758	37,559	12.25%
	Class C	LPL Financial	23,400	7.63%
	Class C	Pershing, LLC	20,457	6.67%
	Class C	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	16,209	5.29%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	32,025,302	98.19%
	Service	TCA Trustcorp America	28,754	96.04%
	Investor	State Street Bank and TR TTEE/Cust	106,950	41.06%
	Investor	LPL Financial	66,731	25.62%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	48,822	18.75%
	Investor	UBS WM USA	25,881	9.94%
	Class R	The Strategic Financial Alliance, Tapia Quality Products 401(K) Plan & Defined Benefit Plan, 1291 Thurston Ave., Los Altos, CA 94024-6865	376,386	42.26%
	Class R	State Street Bank and TR TTEE/Cust	341,194	38.31%
	Class R	The Strategic Financial Alliance, Joseph H. De Vore TTEE, De Vore Packaging Inc. Defined Benefit Pension Plan, FBO Susan E. De Vore, 1010 Calle Cordillera, Ste. 107, San Clemente, CA 92673-6243	149,745	16.81%
	Class R6	State Street Bank Trustee and/or Cust	59,089	29.75%
	Class R6	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	56,577	28.48%
	Class R6	Reliance Trust Company FBO Mission Tool, PO Box 78446. Atlanta, GA 30357	35,488	17.87%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	Voya Financial Partners, LLC	18,697	9.41%
	Class R6	Devenir LLC, Matrix Trust Company Cust. FBO HAS Bank – HSG, 717 17th St., Suite 1300, Denver, CO. 80202-3304	18,165	9.14%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	4,442,536	99.98%
Goldman Sachs Bond Fund	Class A	Edward D. Jones & Co.	1,828,593	32.97%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	958,421	17.28%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	341,041	6.15%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	331,442	5.98%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	72,199	21.40%
	Class C	American Enterprise Investment SVC	49,862	14.78%
	Class C	LPL Financial	28,845	8.55%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	28,238	8.37%
	Class C	Pershing, LLC	28,450	8.43%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	24,056	7.13%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	19,639	5.82%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	20,987	6.22%
	Class C	UBS WM USA	17,413	5.16%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	2,158,042	20.42%
	Institutional	Voya Institutional Plan Services LLC, Voya Institutional TR Co as TTEE, Custodian for Core Market Solutions, 30 Braintree Hill Office Park, Braintree, MA 02184	2,043,022	19.33%
	Institutional	Pershing LLC, PO Box 2052	1,854,516	17.55%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	903,784	8.55%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	725,011	6.86%
	Service	MSCS Financial Services, LLC, PAI Trust Company, Inc., 1300 Enterprise Dr., De Pere, WI 54115-4934	10,551	85.45%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Service	GSAM Holdings LLC Seed Account	1,796	14.55%
	Investor	American Enterprise Investment SVC	2,494,693	51.46%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	1,485,816	30.65%
	Investor	GWFS Equities, Inc., 8525 E Orchard Rd., Greenwood Vlg., CO 80111-5002	524,202	10.81%
	Investor	LPL Financial	249,216	5.14%
	Class R	GWFS Equities, Inc., 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	162,729	56.20%
	Class R	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	43,684	15.09%
	Class R	Mid Atlantic Trust Company	23,895	8.25%
	Class R	Principal Securities Inc.	20,435	7.06%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	2,386,390	31.87%
	Class R6	Empower Financial Services, Inc.	976,241	13.04%
	Class R6	Prudential PIMS/Retirement, as Nominee for the TTEE/CUST Pl 106, Profit Sharing and Salary, PO Box 5788, Portland, OR 97228-5788	498,608	6.66%
	Class R6	Valic Financial Advisors, Inc., VRSCO FBO AIGFSB Cust TTEE FBO Coop School District of Greater St. Louis 403B, 2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	510,571	6.82%
	Class R6	Valic Financial Advisors, Inc., VRSCO FBO AIGFSB Cust TTEE FBO Minneaspolis Public Schools 403B, 2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	464,206	6.20%
	Class R6	Edward D. Jones & Co.	379,595	5.07%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	9,445,562	99.88%
Goldman Sachs China Equity Fund	Class A	Edward D. Jones & Co.	140,089	26.91%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	65,223	12.53%
	Class A	Pershing LLC, PO Box 2052	61,829	11.88%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	55,582	10.68%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	37,899	7.28%
	Class C	Stifel Nicolaus	28,530	50.50%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	15,103	26.73%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	3,060	5.42%
	Institutional	Pershing LLC, PO Box 2052	118,260	31.78%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	94,033	25.27%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	39,615	10.65%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	29,839	8.02%
	Institutional	Stifel Nicolaus & Co.	22,438	6.03%
	Investor	American Enterprise Investment SVC	6,524	45.65%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	5,313	37.17%
	Investor	LPL Financial	2,148	15.03%
	Class R6	Edward D. Jones & Co.	39,696	97.44%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	1,678,532	98.84%
Goldman Sachs Clean Energy Income Fund	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	229,679	66.22%
	Class A	Stiefel Nicolaus & Co	35,220	10.15%
	Class A	Pershing LLC, PO Box 2052	31,607	9.11%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	19,964	5.76%
	Class C	American Enterprise Investment SVC	35,308	68.01%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	8,294	15.97%
	Class C	Pershing LLC, PO Box 2052	7,345	14.15%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	514,129	65.13%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	137,118	17.37%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	60,847	7.71%
	Investor	American Enterprise Investment SVC	151,007	50.76%
	Investor	LPL Financial	94,418	31.74%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	30,074	10.11%
	Class R6	GSAM Holdings LLC Seed Account	5,565	62.45%
	Class R6	Pershing LLC, PO Box 2052	1,811	20.32%
	Class R6	Voya Financial Partners, LLC	1,306	14.66%
Goldman Sachs Commodity Strategy Fund	Class A	Edward D. Jones & Co.	1,083,417	36.95%
	Class A	Pershing LLC, PO Box 2052	394,490	13.45%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	247,998	8.46%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	218,326	7.45%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	171,217	5.84%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	425,023	69.30%
	Class C	Edward D. Jones & Co.	47,377	7.73%
	Class C	Principal Securities Inc.	30,682	5.00%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	18,862,614	57.39%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	6,572,555	20.00%
	Investor	American Enterprise Investment SVC	2,454,950	47.90%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	1,322,738	25.81%
	Investor	LPL Financial	1,168,818	22.81%
	Class R	Principal Securities Inc.	70,343	18.21%
	Class R	GWFS Equities Inc., 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	59,742	15.46%
	Class R	Securities America, Inc., Ascensus Trust Company, PO Box 10758, Fargo, ND 58706-0758	49,902	12.92%
	Class R	GWFS Equities Inc., 8515 E Orchard Rd. 2T2, Greenwood Vlg., CO 80111-5002	29,689	7.68%
	Class R	GWFS Equities Inc., 8515 E Orchard Rd. 2T2, Greenwood Vlg., CO 80111-5002	20,752	5.37%
	Class R6	Edward D. Jones & Co.	8,042,591	50.06%
	Class R6	Wells Fargo Bank NA FBO Omnibus Cash, PO Box 1533, Minneapolis, MN 55480-1533	6,934,125	43.16%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	30,561,090	99.99%
Goldman Sachs Concentrated Growth Fund	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	118,980	22.38%
	Class A	Edward D. Jones & Co.	84,944	15.98%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	47,445	8.92%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	44,686	8.40%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	LPL Financial	34,617	6.51%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	29,931	5.63%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	29,294	5.51%
	Class C	Pershing LLC	37,089	59.68%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	12,345	19.86%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	6,318	10.17%
	Institutional	MSCS Financial Services, LLC, SEI Private Trust Company, C/O Principal Financial ID 636, Attn: Mutual Fund Administrator, 1 Freedom Valley, Dr., Oaks PA 19456-9989	133,706	25.15%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	214,652	40.38%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	133,706	25.15%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	30,078	5.66%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	265,917	99.44%
	Class R6	Edward D. Jones & Co.	83,677	84.08%
	Class R6	MSCS Financial Services, LLC, PAI Trust Company, Inc., Smith Communication Partners, Inc., 1300 Enterprise Dr., De Pere, WI 54115-4934	14,650	14.72%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	265,917	99.44%
Goldman Sachs Core Fixed Income Fund	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	6,832,692	51.72%
	Class A	Edward D. Jones & Co.	2,645,466	20.02%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	173,975	20.91%
	Class C	American Enterprise Investment SVC	168,662	20.27%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	68,279	8.20%
	Class C	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	51,133	6.14%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	48,027	5.77%
	Class C	Western International Sec, Inc., Smelly Mels Plumbing Inc., Goldman Sachs/ADP 401(K) Plan, 123 Manor Dr., Pacifica, CA 94044-1953	42,657	5.13%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	24,382,520	45.33%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	5,441,795	10.12%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	4,090,261	7.60%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	3,560,376	6.62%
	Institutional	TD Ameritrade Clearing Inc.	3,062,240	5.69%
	Institutional	Mitra & CO FBO Z7 DC, C/O Reliance Trust Company WI, 4900 W Brown Deer Rd., Milwaukee, WI 53223-2422	2,980,415	5.54%
	Service	TCA Trustcorp America	79,918	80.23%
	Service	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	13,717	13.77%
	Investor	American Enterprise Investment SVC	14,761,931	51.50%
	Investor	LPL Financial	8,594,905	29.98%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	4,629,337	16.15%
	Class R	State Street Bank and TR TTEE/Cust	355,453	85.12%
	Class R	Ascensus Trust Company FBO, Envirotrac Ltd 401K Plan 197093,	21,631	5.18%
	Class R6	Goldman Sachs Asset Management LP, US Bank TT&SS Alternative Investments Custody FBO Childrens Health Foundation, 601 Childrens LN., Norfolk, VA 23507-1910	14,273,012	43.35%
	Class R6	Goldman Sachs Direct Accts, Mac & Co A/C 470338 FBO GS 529 Plan Mutual Fund Operations, 500 Grant St., Room 151-1010, Pittsburgh, PA 15219-2502	13,300,480	40.40%
	Class R6	Goldman Sachs Trust	1,860,766	5.65%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	73,439,523	99.59%
Goldman Sachs Dynamic Global Equity Fund	Class A	Edward D. Jones & Co.	1,163,121	14.95%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	861,322	11.07%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	713,649	9.17%
	Class A	State Street Bank and TR TTEE/Cust	580,683	7.46%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	574,488	7.39%
	Class C	Sweeney & Associates, Inc., 38730 Sky Canyon Dr., Ste. C, Murrieta, CA 92563-2560	82,566	22.76%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	29,376	8.10%
	Class C	Acensus Trust Company FBO, Sato- American Metal 401(K) Plan 19375	22,597	6.23%
	Institutional	Pershing LLC, PO Box 2052	305,238	36.27%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	139,714	16.60%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	133,836	15.90%
	Institutional	TD Ameritrade Clearing Inc.	61,390	7.29%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	50,078	5.95%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	5,296	37.28%
	Service	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	3,015	21.22%
	Service	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	2,264	15.94%
	Service	Principal Securities Inc.	2,238	15.76%
	Service	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	949	6.68%
	Investor	State Street Bank and TR TTEE/Cust	189,217	70.65%
	Investor	LPL Financial	36,863	13.76%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	31,138	11.63%
	Class R	State Street Bank and TR TTEE/Cust	308,840	98.97%
	Class R6	Voya Financial Partners, LLC	113,458	68.45%
	Class R6	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	26,160	15.78%
	Class R6	State Street Bank Trustee and or Custodian	15,055	9.08%
	Class R6	Edward D. Jones & Co.	10,164	6.13%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	6,100,377	96.46%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Dynamic Municipal Income Fund	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	13,541,691	21.36%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	9,060,651	14.29%
	Class A	Edward D. Jones & Co.	8,504,652	13.41%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	6,120,983	9.65%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	5,946,302	9.38%
	Class A	American Enterprise Investment SVC	4,067,334	6.42%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	3,197,532	5.04%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,803,066	25.07%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	1,243,413	17.29%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,062,083	14.76%
	Class C	American Enterprise Investment SVC	942,836	13.11%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	737,293	10.25%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	59,144,025	22.01%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	51,603,126	19.20%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	34,769,332	12.94%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	34,223,949	12.73%
	Institutional	UBS WM USA	19,367,221	7.21%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	18,744,615	6.97%
	Institutional	Pershing LLC, PO Box 2052	17,373,814	6.46%
	Service	TCA Trustcorp America	1,285	83.48%
	Service	GSAM Holdings LLC Seed Account	254	16.52%
	Investor	American Enterprise Investment SVC	40,581,237	41.85%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	26,417,629	27.24%
	Investor	LPL Financial	24,442,942	25.21%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	Edward D. Jones & Co.	6,511,616	72.60%
	Class R6	Laciba & Co Cash/Cash, C/O Lake City Bank, 114 E Market St., Warsaw, IN 46580-2806	1,559,029	17.38%
	Class R6	JP Morgan Securities, LLC, FEBO Customers, Mutual Fund Dept.	684,759	7.64%
	Class P	Goldman Sachs & CO.,	112,191,269	99.19%
Goldman Sachs Emerging Markets Debt Fund	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,094,959	40.99%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	365,933	13.70%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	301,347	11.28%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	286,076	10.71%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	268,219	52.02%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	74,146	14.38%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	45,563	8.84%
	Class C	Pershing LLC, PO Box 2052	28,024	5.43%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	6,794,242	18.10%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	6,823,432	18.18%
	Institutional	UBS WM USA	3,838,377	10.23%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	3,549,399	9.46%
	Institutional	Goldman Sachs Trust	3,168,474	8.44%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	3,118,433	8.31%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	2,832,532	7.55%
	Institutional	Pershing LLC, PO Box 2052	2,012,562	5.36%
	Investor	American Enterprise Investment SVC	786,959	52.10%
	Investor	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	333,214	22.06%
	Investor	LPL Financial	156,026	10.33%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	152,893	10.12%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	Goldman Sachs Trust	3,847,960	25.18%
	Class R6	Goldman Sachs Trust	3,295,603	21.57%
	Class R6	Empower Financial Services, Inc.	2,266,194	14.83%
	Class R6	Goldman Sachs Trust	1,791,171	11.72%
	Class R6	Goldman Sachs Direct Accounts, Mac & Co A/C 47034, 500 Grant Street, Room 151-1010, Pittsburgh, PA 15219-2502	978,319	6.40%
	Class R6	Goldman Sachs Trust	955,446	6.25%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	3,438,605	99.31%
Goldman Sachs Emerging Markets Equity ex. China Fund	Class A	GSAM Holdings LLC Seed Account	5,013	91.01%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	495	8.99%
	Class C	GSAM Holdings LLC Seed Account	5,013	100.00%
	Institutional	GSAM Holdings LLC Seed Account	471,211	94.18%
	Institutional	Pershing LLC, PO Box 2052	28,599	5.72%
	Investor	GSAM Holdings LLC Seed Account	5,012	100.00%
	Class R	GSAM Holdings LLC Seed Account	5,013	100.00%
	Class R6	GSAM Holdings LLC Seed Account	5,014	100.00%
	Class P	Goldman Sach & Co., C/O Mutual Fund Ops, 295 Chipeta Way, Salt Lake City, UT 84108-1285	122,822	96.08%
Goldman Sachs Emerging Markets Equity Fund	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	1,873,409	33.34%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	546,378	9.72%
	Class A	Edward D. Jones & Co.	488,134	8.69%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	448,060	7.97%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	416,131	7.41%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	326,032	5.80%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	288,416	30.71%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	221,905	23.63%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	69,677	7.42%
	Class C	American Enterprise Investment SVC	52,249	5.56%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	28,994,491	29.66%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	27,478,409	28.11%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	8,980,237	9.19%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	7,359,927	7.53%
	Service	UMB Bank NA, 1 SW Security Benefit Pl., Topeka, KS 66636-1000	739,513	74.19%
	Service	UMB Bank NA, 1 SW Security Benefit Pl., Topeka, KS 66636-1000	158,194	15.87%
	Investor	American Enterprise Investment SVC	3,405,134	54.78%
	Investor	LPL Financial	1,510,945	24.31%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	806,726	12.98%
	Class R6	SEI Private Trust Company, C/O GWP US Advisors, 1 Freedom Valley Dr., Oaks, PA 19456-9989	1,686,720	22.21%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	1,329,376	17.51%
	Class R6	Empower Financial Services, Inc.	594,149	7.82%
	Class R6	Edward D. Jones & Co.	522,032	6.87%
	Class R6	JP Morgan Securities, LLC, FEBO Customers, Mutual Fund Dept.	498,292	6.56%
	Class R6	Reliance Trust Company, PO Box 78446, Atlanta, GA 84108-1285	452,490	5.96%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	22,680,005	98.63%
Goldman Sachs Emerging Markets Equity Insights Fund	Class A	State Street Bank and TR TTEE/Cust	1,090,267	28.29%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	388,832	10.09%
	Class C	Stifel Nicolaus & Co.	156,028	33.96%
	Class C	Pershing LLC, PO Box 2052	57,162	12.44%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	55,189	12.01%
	Class C	LPL Financial	53,175	11.57%
	Class C	American Enterprise Investment SVC	48,662	10.59%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	39,288	8.55%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	48,610,314	33.45%
	Institutional	Pershing LLC, PO Box 2052	26,163,238	18.00%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	23,408,365	16.11%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	SEI Private Trust Company, C/O First Interstate Bank	8,211,948	5.65%
	Investor	American Enterprise Investment SVC	3,174,175	40.94%
	Investor	LPL Financial	2,723,954	35.14%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	947,355	12.22%
	Class R	State Street Bank and TR TTEE/Cust	2,304,395	85.37%
	Class R	Minnesota Life Insurance Company, 400 Robert St. N. Ste A, St. Paul, MN 55101-2099	242,352	8.98%
	Class R6	GS Tax-Adv Global Equity Portfolio, C/O Fund Management Team, 200 West St. Fl 29, New York, NY 10282-2198	11,440,705	17.07%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	11,076,017	16.53%
	Class R6	Goldman Sachs Trust	8,154,030	12.17%
	Class R6	Goldman Sachs Trust	5,646,429	8.43%
	Class R6	Vallee & CO FBO FCB, C/O Reliance Trust Company WI, 4900 W Brown Deer Rd., Milwaukee, WI 53223-2422	5,493,591	8.20%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	8,926,443	100.00%
Goldman Sachs Energy Infrastructure Fund	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	150,049	69.62%
	Class A	Pershing LLC, PO Box 2052	56,152	26.05%
	Class C	Pershing LLC, PO Box 2052	44,844	100.00%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	2,304,395	85.37%
	Institutional	LPL Financial	947,355	12.22%
	Investor	GSAM Holdings LLC Seed Account	6,715	96.65%
	Class R	GSAM Holdings LLC Seed Account	6,531	62.93%
	Class R	Matrix Trust Company as Agent for Advisor Trust Inc, 717 17th St. Ste. 1300, Denver, CO 80202-3304	3,848	37.07%
	Class R6	Goldman Sachs Trust	6,961,783	88.57%
	Class R6	Goldman Sachs Trust	511,913	6.51%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	25,992,762	99.28%
Goldman Sachs Enhanced Dividend Global Equity Portfolio	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	105,009	45.98%
	Class A	Pershing LLC, PO Box 2052	28,673	12.56%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	14,724	6.45%
	Class A	TD Ameritrade Clearing Inc.	14,049	6.15%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	12,318	5.39%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	294,509	42.71%
	Institutional	TD Ameritrade Clearing Inc.	182,329	26.44%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	41,154	5.97%
	Class R6	GSAM Holdings LLC Seed Account	1,127	100.00%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	32,172,741	98.48%
Goldman Sachs Enhanced Income Fund	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	373,482	27.62%
	Class A	Edward D. Jones & Co.	169,738	12.55%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	143,813	10.63%
	Class A	LPL Financial	114,924	8.50%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	83,130	6.15%
	Administration	Pershing LLC	578,354	99.36%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	8,357,173	33.56%
	Institutional	National grid Insurance USA, Ltd., 1 Metrotech Center, Brooklyn, NY 11201-3948	6,008,399	24.12%
	Institutional	Rutgers the State University, 33 Knightsbridge Rd., Fl 2 West, Piscataway, NJ 08854-3987	5,533,550	22.22%
	Institutional	Penchecks, Inc., 8580 La Mesa Blvd., Ste 100, La Mesa, CA 91942-9539	1,743,750	7.00%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	28,834	96.32%
	Investor	LPL Financial	685,889	81.58%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	98,423	11.71%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	263,816	51.12%
	Class R6	Edward D. Jones & Co.	240,928	46.68%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	29,320,356	82.85%
	Class P	National Financial Services LLC, FEBO Customers Mutual Funds	3,578,978	10.11%
	Class P	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	2,485,430	7.02%
Goldman Sachs Equity Income Fund	Class A	Edward D. Jones & Co.	3,752,065	53.44%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	23,434	20.57%
	Class C	Mid Atlantic Trust Company	10,147	8.91%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Pershing LLC, PO Box 2052	9,865	8.66%
	Class C	Ascensus Trust Company FBO, Family Medicine Associates 401(K)/P 036155	9,360	8.22%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	6,361	5.58%
	Institutional	Matrix Trust Company Custodian FBO Flushing Savings Bank, PO Box 52129, Phoenix, AZ 85072-2129	174,992	29.06%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	114,843	19.07%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	54,768	9.09%
	Institutional	Reliance Trust Co, 201 17th NW Ste. 1000, Atlanta, GA 30363-1195	48,728	8.09%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	1,390	63.78%
	Service	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting, 201 Progress Pkwy, Maryland Hts., MO 63043-3042	355	16.26%
	Service	Vanguard Brokerage Services, A/C 8249-3614, PO Box 982901, El Paso, TX 79998-2901	217	9.94%
	Service	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	185	8.49%
	Investor	American Enterprise Investment SVC	35,221	33.92%
	Investor	LPL Financial	33,195	31.97%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	32,252	31.06%
	Class R	Pam O’ FBO Meadlist Golf Inc, 327 Dahlonega St., Ste 1005, Cumming, GA 300408210	9,944	62.09%
	Class R	Mid Atlantic Clearing and Settlement, William Grischo FBO Explore Communications Inc. 401(K) P, 3213 Zuni St., Denver, Co., 80211-3355	2,083	13.01%
	Class R	National Financial Service, 100 Magellan Way, Covington, KY 41015-1987	1,090	6.80%
	Class R6	Edward D. Jones & Co.	146,032	98.07%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	1,589,028	99.33%
Goldman Sachs ESG Emerging Markets Equity Fund	Class A	TD Ameritrade Clearing Inc.	65,330	29.15%
	Class A	American Enterprise Investment SVC	40,413	18.03%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	21,352	9.53%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	UBS WM USA	14,348	6.40%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	14,025	6.26%
	Class A	LPL Financial	13,603	6.07%
	Class A	Pershing LLC, PO Box 2052	12,794	5.71%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	11,818	5.27%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	11,749	5.24%
	Class C	RBC Capital Markets Corporation	7,616	80.91%
	Class C	GSAM Holdings LLC Seed Account	805	8.55%
	Institutional	Charles Schwab & Co.,	1,594,226	79.18%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	263,080	13.07%
	Investor	American Enterprise Investment SVC	35,022	62.62%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	14,038	25.10%
	Investor	LPL Financial	4,435	7.93%
	Class R	Matrix Trust Company as Agent for Advisor Trust, Inc., 717 17th St., Ste 1300, Denver, CO 80202-3304	14,624	57.65%
	Class R	Matrix Trust Company as Agent for Advisor Trust, Inc., 717 17th St., Ste 1300, Denver, CO 80202-3304	7,667	30.23%
	Class R	Matrix Trust Company as Agent for Advisor Trust, Inc., 717 17th St., Ste 1300, Denver, CO 80202-3304	1,806	7.12%
	Class R6	Empower Financial Services, LLC	1,014	50.35%
	Class R6	GSAM Holdings LLC Seed Account	795	39.47%
	Class P	Goldman Sachs & Co., C/O Mutual Funds OPS, 295 Chipeta Way, Salt Lake City, UT 84108-1285	1,529,550	99.89%
Goldman Sachs Financial Square Federal Instruments Fund	Administration	American Enterprise Investment SVC	56,548,409	37.91%
	Administration	Amalgamated Bank of Chicago, Attn: Debra Outlaw, 30 N. Lasalle St. 38th Fl., Chicago, IL 60602-2590	47,232,313	31.66%
	Administration	Pershing LLC, FBO Customers	18,191,262	12.19%
	Administration	Goldman Sachs & Co. LLC, FBO ANHE, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	9,637,866	6.46%
	Administration	Goldman Sachs & Co. LLC, FBO AWAJ, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	8,339,562	5.59%
	Capital	GSAM Holdings LLC Seed Account	54,202	100.00%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Cash Management	Pershing LLC, FBO Customers	15,103,934	99.65%
	Class D	UBS WM USA	12,015,944	99.92%
	Institutional	Goldman Sachs & Co., 295 Chipeta Way, FL 4, Salt Lake City, UT 84108-1285	3,127,915,347	56.99%
	Institutional	Wells Fargo Bank NA	375,695,223	6.85%
	Institutional	BOFA Securities, Inc., 200 N. College St., 3rd Floor North, Charlotte, NC 28202-2191	276,726,519	5.04%
	Service	TMI Trust Company, 1215 N. West Shore Blvd., Ste. 750, Tampa, FL 33607-3924	26,146,417	72.16%
	Service	Amalgamated Bank of Chicago, Attn: Debra Outlaw, 30 N. Lasalle St. 38th Fl., Chicago, IL 60602-2590	9,191,742	25.37%
	Class P	Pershing LLC, FBO Customers	132,501,125	99.96%
Goldman Sachs Financial Square Government Fund	Class A	Edward D. Jones & Co., Attn: Mutual Fund Shareholder Accounting, 12555 Manchester Rd., Maryland Hts., MO 63043	1,296,142,575	71.23%
	Class A	RBC Capital Markets Corporation	307,190,168	16.88%
	Class A	Pershing LLC, PO Box 2052	115,311,324	6.34%
	Administration	Hanco, C/O Hancock Whitney Bank Trust Div, 2285 Lakeshore Dr., Bldg 4, New Orleans, LA 70122-3533	2,169,354,833	23.57%
	Administration	Mori & Co, Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main St., Ste 201, Kansas City, MO 64105-5304	2,169,354,833	20.10%
	Administration	M&T Bank, Tice & Co., C/O M&T Trust Co, PO Box 1377, Buffalo, NY 14240-1377	645,577,359	7.02%
	Administration	Amalgamated Bank of Chicago, Attn: Debra Outlaw, 30 N. Lasalle St. 38th Fl., Chicago, IL 60602-2590	488,725,960	5.31%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,548,466	30.13%
	Class C	Western International Sec, Inc., Smelly Mels Plumbing Inc., Goldman Sachs/ADP 401(K) Plan, 123 Manor Dr., Pacifica, CA 94044-1953	431,624	8.40%
	Class C	Goldman Sachs Direct EX DLR Accts, Rocky Run Family Medicine, Goldman Sachs/ADP 401K Plan, ADP Plan #100645, 5645 Stone Rd., Centreville, VA 20120-1618	420,816	8.19%
	Class C	Morgan Stanley Smith Barney LLC, Garrod Trust, ADP Plan #100504, Goldman Sachs/ADP 401K Plan, 22600 Eden Rd., Saratoga, CA 95070-9758	409,733	7.97%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Goldman Sachs Direct EX DLR Accts., Stracq Inc DBA Stryka Botanics, Goldman Sachs/ADP 401K Plan, ADP Plan #170019, 239 Homestead Rd., Hillsborough, NJ 08844-1913	257,681	5.01%
	Capital	TD Banknorth NA, Attn: Deposit Accounting ME091-31N, PO Box 1377, Lewiston, ME 04243-1377	963,488,537	32.68%
	Capital	Maril & Co., FBO Synovus Trust Co., 4900 W Brown Deer Rd., Milwaukee, WI 53223-2422	494,826,113	16.78%
	Capital	Hanco, C/O Hancock Whitney Bank Trust Div, 2285 Lakeshore Dr., Bldg 4, New Orleans, LA 70122-3533	312,254,753	10.59%
	Capital	MSCS Financial Services, LLC, Statevest & Co., PO Box 2499, Brattleboro, VT 05303-2499	206,127,100	6.99%
	Capital	SEI Private Trust Company, C/O Regions Bank	196,741,424	6.67%
	Capital	Parkside Financial Bank & Trust, 8112 Maryland Ave., Ste 101, St. Louis, MO 63105-3700	179,161,664	6.08%
	Cash Management	Pershing LLC, FBO Customers	334,262,685	99.41%
	Class D	UBS WM USA	92,829,895	99.99%
	Drexel Hamilton	JP Morgan Securities LLC – Chase Processing 28521, JPMS IB 352, FBO 7528075117075, FBO Facebook, Inc., 4 Chase Metrotech Center, 7th Fl., Brooklyn, NY 11245-0001	4,335,000,000	41.37%
	Drexel Hamilton	Microsoft Capital Group LLC, Attn: Treasury Department, One Microsoft Way, Redmond, WA 98052-8300	2,335,000,000	22.29%
	Drexel Hamilton	Nasdaq, Inc. Attn: Treasury Services, 151 W 42nd St., New York, NY 10036-6563	599,192,059	5.72%
	Institutional	Hare & Co.	15,389,071,413	7.01%
	Institutional	Wells Fargo Bank NA	14,084,483,035	6.42%
	Service	MSCS Financial Services, LLC, Statevest & Co., PO Box 2499, Brattleboro, VT 05303-2499	340,269,085	23.19%
	Service	SEI Private Trust Company. C/O Regions Bank	184,054,890	12.55%
	Service	MSCS Financial Services, LLC, Matrix Trust Company as Agent for Newport Trust Company, NTC Individual Retirement Account, 35 Iron Point Circle, Suite 330, Folsom, CA 95630-8589	138,605,989	9.45%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Service	TMI Trust Company, 1215 N. West Shore Blvd., Ste. 750, Tampa, FL 33607-3924	90,361,504	6.16%
	Preferred	M&T Bank, Tice & Co., C/O M&T Trust Co, PO Box 1377, Buffalo, NY 14240-1377	1,139,323,047	59.50%
	Preferred	Pershing LLC, FBO Customers	183,167,834	9.57%
	Preferred	Mori & Co, Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main St., Ste 201, Kansas City, MO 64105-5304	105,355,786	5.50%
	Premier	Bank of Oklahoma, PO Box 2180, Tulsa, OK 74101-2180	74,305,696	42.96%
	Premier	LPL Financial	62,665,217	36.23%
	Resource	American United Life Insurance Co	4,329,916	52.06%
	Resource	American United Life Insurance Co	3,985,585	47.92%
	Class R6	Goldman Sachs Trust, Tactical Exposure Fund, Attn: Gordon Lui	144,117,458	50.32%
	Class R6	Principal Securities Inc.	37,209,098	12.99%
	Class R6	Goldman Sachs Trust, GS Multi-Manager Global Equity Fund	19,099,586	6.67%
	Class R6	American United Life Insurance Co	17,060,611	5.96%
	Class R6	American United Life Insurance Co	15,080,609	5.27%
	Select	BOKF, NA., Muscogee Creek Nation Invest Savings Ops., Attn: Patricia Kilian, PO Box 580, Okmulgee, OK 74447-0580	160,280,971	10.91%
	Select	Cachematrix Holdings, LLC, Citizens Bank NA., Attn: Commercial Banking, Treasury Solutions Product, One Citizens Plaza, Providence, RI 02903-1345	159,013,370	10.82%
	Select	Wells Fargo Bank NA	126,403,818	8.60%
	Select	LPL Financial LLC as Agent for the Exclusive Benefit for its Customers, Attn: Cinthya Leite	79,715,353	5.43%
	Select	Hanco, C/O Hancock Whitney Bank Trust Div, 2285 Lakeshore Dr., Bldg 4, New Orleans, LA 70122-3533	77,112,000	5.25%
	Loop	Microsoft Capital Group LLC, Attn: Treasury Department, One Microsoft Way, Redmond, WA 98052-8300	2,250,000,000	40.77%
	Loop	Google LLC, 1600 Amphitheatre Pkwy, Mountain View, CA 94043-1351	2,231,149,570	40.43%
	Seelaus	Activision Publishing Inc. Attn: Corporate Treasury, 3100 Ocean Park Blvd., Santa Monica, CA 90405-3032	622,461,546	27.97%
	Seelaus	Dowdupont Inc., 974 Centre Rd., Blg 730, Wilmington, DE 19805-1269	900,000,000	40.44%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Seelaus	Anthropic PBC., 548 Market St., OMB 90375, San Francisco, CA 94104-5401	236,629,613	10.63%
	Seelaus	The Walt Disney Company, 500 S. Buena Vista St., Burbank, CA 91521-0001	150,856,460	6.78%
Goldman Sachs Financial Square Money Market Fund	Administration	Citibank NA, FBO 124556, Attn: Johaira Rivera, 480 Washington Blvd., Fl 30, Jersey City, NJ 07310-2053	2,474,903	87.56%
	Administration	Band & CO Institutional Trust, C/O US Bank NA, 1555 N Rivercenter Dr. Ste 203, Milwaukee, WI 532123958	154,546	5.47%
	Institutional	BOFA Securities Inc., for the Benefit of its Customers, 200 N College St., 3rd Flr North, Charlotte, NC 28202-2191	389,138,067	16.97%
	Institutional	Spotify USA Inc., Attn: Treasury, 4 World Trade Center, New York, NY 10007-0042	251,853,688	10.98%
	Institutional	JP Morgan Chase Bank NA, FBO Its Customers Third Party Indy Sweep Non Disclosed, 10410 Highland Manor Dr., Fl 3, Tampa, Fl 33610-9128	219,833,622	9.59%
	Institutional	Cachematrix Holdings, LLC, 2000 Purchase St., Purchase, NY 10577-2509	136,076,214	5.93%
	Institutional	Cachematrix Holdings, LLC, C/O 40/86 Advisors Inc., 535 N. College Dr., Camel, IN 46032-5622	128,953,283	5.62%
	Service	Goldman Sachs Direct Ex DLR Accts, James Leonard Chapman, Brenda Chapman, 30 Moreno Point Rd., PH 701C, Destin, FL 32541-3186	1,143	41.59%
	Service	GSAM Holdings LLC Seed Account	1,081	39.33%
	Service	One Bank & Trust NA, Threadway Properties Building Fund, Attn: Melanie Ellis, 300 W Capitol Ave., Little Rock, AR 722101-3544	522	19.01%
	Preferred	Bank Leumi USA, Eyal Arad, 425 E 58th St., Apt 16D, New York, NY 10022-2379	63,468	92.65%
	Preferred	Goldman Sachs Direct Ex DLR Accts, Hamilton Engineering & Surveying Inc., Attn: Jack S Hamilton Jr., 3409 W Lemon St., Tampa, Fl 33609-1433	3,934	5.74%
	Select	Wells Fargo Bank NA	3,025,674	66.80%
	Select	BOKF, NA., Bonray Investments, LLC, 1313 E 45th St., Shawnee, OK 74804-2214	905,765	20.00%
	Select	BOKF, NA., HBH Enterprises Limited Partnership, Attn: Philip Day VP, 1313 45th St., Shawnee, OK 74804-2214	598,112	13.20%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Financial Square Prime Obligations Fund	Administration	Citibank NA, FBO Escrow Concentration A/C 122089, Attn: Joyce Glencamp, 480 Washington Blvd., Fl 30, Jersey City, NJ 07310-2053	5,185,366	80.42%
	Administration	Greatbanc Trust Company, Anbee & CP, C/O Greatbanc Trust Company, 801 Warrenville Rd., St 500, Lisle, IL 60532-4347	1,072,764	16.64%
	Capital	BOKF, NA., Actus Holdings, LLC, 3100 Norge Rd., Chickasha, OK 73018-6169	332,275	79.81%
	Capital	BOKF, NA., BBJ, LLC., PO Box 18298, Oklahoma City, OK 73154-0298	53,877	12.94%
	Capital	BOKF, NA., Mackellar, Inc., PO Box 18298, Oklahoma City, OK 73154-0298	28,687	6.89%
	Drexel Hamilton	Drexel Hamilton LLC, BKV Corporation, 1200 17th St., Ste 2100, Denver, CO 80202-5829	9,993,005	99.70%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,253,460,769	39.97%
	Institutional	LPL Financial	776,774,133	24.77%
	Institutional	Wells Fargo Bank NA	469,706,551	14.98%
	Preferred	BOKF, NA., Simergent LLC, 11Ne 11th St., Oklahoma City, OK 73104-1417	10,573	90.56%
	Preferred	GSAM Holdings LLC Seed Account	1,101	9.43%
	Select	BOKF, NA., Darden Resources, Inc., 6305 E 120th CT. Unit K8, Tulsa, OK 74137-8810	7,735,272	50.14%
	Select	BOKF, NA., Noah Corporation, 7667 E 46th Pl., Tulsa, OK 74145-6307	1,988,990	12.89%
	Select	BOKF, NA., Doris J. Darden Trust, 6305 E 120th Ct., Unit K8, Tulsa, OK 74137-8810	1,835,666	11.90%
	Select	BOKF, NA., Everest Railcar Services, Inc., Attn: Steven Hendricks, PO Box 979, Bentonville, AR 72712-0979	1,769,204	11.47%
	Select	BOKF, NA., Strat Land Exploration Co., 6305 E 120th Ct., Unit K8, Tulsa, OK 74137-8810	1,382,257	8.96%
Goldman Sachs Financial Square Treasury Instruments Fund	Administration	Hare & Co.	320,576,684	15.84%
	Administration	Bank of Oklahoma, PO Box 2180, Tulsa, OK 74101-2180	201,246,666	9.94%
	Administration	Jefferies LLC, FBO Brightline Capital Partners LP, 101 Hudson, St., Fl 11, Jersey City, NJ 07302-3915	139,829,412	6.91%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Administration	BMO Harris Bank NA, 320 Canal St., Fl 14, Chicago, IL 60606-5707	127,720,988	6.31%
	Administration	Goldman Sachs & Co. LLC, FBO ATJM, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	126,747,584	6.26%
	Administration	Goldman Sachs & Co. LLC, FBO 7NVM, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	119,162,364	5.89%
	Capital	Goldman Sachs & Co. LLC, FBO AL03, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	170,390,950	22.82%
	Capital	Goldman Sachs & Co. LLC, FBO 4ZJX, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	100,472,979	13.46%
	Capital	Goldman Sachs & Co. LLC, FBO AMJY, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	71,853,032	9.62%
	Capital	Goldman Sachs & Co. LLC, FBO AVK4, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	64,756,834	8.67%
	Capital	Goldman Sachs & Co. LLC, FBO ALYX, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	58,405,535	7.82%
	Capital	Goldman Sachs & Co. LLC, FBO AA49, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	52,212,027	6.99%
	Cash Management	Pershing LLC, FBO Customers	20,015,056	74.86%
	Cash Management	Commerce Bank – Lenexa, Robert L Bayless Procuder LLC, Attn: Robert Bayless, 621 17th St., Ste 2300, Denver, Co 80293-2023	6,720,323	25.14%
	Class D	UBS WM USA	47,465,182	99.98%
	Institutional	Goldman Sachs & Co, 295 Chipeta Way, Fl 4, Salt Lake City, UT 84108-1285	16,706,029,868	20.86%
	Institutional	Hare & Co.	15,041,800,669	18.78%
	Institutional	Hare & Co.	8,748,953,505	10.92%
	Service	UMB Bank NA, 928 Grand Blvd. MS1010405, Kansas City, MO 64106-2008	517,877,455	84.51%
	Service	Flagstar Bank NA, 1400 Broadway, FL 6, New York, NY 10018-0728	81,854,607	13.36%
	Loop	Presidents & Fellows of Harvard College-Gen Operating AC, C/O Harvard Management Co., 600 Atlantic Ave., Boston, MA 02210-2211	60,538,258	56.12%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Loop	Tapestry Inc., Attn: Treasury, 10 Hudson Yards, Fl 18, New York, NY 10001-2158	44,000,145	40.79%
	Preferred	Pershing LLC, FBO Customers	99,311,739	88.28%
	Preferred	Deutsche Bank Trust CO, Burgess Biopower LLC, Revenue Account, 1 Cate St., Ste 100, Portsmouth, NH 03801-7107	6,190,252	5.50%
	Premier	Bank of Oklahoma, PO Box 2180, Tulsa, OK 74101-2180	528,110,596	100.00%
	Seelaus	Microsoft Capital Group LLC, Attn: Treasury Department, One Microsoft Way, Redmond, WA 98052-8300	2,000,000,000	97.46%
	Select	Horseshoe RE II Limited, Nectaris RE LC1300	86,459,918	16.00%
	Select	First National Capital Markets, Inc., One Earth Energy LLC, 202 North Jordan Dr., Gibson City, IL 60936-2203	59,553,582	11.02%
	Select	Horseshoe RE II Limited, HRE II MS Amlin Underwriting LC1200	59,361,818	10.99%
	Select	Horseshoe RE II Limited, HRE II MS Amlin Underwriting LC5200	43,767,010	8.10%
	Select	Horseshoe RE II Limited, HRE II MS Amlin Underwriting LC1200	42,293,473	7.83%
	Select	Horseshoe RE II Limited, MS Amlin AG LC2200	31,904,414	5.91%
	Select	Horseshoe RE II Limited, Amlin Underwriting LC2200	27,921,823	5.17%
	Select	First National Capital Markets, Inc., Nugen Energy LLC, 27283 447Th Ave., Marion, SD 57043-5100	30,160,219	5.58%
	Select	Horseshoe RE II Limited, Nectaris RE CF5300	29,715,044	5.50%
Goldman Sachs Financial Square Treasury Obligations Fund	Administration	Reliance trust Co., Attn: Joe White, PO Box 78446, Atlanta, GA 30357	461,299,310	21.11%
	Administration	MSCS Financial Services, LLC, Statevest & Co., PO Box 2499, Brattleboro, VT 05303-2499	402,999,782	18.44%
	Administration	Hanco, C/O Hancock Whitney Bank Trust Div, 2285 Lakeshore Dr., Bldg 4, New Orleans, LA 70122-3533	394,265,931	18.04%
	Administration	MSCS Financial Services, LLC, Fulton Financial Advisors, 1 Penn Sq, Ste 1, Lancaster, PA 17602-2853	209,929,105	9.61%
	Capital	TD Banknorth NA, Attn: Deposit Accounting ME091-31N, PO Box 1377, Lewiston, ME 04243-1377	580,432,154	62.52%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Capital	Goldman Sachs & Co. LLC, FBO AVNJ, 30 Hudson St. Fl 5, Jersey City, NJ 073024699	108,531,102	11.69%
	Capital	Commerce Bank – Lenexa, Construction Industry Laborers Pension Fund, Attn: Sandy Bell-Holladay, PO Box 909500, Kansas City, MO 64190-9500	69,202,451	7.45%
	Cash Management	Pershing LLC, FBO Customers	11,427,982	97.07%
	Institutional	Hare & Co.	4,651,307,035	13.88%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	3,973,137,550	11.85%
	Institutional	Wells Fargo Bank NA	2,474,967,587	7.38%
	Institutional	Band & CO Institutional Trust, C/O US Bank NA, 1555 N Rivercenter Dr. Ste 203, Milwaukee, WI 532123958	1,793,564,361	5.35%
	Service	SEI Private Trust Company, C/O Regions Bank	704,951,576	44.24%
	Service	MSCS Financial Services, LLC, Statevest & Co., PO Box 2499, Brattleboro, VT 05303-2499	316,786,303	19.88%
	Service	Hare & Co.	177,194,213	11.12%
	Service	BBC Partnership, 1401 Avenue Q, Lubbock, Texas 79401-3819	142,825,849	8.96%
	Preferred	M&T Bank, Tice & Co., C/O M&T Trust Co, PO Box 1377, Buffalo, NY 14240-1377	494,402,055	51.86%
	Preferred	Pershing LLC, PO Box 2052	240,560,253	25.23%
	Preferred	BBC Partnership, 1401 Avenue Q, Lubbock, Texas 79401-3819	87,306,616	9.16%
	Preferred	Union Bank & Trust, Co., Industricorp & Co. C/O Trust Operations, 312 Central Ave. SE, Ste. 200, Minneaspolis, MN 55414-1025	51,933,751	5.45%
	Premier	Commerce Bank – Lenexa, Cement Masons and Plasterers Local, 518 Health Care Fund Holding Acct., PO Box 26237, Salt Lake City, UT 84126-0237	2,247,942	19.19%
	Premier	Commerce Bank – Lenexa, Class Ltd., Attn: Cyndie Howell, 1200 Merle Evans Dr., PO Box 266, Columbus, KS 66725-0266	1,870,907	15.97%
	Premier	Commerce Bank – Lenexa, Oklahoma Center for Nonprofits Inc., Attn: Marion Taylor President, 720 W Wilshire Blvd., Ste 115, Oklahoma City, OK 73116-7737	882,255	7.53%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Premier	Commerce Bank – Lenexa, Construction and General Laborers Local 264, Attn: Reggie Thomas, 1101 East 87th St., Kansas City, MO 64131-3099	878,445	7.50%
	Premier	Commerce Bank – Lenexa, KC Cement Masons Pension Fund, Admin Account, Attn: Dawnette Butterworth, PO Box 26237, Salt Lake City, UT 84126-0237	816,155	6.97%
	Premier	Commerce Bank – SE MO, The Oasis Institute, Attn: Marcia Kerz, 11780 Borman Dr., Saint Louis, MO 63146-4135	804,359	6.87%
	Resource	Delaware Trust Company, CSC Trust Company of Delaware, 251 Little Falls Dr., Wilmington, DE 19808-1674	11,154,124	99.99%
	Select	BOKF, NA., Texas Oncology PA, Attn: Jason Shook, 12221 Merit Dr., Ste 500, Dallas, Tx 75251-3100	38,245,356	61.15%
	Select	BOKF, NA., Otoe-Missouria Tribe, 8151 Highway 177, Red Rock, OK 74651-0348	10,204,318	16.32%
	Select	JPMorgan Chase Bank NA, FBO its Customers, Third Party TS Link, 10410 Highland Manor Dr., Fl 3, Tampa, FL 33610-9128	5,000,000	7.99%
Goldman Sachs Financial Square Treasury Solutions Fund	Administration	First Hawaiian Bank, Attn: Wealth Management, 999 Bishop St., Fl 3, Honolulu, HI 96813-4424	240,683,235	34.64%
	Administration	Jefferies LLC, FBO Cota Growth Fund LP, 101 Hudson, St., Fl 11, Jersey City, NJ 07302-3915	73,600,168	10.59%
	Administration	Jefferies LLC, FBO Venrock Healthcare Capital, 101 Hudson, St., Fl 11, Jersey City, NJ 07302-3915	72,485,417	10.43%
	Administration	The Oakmark Funds, Attn: Mutual Fund Operations, C/O Harris Associates, 111 S. Wacker Dr., Ste. 4600, Chicago, IL 60606-4319	61,012,308	8.78%
	Administration	Mori & Co, Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main St., Ste 201, Kansas City, MO 64105-5304	35,935,973	5.17%
	Capital	Commerce Bank – Lenexa, BDK LLP, Main Firm Account, Attn: Betty Hunter, PO Box 1900, Springfield, MO 65801-1900	49,445,532	29.82%
	Capital	Commerce Bank – Lenexa, IPHFHA, Ad Comm, Attn: Dana Carr, 7829 E Rockhill St., Ste 201, Wichita, KS 67206-3918	18,375,883	11.08%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Capital	Commerce Bank – Lenexa, Ridewell Corporation, Attn: Steve Montgomery, PO Box 4586, Springfield, MO 65808-4586	12,025,554	7.25%
	Capital	Commerce Bank – Lenexa, BKD Capital Advisors LLC, Attn: Betty Hunter Controller, 910 E Saint Louis St., Ste 400, Springfield, MO 65806-2570	9,006,019	5.43%
	Cash Management	MSCS Financial Services, LLC, Statevest & Co., PO Box 2499, Brattleboro, VT 05303-2499	236,841,007	96.60%
	Institutional	Goldman Sachs & Co, 295 Chipeta Way, Fl 4, Salt Lake City, UT 84108-1285	3,039,092,034	23.10%
	Institutional	Hare & Co.	1,007,931,714	7.66%
	Institutional	Purdue Pharma, LP, Attn: Accounting Service, 1 Stamford Forum, Stamford, CT 06901-3516	939,003,655	7.14%
	Institutional	Raymond James, 92500015, Omnibus for Mutual Funds	735,264,634	5.59%
	Service	Flagstar Bank NA, 1400 Broadway, Fl 6, New York, NY 10018-0728	101,509,083	43.09%
	Service	Mori & Co.	6,892,249	12.87%
	Service	Haws & Co., 6295 Greenwood Plaza Blvd., Greenwood Vlg., CO 80111-4908	26,326,795	11.18%
	Service	MidAmerica National Bank, Po Box 1300, Macomb, IL 61455-5600	20,214,447	8.58%
	Preferred	Pershing LLC, FBO Customers	37,167,637	69.41%
	Preferred	Band & CO Institutional Trust, C/O US Bank NA, 1555 N Rivercenter Dr. Ste 203, Milwaukee, WI 532123958	9,172,434	17.13%
	Preferred	Mori & Co, Commerce Bank of Kansas City, Attn: Trust Operations, 911 Main St., Ste 201, Kansas City, MO 64105-5304	6,892,249	12.87%
Goldman Sachs Flexible Cap Fund	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	592,045	49.39%
	Class A	Edward D. Jones & Co.	180,636	15.07%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	81,934	6.83%
	Class C	Pershing LLC, PO Box 2052	27,846	32.82%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	26,792	31.58%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	10,930	12.88%
	Class C	LPL Financial	6,663	7.85%
	Class C	American Enterprise Investment SVC	6,497	7.66%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	474,316	66.47%
	Institutional	RBC Capital Markets Corporation	87,366	12.24%
	Institutional	TD Ameritrade Clearing Inc.	42,367	5.94%
	Investor	LPL Financial	177,326	74.28%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	45,088	18.89%
	Investor	American Enterprise Investment SVC	13,305	5.57%
	Class R	National Financial Services LLC, FIIOC FBO, Vergason Technology Inc., Retirement Plan, 100 Magellan way (KW1C), Covington , KY 41015-1987	6,835	87.86%
	Class R	GSAM Holdings LLC Seed Account	712	9.15%
	Class R6	Edward D. Jones & Co.	271,352	99.48%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	1,310,129	94.13%
	Class P	JP Morgan Securities, LLC, FEBO Customers, Mutual Fund Dept.	80,608	5.79%
Goldman Sachs Focused Value Fund	Class A	Pershing LLC, PO Box 2052	24,993	83.36%
	Class A	Cadaret Grant & Co. Inc., Theresa M. Manzuk Cust., FBO Ella T. Amarante Utma NY, 9703 Versailles Rd., Angola, NY 14006-9519	1,517	5.06%
	Class C	Pershing LLC, PO Box 2052	15,282	93.57%
	Class C	GSAM Holdings LLC Seed Account	1,050	6.43%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	143,126	84.74%
	Investor	GSAM Holdings LLC Seed Account	1,049	100.00%
	Class R	Oppenheimer & Co. Inc., FBO Raymond Wrobleski CPA PS Plan, Raymond F Wrobleski TTEE, 116 Kingsbury Rd., Garden City, NY 11530-3110	2,390	69.49%
	Class R	GSAM Holdings LLC Seed Account	1,049	30.51%
	Class R6	GSAM Holdings LLC Seed Account	1,053	100.00%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	3,277,776	99.65%
Goldman Sachs Global Core Fixed Income Fund	Class A	Edward D. Jones & Co.	458,127	18.43%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	411,772	16.56%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	340,870	13.71%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	305,428	12.28%
	Class A	American Enterprise Investment SVC	169,806	6.83%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	27,470	20.00%
	Class C	American Enterprise Investment SVC	27,273	19.86%
	Class C	UBS WM USA	15,224	11.09%
	Class C	Pershing LLC, PO Box 2052	11,807	8.60%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	10,480	7.63%
	Class C	LPL Financial	9,554	6.96%
	Class C	Acensus Trust Company FBO, Seoil USA Industrial, Inc. 401(K) P 590757	7,810	5.69%
	Class C	Principal Securities Inc.	7,080	5.16%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	11,529,250	62.46%
	Institutional	Pershing LLC, PO Box 2052	2,889,680	15.66%
	Institutional	Charles Schwab & CO.	1,485,434	8.05%
	Investor	American Enterprise Investment SVC	1,985,629	49.89%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	1,036,586	26.04%
	Investor	LPL Financial	520,211	13.07%
	Class R6	Goldman Sachs Trust, GS Balanced Strategy Portfolio	13,971,352	51.51%
	Class R6	Goldman Sachs Trust, GS Growth and Income Strategy Portfolio	10,855,031	40.02%
	Service	Principal Securities Inc.	38,339	97.12%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	653,766	99.85%
Goldman Sachs Global Infrastructure Fund	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	6,825	36.35%
	Class A	Goldman Sachs Direct Accts., Ascensus Trust Company, FBO Alpha Business Solutions 687427, PO Box 10758, Fargo, ND 58106-0758	3,537	18.84%
	Class A	Pershing LLC, PO Box 2052	1,981	10.55%
	Class A	JP Morgan Securities LLC, FEBO Customers, Mutual Fund Dept.	1,950	10.39%
	Class A	Royal Alliance, UMB Bank NA, Cust Roth IRA FBO David S Phillip, 24944 W Lake Forrest Ln, Shorewood, IL 60404-8212	1,111	5.92%
	Class A	Lincoln Financial Advisors, UMB Bank NA, Cust IRA FBO, Perli Lubelski, 33 Dubon Ct., Ste A, Farmingdale, NY 11735-1074	1,011	5.38%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	21,482	83.35%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Pershing LLC, PO Box 2052	2,740	10.63%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	555,100	89.84%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	130,215	97.81%
	Class R6	Goldman Sachs & Co LLC, GS Tax-Adv Global Equity Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	582,823	6.80%
	Class R6	Goldman Sachs & Co LLC, GS Tax-Adv Global Equity Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	4,769,734	55.66%
	Class R6	Goldman Sachs Trust, GS Satellite Strategies Portfolio	1,081,316	12.62%
	Class R6	Goldman Sachs Trust, GS Growth Strategy Portfolio	677,959	7.91%
	Class R6	Goldman Sachs Trust, GS Growth and Income Strategy Portfolio	672,208	7.84%
	Class R6	Goldman Sachs & Co LLC, GS Enhanced Div Global EQ Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	582,823	6.80%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	8,205,012	99.77%
Goldman Sachs Global Managed Beta Fund	Institutional	Goldman Sachs Asset Management LP, Christian School Pension TR Fund, 2969 Prairie St. SW, Ste 102, Grandville, MI 49418-2008	22,895,050	14.33%
	Institutional	Goldman Sachs Asset Management LP, Sprint Master Trust, 6200 Sprint Pkwy # HF0202-2BDTX, Overland Park, KS 66251-6117	15,600,795	9.77%
	Institutional	Goldman Sachs Asset Management LP, KPMG Pension Plan, 3 Chestnut Ridge Rd., Montvale, NJ 07645-1842	11,454,775	7.17%
	Institutional	Goldman Sachs Direct Accts., Mac & Co A/C 47034, FBO GS 529 Plan, Mutual Fund Operations, 500 Grant Street, Room 151-1010, Pittsburgh, PA 15219-2502	8,148,296	5.10%
	Institutional	Goldman Sachs Asset Management LP, Christian School Pension TR Fund, 2969 Prairie St. SW, Ste 102, Grandville, MI 49418-2008	22,895,050	14.33%
Goldman Sachs Global Real Estate Securities Fund	Class A	Edward D. Jones & Co.	27,611	22.42%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	19,334	15.70%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	MSCS Financial Services, LLC, Advisor Trust, Inc., Cayman’s Clothiers, Inc. 401K Plan, 717 17th St., Ste 1300, Denver, CO 80202-3304	12,044	9.78%
	Class A	Commonwealth Annuity & Life, Annuity Co to Commonwealth Annuity and Life Ins Co.	11,519	9.35%
	Class A	TD Ameritrade Clearing Inc.	7,702	6.25%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	7,437	6.04%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	6,510	5.29%
	Class C	GSAM Holdings LLC Seed Account	3,071	54.19%
	Class C	TD Ameritrade Clearing Inc.	2,080	36.71%
	Class C	Goldman Sachs Direct Ex DLR Accts, UMB Bank NA, Cust Roth IRA FBO Kristine M. Sierakowski, 2720 White Barn Rd., Aurora, IL 60502-6332	516	9.10%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	40,917	32.82%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	27,285	21.89%
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2021	12,218	9.80%
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2020	12,163	9.76%
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2022	9,136	7.33%
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2023	7,578	6.08%
	Investor	LPL Financial	17,342	70.72%
	Investor	GSAM Holdings LLC Seed Account	3,294	13.43%
	Investor	MSCS Financial Services, LLC, Advisor Trust, Inc., Graham and Jensen, LLP, 717 17th St., Ste 1300, Denver, CO 80202-3304	2,727	11.12%
	Class R6	Goldman Sachs Trust, GS Tax-Advantaged Global Equity Portfolio	6,487,768	81.64%
	Class R6	Goldman Sachs & Co LLC, GS Enhanced Div Global EQ Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	802,321	10.10%
	Class R6	Goldman Sachs Trust, GS Satellite Strategies Portfolio	479,951	6.04%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Government Income Fund	Class A	Hartford Life Insurance Company	637,265	18.84%
	Class A	Edward D. Jones & Co.	299,634	8.86%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	195,560	5.78%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	25,696	43.86%
	Class C	American Enterprise Investment SVC	4,980	8.50%
	Class C	Principal Securities Inc.	3,838	6.55%
	Class C	Mid Atlantic Trust Company	3,012	5.14%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	530,091	16.11%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	419,858	12.76%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	413,280	12.56%
	Institutional	Principal Securities Inc.	364,958	11.09%
	Institutional	Reliance trust Co., BBL Companies, 201 17th St. NW< Ste 1000, Atlanta, GA 30363-1195	269,220	8.18%
	Institutional	TIAA Trust, N.A. as CUST/TTEE of Retirement Plans Recordkept by TIAA, Attn: Fund Operations, 8500 Andrew Carnegie Blvd., Charlotte, NC 28262-5800	249,304	7.58%
	Institutional	Reliance trust Co., Pentegra Omnibus, 201 17th St. NW< Ste 1000, Atlanta, GA 30363-1195	197,425	6.00%
	Service	Security Benefit Life Insurance Co., UMB Bank NA, FBO Fiduciary for Tax Deferred Accts., 1 SW Security Benefit Pl., Topeka, KS 66636-1000	792,543	49.23%
	Investor	American Enterprise Investment SVC	1,055,611	92.11%
	Class R	Hartford Life Insurance Company	521,336	71.06%
	Class R	GWFS Equities Inc., Empower Trust, FBO Empower Benefit Grand Fathered Plan	153,158	20.88%
	Class R	GWFS Equities Inc., Massachusetts Mutual Life Insurance, 1295 State Street, MIP M200-INVST, Springfield, MA 01111-0001	41,791	5.70%
	Class R6	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	97,862	18.33%
	Class R6	Empower Financial Services, Inc.	130,412	24.43%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	Hartford Life Insurance Company, The Hartford, 1 Hartford Plz., Hartford, CT 06155-0001	61,517	11.52%
	Class R6	Mid Atlantic Trust Company	54,339	10.18%
	Class R6	Edward D. Jones & Co.	52,029	9.75%
	Class R6	MSCS Financial Services, LLC, Matrix Trust Company as Agent for Newport Trust Company, Medallion Instrumentation Systems, LLC Employee 401K Plan, 35 Iron Point Circle, Suite 330, Folsom, CA 95630-8589	34,952	6.55%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	579,853	99.86%
Goldman Sachs Growth and Income Strategy Portfolio	Class A	Edward D. Jones & Co.	6,057,892	36.01%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,566,537	9.31%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,028,234	6.11%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	981,274	5.83%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	92,217	19.75%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	23,354	5.00%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	22,146,963	95.33%
	Service	TCA Trustcorp America	110,486	84.31%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	14,762	11.26%
	Investor	LPL Financial	162,974	28.36%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	133,881	23.30%
	Investor	American Enterprise Investment SVC	57,340	9.98%
	Class R	State Street Bank and TR TTEE/Cust	283,970	95.81%
	Class R6	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	47,131	30.29%
	Class R6	State Street Bank and Trust as Trustee and/or Custodian	32,199	20.69%
	Class R6	Devenir LLC, Matirx Trust Company Cust. FBO HAS Bank – HSG, 717 17th Street, Suite 1300, Denver, CO 80202-3304	27,798	17.86%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	MSCS Financial Services LLC, Matrix Trust Company agent for TRP RPS RK FBO 401K, GARvin Construction Products, 300 Mystic Ave, Medford, MA 02155-6305	23,297	14.97%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	16,413,383	98.74%
Goldman Sachs Growth Strategy Portfolio	Class A	Edward D. Jones & Co.	3,460,879	18.70%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,938,185	10.47%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	1,409,254	7.62%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,380,571	7.46%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	1,287,903	6.96%
	Class A	American Enterprise Investment SVC	1,085,525	5.87%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	175,805	22.62%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	92,667	11.92%
	Class C	RBC Capital Markets Corporation	47,335	6.09%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	10,328,311	86.22%
	Service	TCA Trustcorp America	78,910	57.59%
	Service	American United Life Insurance Co	33,691	24.59%
	Service	American United Life Insurance Co	10,801	7.88%
	Service	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	6,985	5.10%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	455,939	44.24%
	Investor	American Enterprise Investment SVC	324,264	31.46%
	Investor	LPL Financial	151,902	14.74%
	Investor	State Street Bank and TR TTEE/Cust	85,297	8.28%
	Class R	State Street Bank and TR TTEE/Cust	311,011	84.86%
	Class R6	Voya Financial Partners, LLC, Voya Institutional Trust Company, 1 Orange Way, Windsor, CT 06095-4773	105,772	23.05%
	Class R6	State Street Bank and Trust as Trustee and/or Custodian	104,498	22.78%
	Class R6	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	78,393	17.09%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	Voya Financial Partners, LLC, Voya Retirement Insurance And	55,977	12.20%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	14,889,787	99.71%
Goldman Sachs High Yield Floating Rate Fund	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	138,908	34.39%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	113,639	28.14%
	Class A	Pershing LLC	41,751	10.34%
	Class A	American Enterprise Investment SVC	33,395	8.27%
	Class C	Pershing LLC, PO Box 2052	30,931	39.99%
	Class C	RBC Capital Markets Corporation	18,969	24.53%
	Class C	Stifel Nicolaus & Co	11,911	15.40%
	Class C	LPL Financial	6,734	8.71%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	5,317	6.88%
	Class R	GSAM Holdings LLC Seed Account	1,603	5.32%
	Class R	Empower Trust FBO	5,625	18.66%
	Class R	Anthony Siracusa & Maureen Siracusa	22,639	75.10%
	Class R6	State Street Bank and Trust as Trustee and/or Custodian	231,931	11.64%
	Class R6	Voya Financial Partners, LLC	538,794	27.05%
	Class R6	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	967,195	48.55%
	Class R6	Voya Financial Partners, LLC	252,786	12.69%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	12,320,090	84.38%
	Institutional	Charles Schwab & Co Inc	1,589,218	10.88%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	537,824	70.99%
	Investor	LPL Financial	122,209	16.13%
	Investor	American Enterprise Investment SVC	90,670	11.97%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	221,140,125	99.85%
Goldman Sachs High Yield Fund	Class A	Edward D. Jones & Co.	3,865,843	23.07%
	Class A	Pershing LLC, PO Box 2052	1,375,037	8.20%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,330,611	7.94%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	1,154,839	6.89%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	916,104	5.47%
	Class A	American Enterprise Investment SVC	861,591	5.14%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	147,120	22.90%
	Class C	Pershing LLC, PO Box 2052	86,271	13.43%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	76,001	11.83%
	Class C	LPL Financial	55,761	8.68%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	51,708	8.05%
	Class C	American Enterprise Investment SVC	48,373	7.53%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	12,698,478	41.07%
	Institutional	Factory Mutual Insurance Company	7,090,767	22.93%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	873,916	59.03%
	Investor	LPL Financial	423,488	28.60%
	Investor	American Enterprise Investment SVC	93,372	6.31%
	Class R	Hartford Life Insurance Company	519,132	69.02%
	Class R	GWFS Equities Inc., Massachusetts Mutual Life Insurance, 1295 State St., MIP M200-INVST, Springfield, MA 01111-0001	110,868	14.74%
	Class R	GWFS Equities Inc., Empower Trust, FBO Empower Benefit Grand Fathered Plane	68,000	9.04%
Goldman Sachs High Yield Municipal Fund	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	7,209,052	15.04%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	7,169,007	14.96%
	Class A	Edward D Jones & Co	5,267,639	10.99%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	4,935,522	10.30%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	4,907,119	10.24%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	3,593,705	7.50%
	Class A	Pershing LLC, PO Box 2052	2,742,864	5.72%
	Class A	LPL Financial	2,675,793	5.58%
	Class A	American Enterprise Investment SVC	2,614,914	5.46%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	2,555,262	5.33%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,939,884	30.33%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	631,037	9.87%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	627,965	9.82%
	Class C	American Enterprise Investment SVC	624,740	9.77%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	528,212	8.26%
	Class C	LPL Financial	514,964	8.05%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	50,001,108	26.61%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	30,645,202	16.31%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	19,243,552	10.24%
	Institutional	Pershing LLC, PO Box 2052	18,495,476	9.84%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	15,896,912	8.46%
	Institutional	MSCS Financial Services LLC, Zions First National Bank, PO Box 30880, Salt Lake City, UT 84130-0880	10,767,564	5.73%
	Institutional	UBS WM USA	3,192,488	5.08%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	331,772	46.65%
	Service	Hartford Life Insurance Company	283,395	39.85%
	Service	Empower Trust FBO	52,637	7.40%
	Investor	American Enterprise Investment SVC	22,719,683	36.15%
	Investor	LPL Financial	19,254,870	30.64%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	14,939,999	23.77%
	Investor	Pershing LLC, PO Box 2052	3,192,488	5.08%
	Class R6	JP Morgan Securities, LLC, FEBO Customers, Mutual Fund Dept.	1,123,344	56.07%
	Class R6	Edward D. Jones & Co.	753,650	37.62%
	Class R6	Vallee & CO FBO 50	124,942	6.24%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	761,121,308	99.30%
Goldman Sachs Income Builder Fund	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	4,260,608	17.36%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	3,334,135	13.58%
	Class A	Edward D. Jones & Co.	3,122,608	12.72%
	Class A	American Enterprise Investment SVC	2,685,684	10.94%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	2,399,674	9.77%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	2,163,731	8.81%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	1,341,385	5.46%
	Class A	LPL Financial	1,261,021	5.14%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	3,480,770	37.89%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	1,215,405	13.23%
	Class C	American Enterprise Investment SVC	1,043,273	11.36%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	655,891	7.14%
	Class C	LPL Financial	587,772	6.40%
	Class C	Pershing LLC, PO Box 2052	587,200	6.39%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	8,540,328	19.78%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	7,298,461	16.91%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	6,979,384	16.17%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	6,296,689	14.59%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	2,501,565	5.79%
	Institutional	UBS WM USA	2,417,988	5.60%
	Institutional	Pershing LLC, PO Box 2052	2,201,704	5.10%
	Investor	American Enterprise Investment SVC	7,981,350	47.08%
	Investor	LPL Financial	4,687,699	27.65%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	3,794,299	22.38%
	Class R6	Edward D. Jones & Co.	1,307,714	75.01%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	283,506	16.26%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	1,401,219	99.96%
Goldman Sachs Income Fund	Class A	RBC Capital Markets Corporation	31,422	40.17%
	Class A	Pershing LLC, PO Box 2052	17,118	21.88%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	American Enterprise Investment SVC	11,970	15.30%
	Class A	GSAM Holdings LLC Seed Account	5,979	7.64%
	Class A	LPL Financial	4,702	6.01%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	4,522	5.78%
	Class C	American Enterprise Investment SVC	18,847	47.63%
	Class C	Pershing LLC, PO Box 2052	14,904	37.66%
	Class C	GSAM Holdings LLC Seed Account	5,821	14.71%
	Institutional	GSAM Holdings LLC Seed Account	1,182,149	76.43%
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2021	137,310	8.88%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	201,900	48.47%
	Investor	LPL Financial	170,530	40.94%
	Investor	American Enterprise Investment SVC	38,058	9.14%
	Class R6	GSAM Holdings LLC Seed Account	6,052	100.00%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	5,358,498	99.88%
Goldman Sachs Inflation Protected Securities Fund	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	829,384	21.14%
	Class A	Edward D. Jones & Co.	748,309	19.07%
	Class A	State Street Bank and TR TTEE/Cust	603,233	15.37%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	94,596	27.90%
	Class C	Pershing LLC, PO Box 2052	87,072	25.68%
	Class C	LPL Financial	48,470	14.30%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	45,889	13.53%
	Class C	American Enterprise Investment SVC	33,833	9.98%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	2,162,811	28.67%
	Institutional	Reliance trust Co., Huntington National Bank, PO Box 78446, Atlanta, GA 30357	745,949	9.89%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	645,374	8.56%
	Institutional	MSCS Financial Services LLC, Matrix Cash Reinv 03, 42 McClurg, Rd., Youngstown, OH 44512-6700	536,064	7.11%
	Institutional	UBS WM USA	518,579	6.88%
	Investor	American Enterprise Investment SVC	990,499	32.93%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Investor	National Financial Services LLC, FEBO Customers Mutual Funds	715,298	23.78%
	Investor	LPL Financial	643,372	21.39%
	Investor	MSCS Financial Services, LLC, Matrix Trust Company as Agent for Newport Trust Company, Texas Roadhouse Management Corp Def., 35 Iron Point Circle, Suite 330, Folsom, CA 95630-8589	363,860	12.10%
	Class R6	State Street Bank and Trust as Trustee and/or Custodian	5,487,436	39.23%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	2,999,330	21.44%
	Class R6	Edward D. Jones & Co.	1,829,474	13.08%
	Class R6	Goldman Sachs Trust, GS Satellite Strategies Portfolio	931,271	6.66%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	2,082,018	99.93%
Goldman Sachs International Equity Dividend and Premium Fund	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	49,906	20.19%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	30,360	12.28%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	26,465	10.71%
	Class A	American Enterprise Investment SVC	26,413	10.69%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	18,865	7.63%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	16,767	6.78%
	Class A	LPL Financial	16,058	6.50%
	Class A	Lincoln Investment Planning, Lincoln Investment Planning LLC, FBO Lincoln Customers, 601 Office Center Dr., Ste 300, Ft. Washington, PA 19034-3275%	14,282	5.78%
	Class A	Ausdal Financial Partners, Inc., UMB Bank NA, 36360 Woodward Ave., Bloomfield, MI 48304-0905	12,402	5.02%
	Class C	LPL Financial	5,678	22.45%
	Class C	Acensus Trust Company FBO, Dr. Jason M. Cohen 401(K) 214194	5,277	20.86%
	Class C	Stifel Nicolaus & Co.	4,532	17.92%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	3,636	14.37%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Lincoln Investment Planning, UMB Bank, NA C/F, Kevin T, Kester, IRA, 330 Cocoa Ave, Hershey, PA 17033-1429	2,190	8.66%
	Class C	Pershing LLC, PO Box 2052	1,885	7.45%
	Institutional	MSCS Financial Services LLC, SEI Private Trust Company, C/O First Horizon ID 683, 1 Freedom Valley Dr., Oaks, PA 19456-9989	184,779	28.96%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	178,298	27.94%
	Institutional	MSCS Financial Services LLC, Mori & Co., 922 Walnut St., Mailstop TBTS 2, Kansas City, MO 64106-1802	67,944	10.65%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	38,771	6.08%
	Investor	LPL Financial	100,367	35.88%
	Investor	American Enterprise Investment SVC	100,075	35.78%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	78,715	28.14%
	Class R6	Goldman Sachs & Co LLC, GS Enhanced Div Global EQ Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	11,024,255	99.97%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	9,693,383	98.65%
Goldman Sachs International Equity ESG Fund	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,153,049	25.39%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	764,336	16.83%
	Class A	Edward D. Jones & Co.	547,917	12.07%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	441,944	9.73%
	Class A	TD Ameritrade Clearing Inc.	269,421	5.93%
	Class C	UBS WM USA	85,786	23.53%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	45,111	12.37%
	Class C	Stifel Nicolaus & Co.	30,380	8.33%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	30,216	8.29%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	30,194	8.28%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	American Enterprise Investment SVC	28,642	7.86%
	Class C	LPL Financial	21,727	5.96%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	5,762,885	30.14%
	Institutional	Pershing LLC, PO Box 2052	4,674,626	24.45%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	4,609,826	24.11%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	1,949,272	10.20%
	Service	Hand Securities, Inc., CBNA as Custodian FBO Mackenzie-Childs 401(K) Plan	18,105	52.52%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	5,572	16.16%
	Service	Empower Financial Services, Inc.	4,980	14.45%
	Investor	American Enterprise Investment SVC	1,947,712	46.04%
	Investor	LPL Financial	991,052	23.43%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	972,355	22.99%
	Class R6	Edward D. Jones & Co.	1,550,567	45.66%
	Class R6	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	327,482	9.64%
	Class R6	Empower Financial Services, Inc.	318,807	9.39%
	Class R6	Voya Financial Partners, LLC	297,500	8.76%
	Class R6	Empower Financial Services, Inc.	201,705	5.94%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	3,968,530	98.85%
Goldman Sachs International Equity Income Fund	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	1,622,082	34.35%
	Class A	TD Ameritrade Clearing Inc.	676,327	14.32%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	672,612	14.24%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	68,055	23.04%
	Class C	Stifel Nicolaus & Co.	52,591	17.80%
	Class C	American Enterprise Investment SVC	35,390	11.98%
	Class C	Acensus Trust Company FBO, Family Medicine Associates 401(K)/P 036155	31,690	10.73%
	Class C	Pershing LLC, PO Box 2052	24,340	8.24%
	Class C	LPL Financial	23,966	8.11%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	16,276,744	43.90%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	10,248,969	27.64%
	Institutional	Pershing LLC, PO Box 2052	3,812,664	10.28%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	3,457,020	9.32%
	Investor	LPL Financial	7,615,459	44.55%
	Investor	American Enterprise Investment SVC	4,439,013	25.97%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	4,130,377	24.16%
	Class R	GWFS Equities Inc., Capital Bank & Trust CO, FBO, CO FA Score Signum Architecture LLP 401K PSP	27,023	59.42%
	Class R	GWFS Equities Inc., Capital Bank & Trust CO, FBO Joe W Morgan Inc 401K PSP. C/O Empower	6,593	14.50%
	Class R	National Financial Services LLC, FIIOC FBO George A Sanchez DMD, 401K Profit Sharing Plan, 100 Magellan way (KW1C), Covington , KY 41015-1987	5,396	11.86%
	R6	Edward D. Jones & Co.	2,405,292	76.70%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	3,173,439	99.60%
Goldman Sachs International Equity Insights Fund	Class A	Edward D. Jones & Co.	1,115,188	19.38%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	742,568	12.91%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	564,483	9.81%
	Class A	State Street Bank and TR TTEE/Cust.	457,195	7.95%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	379,512	6.60%
	Class C	American Enterprise Investment SVC	137,649	22.09%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	87,217	14.00%
	Class C	LPL Financial	83,068	13.33%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	66,064	10.60%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	64,728	10.39%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Stifel Nicolaus & Co.	40,939	6.57%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	36,272	5.82%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	12,032,743	22.39%
	Service	American United Life Insurance Co	78,771	44.89%
	Service	American United Life Insurance Co	28,606	16.30%
	Service	Lincoln Financial Advisors, Lincoln Financial Group Trust Co., FBO Rollover SS IRA Plan, PO Box 21008, Greensboro, NC 27420-1008	15,186	8.66%
	Service	Empower Financial Services, Inc.	10,946	6.24%
	Service	TCA Trustcorp America	10,235	5.83%
	Investor	American Enterprise Investment SVC	2,620,320	50.90%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	1,641,040	31.87%
	Class R	State Street Bank and TR TTEE/Cust.	261,275	58.96%
	Class R	Acensus Trust Company FBO, Mission Driven Research 401(K) Plan 229768	42,041	9.49%
	Class R	Acensus Trust Company FBO, Summit Software 401(K) Plan 132086	38,931	8.79%
	Class R	National Financial Services LLC, FIIOC FBO, Team Velocity Marketing LLC, 401K Plan,100 Magellan way (KW1C), Covington , KY 41015-1987	23,036	5.20%
	Class R6	Goldman Sachs Trust, GS Growth Strategy Portfolio	8,925,768	28.50%
	Class R6	Goldman Sachs Trust, GS Growth and Income Strategy Portfolio	6,398,927	20.43%
	Class R6	Goldman Sachs Trust, GS Balanced Strategy Portfolio	2,307,003	7.37%
	Class R6	Goldman Sachs Trust, GS Dynamic Global Equity Fund	1,922,760	6.14%
	Class R6	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,847,778	5.90%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	26,698,013	95.60%
Goldman Sachs International Small Cap Insights Fund	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	1,695,426	27.69%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	742,631	12.13%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	543,799	8.88%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	501,887	8.20%
	Class A	American Enterprise Investment SVC	409,048	6.68%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	258,859	24.59%
	Class C	American Enterprise Investment SVC	255,388	24.26%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	111,640	10.60%
	Class C	Stifel Nicolaus & Co.	99,817	9.48%
	Class C	LPL Financial	99,408	9.44%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	60,929	5.79%
	Class C	Pershing LLC, PO Box 2052	52,993	5.03%
	Institutional	Pershing LLC, PO Box 2052	149,415,999	71.99%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	23,407,279	11.28%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	10,653,628	5.13%
	Investor	American Enterprise Investment SVC	3,322,668	46.16%
	Investor	LPL Financial	1,815,717	25.22%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	664,762	9.23%
	ClassR6	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	12,673,068	28.20%
	Class R6	Goldman Sachs & Co LLC, GS Tax-Adv Global Equity Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	9,817,829	21.85%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	5,907,037	13.14%
	Class R6	Goldman Sachs Trust, GS Growth Strategy Portfolio	2,741,743	6.10%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	3,288,497	97.91%
Goldman Sachs International Tax-Managed Equity Fund	Class A	Edward D. Jones & Co.	139,923	28.65%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	65,892	13.49%
	Class A	American Enterprise Investment SVC	56,858	11.64%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	51,729	10.59%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	43,184	8.84%
	Class A	LPL Financial	25,441	5.21%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	Pershing LLC, PO Box 2052	24,569	5.03%
	Class C	Stifel Nicolaus & Co.	21,054	33.33%
	Class C	American Enterprise Investment SVC	14,187	22.46%
	Class C	Pershing LLC, PO Box 2052	5,027	7.96%
	Class C	LPL Financial Corporation, Matrix Trust Company as Agent for Julia Hallquist 403B, 717 17th St., Ste 1300, Denver Co., 80202-3304	4,580	7.25%
	Class C	Lincoln Investment Planning, Gerald W Houseweart II, 4388 Red Rock Rd., Benton, PA 17814-7605	4,505	7.13%
	Class C	LPL Financial Corporation, Thomas Berarducci & Chiwan Kim TTEES, Berarducci Kim Trust Agreement, US DTD 02/18/2014, 8500 Willow Gate Ct., Granite Bay, CA 95746-6135	4,296	6.80%
	Class C	RBC Capital Markets Corporation	3,797	6.01%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	320,288	31.37%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	288,594	28.26%
	Institutional	UBS WM USA	87,484	8.57%
	Institutional	Pershing LLC, PO Box 2052	82,993	8.13%
	Investor	American Enterprise Investment SVC	635,123	71.09%
	Investor	LPL Financial	128,277	14.36%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	70,590	7.90%
	R6	Goldman Sachs & Co LLC, GS Tax-Adv Global Equity Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	57,181,709	99.58%
	P	Goldman Sachs & Co., FBO Omnibus 6600	5,670,177	98.39%
Goldman Sachs Investment Grade Credit Fund	Class A	American Enterprise Investment SVC	118,157	15.35%
	Class A	Edward D. Jones & Co.	274,275	35.64%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	109,142	14.18%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	7,090,697	81.86%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	778,218	8.98%
	Investor	American Enterprise Investment SVC	968,564	81.79%
	Investor	LPL Financial	156,302	13.20%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Separate Account Institutional	GS PWM INSTL Class, FBO Acct# 021117601	2,187,130	18.40%
	Separate Account Institutional	GS PWM INSTL Class, FBO Acct# 021117726	1,570,523	13.22%
	Separate Account Institutional	GS PWM INSTL Class, FBO Acct# 054043385	1,109,360	9.34%
	Separate Account Institutional	GS PWM INSTL Class, FBO Acct# 021113246	973,854	8.19%
	Separate Account Institutional	GS PWM INSTL Class, FBO Acct# 021094826	873,877	7.35%
	Class R6	Goldman Sachs Asset Management LP, DLRT-GSAM IG Credit, 200 West St., Fl 29, New York, NY 10282-2198	25,996,437	68.83%
	Class R6	Goldman Sachs Asset Management LP, US Bank TT&SS Alternative, Investments Custody FBO Childrens Health Foundation, 601 Childrens Ln, Norfolk, VA 23507-1910	8,168,911	21.63%
	Class R6	Goldman Sachs Asset Management LP, US Bank GS Investment Grade Credit Fund FBO GFS, 1300 Gezon Pkwy SW, Wyoming, MI 49509-9300	3,300,690	8.74%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	22,672,754	99.98%
Goldman Sachs Investor Money Market Fund	Class A	Edward D. Jones & Co.	1,008,312,844	78.13%
	Class A	RBC Capital Markets Corporation	217,594,881	16.86%
	Administration	American Enterprise Investment SVC	174,574,054	65.06%
	Administration	Pershing LLC, FBO Customers	54,270,388	20.23%
	Administration	Pershing LLC, PO Box 2052	19,724,013	7.35%
	Class C	GSAM Holdings LLC Seed Account	10,689	51.91%
	Class C	Stifel Nicolaus & Co.	9,896	48.06%
	Cash Management	Pershing LLC, FBO Customers	23,205,369	99.95%
	Class D	UBS WM USA	5,258,079	99.81%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,916,050,966	31.15%
	Institutional	Raymond James, 92500015, Omnibus for Mutual Funds	1,565,607,498	25.46%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	998,041,757	16.23%
	Institutional	LPL Financial, P.O Box 509046, San Diego, CA 92150-9046	833,846,213	13.56%
	Institutional	American Enterprise Investment SVC	324,070,506	5.27%
	Service	Pershing LLC, FBO Customers	22,672,754	99.98%
Goldman Sachs Investor Tax-Exempt Money Market Fund	Class A	Edward D. Jones & Co.	24,703,686	72.41%
	Class A	RBC Capital Markets Corporation	7,917,595	23.21%
	Administration	LPL Financial	4,009,138	57.31%
	Administration	BMO Harris Bank NA, 320 Canal St., Fl 14, Chicago, IL 60606-5707	1,582,400	22.62%
	Administration	Goldman Sachs Direct Ex DLR Accts, Mary Jane Spence Tod, Raymond E Spence, 19979 Smith Cir, Ashburn, VA 20147-2509	850,000	12.15%
	Class C	GSAM Holdings LLC Seed Account	9,173	100%
	Capital	GSAM Holdings LLC Seed Account	1,055	100%
	Cash Management	GSAM Holdings LLC Seed Account	1,027	63.61%
	Cash Management	Pershing LLC, FBO Customers	587	36.39%
	Service	SEI Private Trust Company, C/O City National Bank	226,432	97.00%
	Class I	The Glenmede Trust Company NA, 1650 Market St., Ste. 1200, Philadelphia, PA 19103-7391	1,073,215,253	55.14%
	Class I	SEI Private Trust Company, C/O BMO Harris SWP	291,862,585	15.00%
	Class I	First Premier Bank, Unifalls & Co., C/O First Premier Bank, PO Box 2640, Sioux Falls, SD 57101-2640	138,138,401	7.10%
	Class I	LPL Financial	136,268,400	7.00%
	Preferred	Band & CO Institutional Trust, C/O US Bank NA, 1555 N Rivercenter Dr. Ste 203, Milwaukee, WI 532123958	128,773	60.90%
	Preferred	Pershing LLC, FBO Customers	81,625	38.60%
	Premier	GSAM Holdings LLC Seed Account	1,046	100%
	Select	GSAM Holdings LLC Seed Account	1,062	99.97%
Goldman Sachs Large Cap Core Fund	Class A	Edward D. Jones & Co.	3,757,474	12.85%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	1,942,183	6.64%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	168,900	13.71%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	111,729	9.07%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	89,009	7.22%
	Class C	Stifel Nicolaus & Co.	71,309	5.79%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	810,027	27.15%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	422,751	14.17%
	Institutional	Pershing LLC, PO Box 2052	223,811	7.50%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	189,595	6.36%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	158,949	5.33%
	Service	Empower Financial Services, Inc.	13,549	35.13%
	Service	Empower Financial Services, Inc.	7,972	20.67%
	Service	Mid Atlantic Trust Company	7,814	20.26%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	4,872	12.63%
	Service	MSCS Financial Services LLC, Essa Bank and Trust, 744 Main St., Ste 1, Stroudsburg, PA 18360-2268	2,089	5.42%
	Service	TCA Trustcorp America	1,947	5.05%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	1,947	60.53%
	Investor	American Enterprise Investment SVC	180,175	19.80%
	Investor	LPL Financial	51,578	5.67%
	Class R	State Street Bank and TR TTEE/Cust.	274,998	83.80%
	Class R6	Empower Financial Services, Inc.	1,702,039	64.67%
	Class R6	Empower Financial Services, Inc.	354,501	13.47%
	Class R6	Edward D. Jones & Co.	251,000	9.54%
	Class R6	Empower Financial Services, Inc.	151,306	5.75%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	3,493,410	98.38%
Goldman Sachs Large Cap Growth Insights Fund	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	422,751	14.17%
	Class A	Edward D. Jones & Co.	693,556	9.00%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	572,035	7.42%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	540,716	7.02%
	Class A	State Street Bank and TR TTEE/Cust.	436,665	5.67%
	Class A	American Enterprise Investment SVC	402,583	5.23%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	269,430	21.54%
	Class C	Pershing LLC, PO Box 2052	262,331	20.98%
	Class C	American Enterprise Investment SVC	184,253	14.73%
	Class C	LPL Financial	127,223	11.25%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	109,240	8.73%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	64,505	5.16%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	1,758,429	19.54%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	1,682,438	18.69%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	861,925	9.58%
	Institutional	TD Ameritrade Clearing Inc.	545,055	6.06%
	Institutional	Empower Financial Services, Inc.	489,128	5.43%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	478,684	5.32%
	Institutional	MSCS Financial Services LLC, Matrix Cash Reinv 03, 42 McClurg Rd., Youngstown, OH 44512-6700	472,848	5.25%
	Service	Devon Bank, 6445 N Western Ave., Ste 300, Chicago, IL 60645-5452	554,988	58.85%
	Service	American United Life Insurance Co	310,213	32.90%
	Investor	American Enterprise Investment SVC	2,427,955	43.03%
	Investor	LPL Financial	959,750	17.01%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	846,432	15.00%
	Investor	American United Life Insurance Co., 1 American Sq., Indianapolis, IN 46282-0002.	737,883	13.08%
	Class R	State Street Bank and TR TTEE/Cust.	127,223	11.23%
	Class R6	Goldman Sachs Direct Accts., Mac & Co A/C 47034, FBO GS 529 Plan, Mutual Fund Operations, 500 Grant Street, Room 151-1010, Pittsburgh, PA 15219-2502	1,721,612	16.14%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	1,228,167	11.51%
	Class R6	Goldman Sachs Trust, GS Dynamic Global Equity Fund	920,248	8.63%
	Class R6	Principal Securities Inc.	897,087	8.41%
	Class R6	American United Life Insurance Co	876,901	8.22%
	Class R6	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	805,207	7.55%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	1,816,068	97.67%
Goldman Sachs Large Cap Value Fund	Class A	Edward D. Jones & Co.	1,624,579	30.94%
	Class A	UBS WM USA	631,244	12.02%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	351,225	6.69%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	302,145	5.75%
	Class C	UBS WM USA	343,324	58.25%
	Class C	LPL Financial	69,758	11.84%
	Investor	LPL Financial	294,248	64.28%
	Investor	American Enterprise Investment SVC	113,167	24.72%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	29,551	6.46%
	Class R	Hartford Life Insurance Company	209,340	73.54%
	Class R	GWFS Equities Inc., Massachusetts Mutual Life Insurance, 1295 State St., MIP M200-INVST, Springfield, MA 01111-0001	28,094	9.87%
	Class R	Principal Securities Inc.	26,768	9.40%
Goldman Sachs Large Cap Value Insights Fund	Class A	American Enterprise Investment SVC	172,658	7.29%
	Class A	Edward D. Jones & Co.	444,415	18.77%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	269,505	11.38%
	Class A	TD Ameritrade Clearing Inc.	203,705	8.60%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	170,520	7.20%
	Class A	State Street Bank and TR TTEE/Cust.	151,970	6.42%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	151,430	6.40%
	Class C	LPL Financial	83,606	22.52%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	70,059	18.87%
	Class C	UBS WM USA	21,634	5.83%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	20,547	5.54%
	Class C	American Enterprise Investment SVC	33,278	8.97%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	1,419,075	37.59%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	1,027,686	27.22%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	303,010	8.03%
	Institutional	UBS WM USA	242,907	6.43%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	85,456	86.99%
	Service	Empower Financial Services, Inc.	9,242	9.41%
	Investor	LPL Financial	1,444,719	51.97%
	Investor	American Enterprise Investment SVC	1,135,325	40.84%
	Class R	State Street Bank and TR TTEE/Cust.	146,005	88.45%
	Class R	TIAA Trust, N.A. as CUST/TTEE of Retirement Plans Recordkept by TIAA, Attn: Fund Operations, 8500 Andrew Carnegie Blvd., Charlotte, NC 28262-5800	9,180	5.56%
	Class R6	Goldman Sachs Trust, Dynamic Global Equity Fund	1,383,711	41.82%
	Class R6	Goldman Sachs Trust, GS Balanced Strategy Portfolio	580,409	17.54%
	Class R6	Goldman Sachs Trust, GS Growth and Income Strategy Portfolio	499,562	15.10%
	Class R6	Goldman Sachs Trust, GS Balanced Strategy Portfolio	240,992	7.28%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	2,082,042	98.86%
Goldman Sachs Local Emerging Markets Debt Fund	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	196,938	32.51%
	Class A	LPL Financial	159,543	26.34%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	45,072	7.44%
	Class A	American Enterprise Investment SVC	37,238	6.15%
	Class A	Edward D. Jones & Co.	30,539	5.04%
	Class C	LPL Financial	333,255	91.07%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	MSCS Financial Services LLC, Naidot & Co., FBO Pineone trust Custody Account, C/O Bessemer Trust Co., 100 Woodbridge Center Dr., Woodbridge, NJ 07095-1162	223,945	16.00%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	659,974	47.16%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	136,772	9.77%
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2021	89,147	6.37%
	Investor	American Enterprise Investment SVC	1,538,420	51.88%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	764,829	25.79%
	Investor	LPL Financial	621,227	20.95%
	Class R6	Goldman Sachs Trust, GS Growth and Income Strategy Portfolio	2,008,299	33.49%
	Class R6	Goldman Sachs Trust, GS Trust Growth Strategy Portfolio	1,984,946	33.10%
	Class R6	Goldman Sachs Trust, GS Trust Balanced Strategy Portfolio	1,284,377	21.42%
	Class R6	Goldman Sachs Trust, GS Satellite Strategies Portfolio	716,681	11.95%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	2,977,964	85.85%
	Class P	GS PWM INSTL Class, FBO Acct# 021961289	342,295	9.87%
Goldman Sachs Long Short Credit Strategies Fund	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	21,801	27.73%
	Class A	Pershing LLC, PO Box 2052	20,155	25.64%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	14,857	18.90%
	Class A	TD Ameritrade Clearing Inc.	10,765	13.69%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	4,794	6.10%
	Class C	Pershing LLC, PO Box 2052	4,731	40.08%
	Class C	GSAM Holdings LLC Seed Account	3,248	27.52%
	Class C	RBC Capital Markets Corporation	2,651	22.46%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	1,174	9.94%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	649,288	48.85%
	Institutional	UBS WM USA	159,389	11.99%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	132,984	10.01%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2020	108,581	8.17%
	Institutional	Pershing LLC, PO Box 2052	97,611	7.34%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	83,994	6.32%
	Investor	LPL Financial	141,042	78.12%
	Investor	TD Ameritrade Clearing Inc.	30,814	17.07%
	Class R	GSAM Holdings LLC Seed Account	3,401	96.51%
	Class R6	Goldman Sachs & Co LLC, GS VIT GS Multi-Strat Alt Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	874,782	99.84%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	3,950,844	99.96%
Goldman Sachs Managed Futures Strategy Fund	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	1,056,352	58.29%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	336,618	18.58%
	Class A	American Enterprise Investment SVC	122,617	6.77%
	Class C	American Enterprise Investment SVC	496,242	79.17%
	Class C	Stifel Nicolaus & Co.	83,846	13.38%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	3,147,247	44.08%
	Institutional	Pershing LLC, PO Box 2052	1,420,417	19.90%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	1,398,743	19.59%
	Institutional	TD Ameritrade Clearing Inc.	559,675	7.84%
	Investor	American Enterprise Investment SVC	19,665,274	82.30%
	Investor	LPL Financial	3,898,515	16.32%
	Class R	State Street Bank and TR TTEE/Cust.	19,349	29.35%
	Class R	PAI Trust Company Inc., Barnes Pipe & Steel Supply 401K P, 1300 Enterprise Dr., De Pere, WI 54115-4934	15,091	22.89%
	Class R	Crown Capital Securities LP, Matrix Trust Company Cust. FBO Barth Calderon 401K Plan, 717 17th St, Suite 1300, Denver, CO 80202-3304	8,075	12.25%
	Class R	MSCS Financial Services, LLC, Mark C Tasi MD 401K Plan, 717 17th St., Ste 1300, Denver, CO 80202-3304	7,708	11.69%
	Class R	National Financial Services LLC, FIIOC FBO, Team Velocity Marketing LLC, 401K Plan, 100 Magellan way (KW1C), Covington , KY 41015-1987	7,152	10.85%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R	Ascensus Trust Company FBO GRP Engineering Inc., 401(k) Plan 230479,	3,884	5.89%
	Class R6	Goldman Sachs Trust, GS Growth and Income Strategy Portfolio	1,994,761	30.67%
	Class R6	Goldman Sachs Trust, GS Balanced Strategy Portfolio	1,508,403	23.19%
	Class R6	Goldman Sachs Trust, GS Growth Strategy Portfolio	1,488,845	22.89%
	Class R6	Goldman Sachs Direct Accts., Mac & Co A/C 47034, FBO GS 529 Plan, Mutual Fund Operations, 500 Grant Street, Room 151-1010, Pittsburgh, PA 15219-2502	936,306	14.39%
	Class R6	Goldman Sachs & Co LLC, GS VIT GS Multi-Strat Alt Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	557,648	8.57%
	Class P	GSAM Holdings LLC Seed Account	1,328	100.00%
Goldman Sachs Mid Cap Growth Fund	Class A	State Street Bank and TR TTEE/Cust.	1,888,509	8.29%
	Class A	Edward D. Jones & Co.	3,254,345	14.29%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	1,835,197	8.06%
	Class A	GWFS Equities Inc., Wells Fargo Bank NA Trustee, City of Tallahassee Matched Annuity, C/O Fascore LLC	1,652,470	7.26%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	1,620,656	7.12%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,570,686	6.90%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,140,971	5.01%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	107,831	17.99%
	Class C	Stifel Nicolaus & Co.	41,072	6.85%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	38,103	6.36%
	Class C	Goldman Sachs Direct EX DLR Accts, Rocky Run Family Medicine, Goldman Sachs/ADP 401K Plan, ADP Plan #100645, 5645 Stone Rd., Centreville, VA 20120-1618	30,351	5.06%
	Class C	Pershing LLC, PO Box 2052	30,066	5.02%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	3,548,367	22.60%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	2,866,228	18.26%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,556,697	9.92%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	815,645	5.20%
	Institutional	UBS WM USA	1,140,971	5.01%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	1,872,258	77.48%
	Service	Empower Financial Services, Inc.	173,338	7.17%
	Investor	Principal Securities Inc.	2,500,385	45.61%
	Investor	National Financial Services LLC, FEBO Customers Mutual Funds	626,829	11.43%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	510,946	9.32%
	Investor	LPL Financial	418,504	7.63%
	Investor	American Enterprise Investment SVC	357,744	6.53%
	Class R	Hartford Life Insurance Company	1,452,595	40.75%
	Class R	State Street Bank and TR TTEE/Cust.	1,130,742	31.72%
	Class R6	MSCS Financial Services LLC, Associated Trust Company, PO Box 22037, Green Bay, WI 54305-2037	2,444,007	22.67%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	1,634,809	15.16%
	Class R6	MSCS Financial Services LLC, Associated Trust Company, PO Box 22037, Green Bay, WI 54305-2037	701,869	6.51%
	Class R6	Principal Securities Inc.	625,586	5.80%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	2,422,433	99.36%
Goldman Sachs Mid Cap Value Fund	Class A	Edward D. Jones & Co.	4,273,056	32.46%
	Class A	Hartford Life Insurance Company	795,143	6.04%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	680,248	5.17%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	67,496	27.15%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	26,865	10.81%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	24,299	9.77%
	Class C	Pershing LLC, PO Box 2052	20,854	8.39%
	Class C	American Enterprise Investment SVC	18,630	7.49%
	Class C	LPL Financial	15,859	6.38%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	2,261,836	24.31%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	1,478,020	15.89%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	727,696	7.82%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	716,273	7.70%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	62,850	7.40%
	Institutional	Pershing LLC, PO Box 2052	572,847	6.16%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	467,201	55.02%
	Service	American United Life Insurance Co	86,862	10.23%
	Service	Hartford Life Insurance Company, Separate Account, 200 Hopmeadow St., Weatogue, CT 06089-9793	62,850	7.40%
	Service	Empower Financial Services, Inc.	52,672	6.20%
	Service	American United Life Insurance Co	51,434	6.06%
	Investor	American Enterprise Investment SVC	1,226,537	53.94%
	Investor	LPL Financial	402,783	17.71%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	328,353	14.44%
	Class R	Hartford Life Insurance Company	197,630	32.30%
	Class R	State Street Bank and TR TTEE/Cust.	157,972	25.82%
	Class R	GWFS Equities Inc., Massachusetts Mutual Life Insurance, 1295 State St., MIP M200-INVST, Springfield, MA 01111-0001	61,979	10.13%
	Class R6	Edward D. Jones & Co.	1,367,955	52.84%
	Class R6	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	229,955	8.88%
	Class R6	American United Life Insurance Co	178,844	6.91%
	Class R6	Empower Financial Services, Inc.	147,585	5.70%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	5,179,724	99.17%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs MLP Energy Infrastructure Fund	Class A	American Enterprise Investment SVC	208,211	10.99%
	Class A	Morgan Stanley Smith Barney LLC, U.S. Bank FBO, SISC GASB 45 Trust A, 1555 N. Rivercenter Dr., Ste 302, Milwaukee, WI 53212-3958	369,544	19.50%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	337,077	17.79%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	282,028	14.88%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	176,599	9.32%
	Class A	LPL Financial	108,572	5.73%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	147,826	23.58%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	117,103	18.68%
	Class C	LPL Financial	102,971	16.43%
	Class C	American Enterprise Investment SVC	71,234	11.36%
	Class C	UBS WM USA	50,918	8.12%
	Class C	Pershing LLC	47,231	7.53%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	41,502	6.62%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	1,090,091	17.19%
	Institutional	MSCS Financial Services LLC, SEI Private Trust Company, C/O Rockland SWP, 1 Freedom Valley Dr., Oaks, PA 19456-9989	913,418	14.40%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	858,568	13.54%
	Institutional	Pershing LLC	783,729	12.36%
	Institutional	UBS WM USA	619,058	9.76%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	589,736	9.30%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	513,034	8.09%
	Institutional	TD Ameritrade Clearing Inc.	383,709	6.05%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	708,118	43.00%
	Investor	LPL Financial	444,147	26.97%
	Investor	American Enterprise Investment SVC	436,469	26.50%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R	Ascensus Trust Company FBO, Rankin & Rankin, Inc. 401(K) Plan 90687	12,188	35.97%
	Class R	Ascensus Trust Company FBO, Modern Glass, Paomt & Tile Company 213261	5,110	15.08%
	Class R	National Financial Services LLC, FIIOC FBO, Northland Truss Systems Inc., 401K Plan, 100 Magellan way (KW1C), Covington , KY 41015-1987	3,592	10.60%
	Class R	GWFS Equities Inc., Captial Bank & Trust CO TTEE FBO Northern Clearing 401K Plan, C/O Fascore LLC	2,679	7.91%
	Class R	Crown Capital Securities LP, Matrix Trust Company Cust. FBO Barth Calderon 401K Plan, 717 17th St, Suite 1300, Denver, CO 80202-3304	2,219	6.55%
	Class R	Ascensus Trust Company FBO, Stiegler Chiropractic 401(K) Plan 90687	2,190	6.46%
	Class R	Ascensus Trust Company FBO, Roseville Motor Express Inc 401(K) Cash Defer Plan 590731	2,055	6.07%
	Class R6	Goldman Sachs & Co LLC, GS Tax-Adv Global Equity Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	2,045,932	56.51%
	Class R6	Goldman Sachs Trust, GS Income Builder Fund	1,054,073	29.11%
	Class R6	Goldman Sachs & Co LLC, GS Enhanced Div Global EQ Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	242,581	6.70%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	35,624,893	98.91%
Goldman Sachs Municipal Income Completion Fund	SEP ACCT	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	1,917,490	10.44%
Goldman Sachs Real Estate Securities Fund	Class A	Edward D. Jones & Co.	283,381	22.19%
	Class A	State Street Bank and TR TTEE/Cust.	134,475	10.53%
	Class A	American Enterprise Investment SVC	104,646	8.19%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	76,721	6.01%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	69,738	5.46%
	Class C	Acensus Trust Company FBO, Seoil USA Industrial, Inc. 401(K) P 590757	11,486	15.09%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Pershing LLC, PO Box 2052	11,353	14.91%
	Class C	Mid Atlantic Trust Company	9,256	12.16%
	Class C	Sage Point Financial Inc., Mid Atlantic Trust Company FBO, Trees 360 Degrees 401(K) Profit SHA, 1251 Waterfront PL., Ste 525, Pittsburgh, PA 15222-4228	5,514	7.24%
	Class C	LPL Financial	4,065	5.34%
	Institutional	Goldman Sachs Foundation, Attn: GS Foundation Team, 200 West St., Fl 29, New York, NY 10282-2198	1,436,005	63.98%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	296,301	13.20%
	Institutional	St. Treasurer/Nebr. Invest. Council, State of Nebraska, Nebraska Investment Council, 1526 K St., Ste 420, Lincoln, NE 68508-2734	180,222	8.03%
	Service	Empower Financial Services, Inc.	8,749	27.76%
	Service	Empower Financial Services, Inc.	7,290	23.12%
	Service	Empower Financial Services, Inc.	4,021	12.75%
	Service	Empower Financial Services, Inc.	2,949	9.35%
	Service	Empower Financial Services, Inc.	2,400	7.61%
	Service	Empower Financial Services, Inc.	2,293	7.27%
	Investor	American Enterprise Investment SVC	26,005	32.30%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	19,079	23.70%
	Investor	LPL Financial	10,926	13.57%
	Investor	Pershing LLC, PO Box 2052	9,528	11.84%
	Investor	National Financial Services LLC, FIIOC FBO, Tireco Inc. 401K Profit Sharing Plan, 100 Magellan way (KW1C), Covington , KY 41015-1987	8,005	9.94%
	Investor	Cetera Advisor Networks, LLC, Mid Atlantic Trust Company, FBO Stealth Components, 1251 Waterfront Pl., Ste 525, Pittsburgh, PA 15222-4228	4,943	6.14%
	Class R	GWFS Equities Inc, Empower Trust Company LLCC TTEEF Employee Benefits Clients 401K	19,547	43.16%
	Class R	GWFS Equities Inc, David Lair & Brian Trueman TTEE FBO, Hankin Special Elevators Inc 401K	9,436	20.83%
	Class R	Mid Atlantic Trust Company	2,613	5.77%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	Goldman Sachs Direct Accts., Mac & Co A/C 47034, FBO GS 529 Plan, Mutual Fund Operations, 500 Grant Street, Room 151-1010, Pittsburgh, PA 15219-2502	197,361	91.89%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	5,385,628	95.42%
Goldman Sachs Rising Dividend Growth Fund	Class A	American Enterprise Investment SVC	2,791,287	12.73%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	3,225,342	14.71%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	3,144,905	14.35%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	2,718,003	12.40%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,522,000	6.94%
	Class A	Edward D. Jones & Co.	1,421,089	6.48%
	Class A	LPL Financial	1,197,038	5.46%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	857,847	35.28%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	479,680	19.72%
	Class C	American Enterprise Investment SVC	307,888	12.66%
	Class C	Pershing LLC, PO Box 2052	138,774	5.71%
	Class C	LPL Financial	137,904	5.67%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	2,090,658	22.18%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	1,853,095	19.66%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,649,859	17.50%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	1,056,751	11.21%
	Institutional	UBS WM USA	703,598	7.47%
	Investor	American Enterprise Investment SVC	2,945,219	49.95%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	1,536,730	26.06%
	Investor	LPL Financial	962,318	16.32%
	Class R	GWFS Equities Inc., Michael Ryan Jeffery Walln & Ron, C/O fascore LLC, Wallin TTEE FBO P&L Gen CNTCTRs Inc.	16,116	14.71%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R	GWFS Equities Inc, Marshall & Robert Hendrian TTEE FBO, JW Allen Co, Inc., C/O fascore LLC	15,916	14.53%
	Class R	MSCS Financial Services, LLC, Mark C Tasi MD 401K Plan, 717 17th St., Ste 1300, Denver, CO 80202-3304	14,049	12.83%
	Class R	MSCS Financial Services, LLC, Advisor Trust, Inc., Chester Cusd #139 403(B) Plan, 717 17th St., Ste 1300, Denver, CO 80202-3304	10,829	9.89%
	Class R	Raymond James, 92500015, Omnibus for Mutual Funds	10,493	9.58%
	Class R	Goldman Sachs Direct Accts., Ascensus Trust Company, FBO My Plastic Surgery Group-Sando & AK 630060, PO Box 10758, Fargo, ND 58106-0758	9,721	8.87%
	Class R	National Financial Services LLC, FIIOC FBO, D A Hoerr & Sons Inc., 401K Savings Plan, 100 Magellan way (KW1C), Covington , KY 41015-1987	5,634	5.14%
	Class R6	Edward D. Jones & Co.	199,655	30.89%
	Class R6	Hand Securities, Inc., CBNA as Custodian FBO AGC of SD 401(K) PSP Omnibus	130,907	20.25%
	Class R6	Hand Securities, Inc., CBNA as Custodian FBO Golden West Technologies Retmt Plan	59,262	9.17%
	Class R6	Hand Securities, Inc., CBNA as Custodian FBO SDACBHS Retirement Omnibus	42,260	6.54%
	Class R6	Hand Securities, Inc., CBNA as Custodian FBO Suds & Duds, Inc. 401(K) PS Plan	34,731	5.37%
	Class P	Goldman Sachs & Co, 295 Chipeta Way, Fl 4, Salt Lake City, UT 84108-1285	1,119,325	99.87%
Goldman Sachs Satellite Strategies Portfolio	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	917,173	23.54%
	Class A	Edward D. Jones & Co.	647,408	16.62%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	411,720	10.57%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	383,207	9.84%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	315,741	8.10%
	Class A	LPL Financial	248,367	6.38%
	Class A	Pershing LLC, PO Box 2052	211,756	5.44%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	27,686	25.20%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	23,575	21.45%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	16,804	15.29%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	7,388	6.72%
	Class C	LPL Financial	7,076	6.44%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	6,230	5.67%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	1,279,690	31.56%
	Institutional	Pershing LLC, PO Box 2052	710,310	17.52%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	501,601	12.37%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	389,913	9.62%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	247,225	6.10%
	Service	MSCS Financial Services LLC, BankPlus Wealth Management Group 1, 1200 Eastover Dr., Ste 300, Jackson, MS 39211-6325	6,702	42.69%
	Service	Pershing LLC, PO Box 2052	6,230	39.68%
	Service	American United Life Insurance Co	2,767	17.63%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	766,013	64.81%
	Investor	LPL Financial	372,118	31.48%
	Class R	National Financial Services LLC, FEBO Customers Mutual Funds	36,926	73.01%
	Class R	GWFS Equities Inc, Massachusetts Mutual Life Insurance, 1295 State St., MIP M200-INVST, Springfield, MA 01111-0001	3,926	7.76%
	Class R	HARTFORD LIFE INSURANCE COMPANY	7,795	15.41%
	Class R6	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	134,214	60.87%
	Class R6	Edward D. Jones & Co.	45,566	20.67%
	Class R6	State Street Bank and TR TTEE/Cust.	19,682	8.93%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Short Duration Bond Fund	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	2,901,514	58.47%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	690,899	13.92%
	Class A	Edward D. Jones & Co.	659,086	13.28%
	Class C	LPL Financial	89,600	33.54%
	Class C	American Enterprise Investment SVC	64,402	24.11%
	Class C	Pershing LLC, PO Box 2052	44,169	16.54%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	27,318	10.23%
	Class C	Stifel Nicolaus & Co.	19,018	7.12%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	6,217,951	42.64%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	2,415,283	16.56%
	Institutional	Pershing LLC, PO Box 2052	1,820,274	12.48%
	Institutional	SEI Private Trust Company, Attn: Mutual Funds, C/O ID 261	794,707	5.45%
	Investor	American Enterprise Investment SVC	4,088,935	67.00%
	Investor	LPL Financial	1,109,862	18.19%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	837,099	13.72%
	Class R	GSAM Holdings LLC Seed Account	1,197	56.09%
	Class R	Acensus Trust Company FBO, MTW Aerospace 401(K) Plan 685488	638	29.88%
	Class R	GWFS Equities Inc, Captial Bank & Trust CO FBO, C/O Fascore, Plantation Management Company 401K	275	12.87%
	Class R6	Goldman Sachs Trust, State Street Bank & TR CO Cust, FBO Goldman Sachs Growth and Income, GS Inflation Protected Securities, C/O State Street Corporation, 2 Avenue DE Lafayette, Fl 6, Boston, MA 0211-1888	3,041,671	35.12%
	Class R6	Goldman Sachs Trust, State Street Bank & TR CO Cust, FBO Goldman Sachs Growth Strategy, GS Short Duration Bond, C/O State Street Corporation, 2 Avenue DE Lafayette, Fl 6, Boston, MA 0211-1888	3,036,683	35.06%
	Class R6	Goldman Sachs Trust, State Street Bank & TR CO Cust, FBO Goldman Sachs Balanced Strategy, GS Short Duration Bond, C/O State Street Corporation, 2 Avenue DE Lafayette, Fl 6, Boston, MA 0211-1888	1,917,287	22.14%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	114,525,917	99.68%
Goldman Sachs Short Duration Government Fund	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,504,485	24.45%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	567,986	9.23%
	Class A	Edward D. Jones & Co.	518,007	8.42%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	485,615	7.89%
	Class A	Nationwide Investment Services	419,711	6.82%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	329,572	5.36%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	86,849	16.44%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	68,827	13.03%
	Class C	American Enterprise Investment SVC	60,073	11.37%
	Class C	LPL Financial	33,292	6.30%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	6,503,120	26.87%
	Institutional	Wells Fargo Clearing Services LLC	5,268,241	21.77%
	Institutional	Pershing LLC, PO Box 2052	2,738,499	11.32%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,751,493	7.24%
	Institutional	John Hancock Trust Company LLC, 200 Berkeley St., Ste 7, Boston, MA 02116-5038	1,442,784	5.96%
	Service	Devon Bank, 6445 N Western Ave., Ste 300, Chicago, IL 60645-5452	1,073,889	55.09%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	787,907	40.42%
	Investor	National Financial Services LLC, FEBO Customers Mutual Funds	1,136,420	32.08%
	Investor	American Enterprise Investment SVC	953,726	26.93%
	Investor	Principal Securities Inc.	897,819	25.35%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	233,650	6.60%
	Class R6	Edward D. Jones & Co.	639,185	38.98%
	Class R6	Principal Securities Inc.	309,875	18.90%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	208,865	12.74%
	Class R6	Mid Atlantic Trust Company	114,519	6.98%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	17,127,623	96.28%
Goldman Sachs Short Duration Tax-Free Fund	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	3,603,570	28.04%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	2,166,091	16.86%
	Class A	Edward D. Jones & Co.	1,899,318	14.78%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	1,414,884	11.01%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	211,600	24.53%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	188,337	21.83%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	148,946	17.26%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	78,200	9.06%
	Class C	American Enterprise Investment SVC	76,323	8.85%
	Class C	LPL Financial	45,174	5.24%
	Institution	National Financial Services LLC, FEBO Customers Mutual Funds	26,025,404	33.94%
	Institution	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	9,414,597	12.28%
	Institution	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	9,284,078	12.11%
	Institution	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	8,395,489	10.95%
	Institution	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	7,938,093	10.35%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	10,868	95.93%
	Investor	LPL Financial	4,285,527	45.02%
	Investor	American Enterprise Investment SVC	4,087,131	42.93%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	842,803	8.85%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	35,312,342	63.15%
	Class R6	MSCS Financial Services LLC, C/O Truist Bank ID 866, Atttn: Mutual Fund Admin, PO Box 22037, Green Bay, WI 54305-2037	17,190,606	30.74%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	423,464,995	99.22%
Goldman Sachs Short-Term Conservative Income Fund	Class A	American Enterprise Investment SVC	1,584,346	48.72%
	Class A	LPL Financial	10,667,066	40.50%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	339,841	10.45%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	208,596	6.41%
	Class A	Stifel Nicolaus & Co.	206,289	6.34%
	Administration	GSAM Holdings LLC Seed Account	2,809	100.00%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	31,575,469	32.43%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	12,122,330	12.45%
	Institutional	Lingand Pharmaceuticals Incorporated, 3911 Sorrento Valley Blvd, Ste 110, San Diego, CA 92121-1457	8,263,961	8.49%
	Institutional	BOKF, NA., Chickasaw Holding Company, Attn: Larry Jones, PO Box 460, Sulphur, OK 73086-0460	7,235,779	7.43%
	Institutional	BOFA Securities, Inc., The Patrick J. McGovern Foundation Inc., PO Box 171536, Boston, MA 02117-3375	5,475,836	5.62%
	Investor	American Enterprise Investment SVC	14,279,784	54.22%
	Investor	LPL Financial	613,530	18.87%
	Preferred	GSAM Holdings LLC Seed Account	2,799	100.00%
	Class R6	Goldman Sachs Trust, GS CT Tactical Exposure Fund	7,307,247	99.91%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	68,427,177	99.83%
Goldman Sachs Small Cap Equity Insights Fund	Class A	Edward D. Jones & Co.	216,079	18.32%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	84,339	7.15%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	76,102	6.45%
	Class A	Pershing LLC, PO Box 2052	74,031	6.28%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	American Enterprise Investment SVC	67,535	5.73%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	65,272	5.53%
	Class A	State Street Bank and TR TTEE/Cust.	63,934	5.42%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	63,020	5.34%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	60,948	5.17%
	Class C	Pershing LLC, PO Box 2052	50,116	20.62%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	27,585	11.35%
	Class C	Stifel Nicolaus & Co.	19,303	7.94%
	Class C	American Enterprise Investment SVC	17,927	7.38%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	15,271	6.28%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	2,809,666	60.89%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	337,896	7.32%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	331,987	7.19%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	255,266	5.53%
	Institutional	Pershing LLC, PO Box 2052	249,765	5.41%
	Service	MSCS Financial Services, LLC, Trustees of Pima Federal Credit Uni, 717 17th St., Ste 1300, Denver, CO 80202-3304	60,947	64.59%
	Service	Empower Financial Services, Inc.	8,125	8.61%
	Investor	LPL Financial	847,065	61.21%
	Investor	American Enterprise Investment SVC	429,756	31.05%
	Class R	State Street Bank and TR TTEE/Cust.	74,611	47.63%
	Class R	Acensus Trust Company FBO, Dakom Service, Inc. 401(K) Plan 21834	14,748	9.42%
	Class R	GWFS Equities Inc, Ellen Meyer & Joseph Nocilla TTEE F, C/O Fascore, Plaza Family Care PC 401K Plan	11,064	7.06%
	Class R6	Goldman Sachs & Co LLC, GS Enhanced Div Global EQ Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	1,297,539	41.49%
	Class R6	Principal Securities Inc.	320,580	10.25%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	Goldman Sachs Trust, GS Dynamic Global Equity Fund	289,692	9.26%
	Class R6	Goldman Sachs Trust, GS Growth Strategy Portfolio	180,996	5.79%
	Class R6	Goldman Sachs Trust, GS Growth and Income Strategy Portfolio	165,706	5.30%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	4,817,917	99.05%
Goldman Sachs Small Cap Growth Fund	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	68,798	75.96%
	Class A	LPL Financial	11,866	13.10%
	Class A	Pershing LLC, PO Box 2052	5,342	5.90%
	Class C	GSAM Holdings LLC Seed Account	5,988	62.22%
	Class C	LPL Financial	2,991	31.09%
	Class C	TD Ameritrade Clearing Inc.	488	5.07%
	Institution	Pershing LLC, PO Box 2052	788,551	43.89%
	Institution	National Financial Services LLC, FEBO Customers Mutual Funds	674,333	37.54%
	Institution	GSAM Holdings LLC Seed Account	277,259	15.43%
	Investor	LPL Financial	410,348	98.56%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	68,798	75.96%
	Class A	LPL Financial	11,866	13.10%
	Class A	Pershing LLC, PO Box 2052	5,342	5.90%
	Class R6	GSAM Holdings LLC Seed Account	5,992	91.60%
	Class R6	Acensus Trust Company FBO, Runyon Design, LLC 401(K) Plan 27069	549	8.40%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	1,042,229	99.43%
Goldman Sachs Small Cap Growth Insights Fund	Class A	LPL Financial	121,267	5.02%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	121,483	5.03%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	15,855	9.74%
	Class C	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	14,215	8.73%
	Class C	LPL Financial	13,152	8.08%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	12,499	7.68%
	Class C	UBS WM USA	11,417	7.01%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	8,530	5.24%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institution	MSCS Financial Services LLC, Matrix Trust Company Custodian FBO, Flushing Savings Bank NQ Plans Mast, PO Box 52129, Phoenix, AZ 85072-2129	281,576	14.75%
	Institution	National Financial Services LLC, FEBO Customers Mutual Funds	494,253	25.90%
	Institution	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	336,338	17.62%
	Institution	TD Ameritrade Clearing Inc.	149,418	7.83%
	Investor	LPL Financial	801,980	62.58%
	Investor	American Enterprise Investment SVC	325,345	25.39%
	Class R	GWFS Equities Inc, Pediatric Assoc of Lancaster TTEE F, C/O Fascore	24,758	7.66%
	Class R	Kestra Investment Services, Mid Atlantic Trust Company FBO, CS2 Design Group LLC 401K Profit, 1251 Waterfront Pl, Ste 525, Pittsburgh, PA 15222-4228	21,767	6.74%
	Class R	State Street Bank and TR TTEE/Cust.	180,494	55.86%
	Class R6	Principal Securities Inc.	66,044	17.97%
	Class R6	State Street Bank and TR TTEE/Cust.	54,140	14.73%
	Class R6	Edward D. Jones & Co.	53,737	14.62%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	47,076	12.81%
	Class R6	Empower Financial Services, Inc.	39,028	10.62%
	Class R6	Empower Financial Services, Inc.	22,159	6.03%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	262,258	100.00%
Goldman Sachs Small Cap Value Fund	Class A	Edward D. Jones & Co.	1,693,748	25.33%
	Class A	State Street Bank and TR TTEE/Cust.	795,093	11.89%
	Class A	Hartford Life Insurance Company	696,070	10.41%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	397,649	5.95%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	376,206	5.63%
	Class C	UBS WM USA	7,539	13.84%
	Class C	Principal Securities Inc.	6,194	11.37%
	Class C	Pershing LLC, PO Box 2052	5,603	10.29%
	Class C	American Enterprise Investment SVC	5,585	10.25%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	5,169	9.49%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds, Acensus Trust Company FBO YMCA of Huntington WV Retirement Plan 218534, PO Box 10758, Fargo, ND 58106-0758	3,569	6.55%
	Class C	Centaurus Financial Inc., Ascensus Trust Company FBO, Law Office of Warren A Forstall, LLC, Po Box 10758, Fargo, ND 58106-0758	3,552	6.52%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	3,194	5.86%
	Class C	Acensus Trust Company FBO, Kidd Plumbing 401(K) Plan 231980	3,013	5.53%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	5,318,913	30.82%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	4,089,585	23.70%
	Institutional	Principal Securities Inc.	1,160,365	6.72%
	Service	American United Life Insurance Co	154,906	37.55%
	Service	American United Life Insurance Co	43,821	10.62%
	Service	Empower Financial Services, Inc.	37,267	9.03%
	Investor	TIAA Trust, N.A. as CUST/TTEE of Retirement Plans Recordkept by TIAA, Attn: Fund Operations, 8500 Andrew Carnegie Blvd., Charlotte, NC 28262-5800	597,936	31.51%
	Investor	John Hancock Trust Company LLC, 200 Berkeley St., Ste 7, Boston, MA 02116-5038	329,418	17.36%
	Investor	GWFS Equities Inc, Empower Trust FBO, Employee Benefits Clients 401K	113,636	5.99%
	Investor	National Financial Services LLC, FEBO Customers Mutual Funds	103,190	5.44%
	Investor	State Street Bank and TR TTEE/Cust.	103,738	5.47%
	Class R	Hartford Life Insurance Company	372,984	37.63%
	Class R	State Street Bank and TR TTEE/Cust.	249,402	25.16%
	Class R	GWFS Equities Inc, Massachusetts Mutual Life Insurance, 1295 State St., MIP M200-INVST, Springfield, MA 01111-0001	154,285	15.57%
	Class R	Principal Securities Inc.	53,759	5.42%
	Class R6	Edward D. Jones & Co.	2,469,945	22.08%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	2,116,205	18.92%
	Class R6	JP Morgan Securities, LLC, FEBO Customers, Mutual Fund Dept.	1,545,130	13.81%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	TIAA Trust, N.A. as CUST/TTEE of Retirement Plans Recordkept by TIAA, Attn: Fund Operations, 8500 Andrew Carnegie Blvd., Charlotte, NC 28262-5800	982,690	8.78%
	Class R6	MSCS Financial Services LLC, Matrix Trust Company as Agent for Newport Trust Company, The sisters of the Third Order of St. Francis Employees Ret Svgs Plan, 35 Iron point Circle, Folsom, CA 95630-8587	729,389	6.52%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	5,926,657	98.69%
Goldman Sachs Small Cap Value Insights Fund	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	256,836	7.62%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	225,230	6.68%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	216,874	6.44%
	Class A	Pershing LLC, PO Box 2052	188,397	5.59%
	Class C	American Enterprise Investment SVC	33,033	18.14%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	27,245	14.96%
	Class C	LPL Financial	19,513	10.72%
	Class C	Stifel Nicolaus & Co.	18,760	10.30%
	Class C	Fortune Financial SVC Inc., Mark Mathieu, 22 Brighton A, Boca Raton, Fl 33434-2985	12,195	6.70%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	12,178	6.69%
	Class C	Pershing LLC, PO Box 2052	11,539	6.34%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	9,526	5.23%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	2,303,353	38.59%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	589,433	9.87%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	529,901	8.88%
	Institutional	Pershing LLC, PO Box 2052	326,532	6.18%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	MSCS Financial Services LLC, SEI Private Trust Company, C/O Franklin St Trust ID 701, Attn: Mutual Fund Admin, 1 Freedom Valley Dr., Oaks, PA 19456-9989	350,034	5.86%
	Investor	American Enterprise Investment SVC	3,433,661	65.00%
	Investor	LPL Financial	357,610	6.77%
	Investor	Pershing LLC, PO Box 2052	326,532	6.18%
	Class R	State Street Bank and TR TTEE/Cust.	58,425	10.26%
	Class R6	T Rowe Price Retirement Plan Svcs, Reliance Trust Company, FBO T Rowe Price Retirement Plan Clients, PO Box 78446, Atlanta, GA 30357	983,918	18.49%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	832,203	15.69%
	Class R6	Principal Securities Inc.	568,886	10.69%
	Class R6	Empower Financial Services, Inc.	367,613	6.91%
	Class R6	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	356,289	6.70%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	770,575	99.68%
Goldman Sachs Small/Mid Cap Growth Fund	Class A	Edward D. Jones & Co.	2,062,812	14.39%
	Class A	American Enterprise Investment SVC	1,364,138	9.51%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,348,305	9.40%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	1,235,551	8.62%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,028,163	7.17%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	1,009,285	7.04%
	Class A	Morgan Stanley Smith Barney LLC, U.S. Bank FBO, SISC GASB 45 Trust A, 1555 N. Rivercenter Dr., Ste 302, Milwaukee, WI 53212-3958	868,691	6.06%
	Class A	UBS WM USA	866,872	6.05%
	Class A	LPL Financial	786,267	5.48%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	722,844	5.04%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	2,225,158	46.19%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	American Enterprise Investment SVC	580,918	12.06%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	550,109	11.42%
	Class C	UBS WM USA	323,290	6.71%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	252,005	5.23%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	9,014,748	24.14%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	7,170,039	19.20%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	3,859,279	10.33%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	3,346,411	8.96%
	Institutional	UBS WM USA	2,566,970	6.87%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	2,421,896	6.49%
	Institutional	TD Ameritrade Clearing Inc.	2,138,408	5.73%
	Service	Empower Financial Services, Inc.	14,132	19.46%
	Service	Devon Bank, 6445 N Western Ave., Ste 300, Chicago, IL 60645-5452	13,495	18.58%
	Service	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	13,266	18.26%
	Service	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	8,066	11.11%
	Service	Empower Financial Services, Inc.	6,915	9.52%
	Service	TCA Trustcorp America	3,730	5.14%
	Investor	American Enterprise Investment SVC	9,498,253	53.42%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	3,434,163	19.31%
	Investor	LPL Financial	2,423,826	13.63%
	Investor	National Financial Services LLC, FEBO Customers Mutual Funds	1,447,643	8.14%
	Class R	Hartford Life Insurance Company	151,526	28.57%
	Class R	State Street Bank and TR TTEE/Cust.	28,868	5.44%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	2,810,195	38.70%
	Class R6	Edward D. Jones & Co.	616,889	8.49%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	Prudential PIMS/Retirement, as Nominee for the TTEE/CUST PL 719, SIKA Corporation 401(K), 201 Polito Ave., Lyndhurst, NJ 07071-3601	611,316	8.42%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	15,261,494	98.97%
Goldman Sachs Small/Mid Cap Value Fund	Class A	American Enterprise Investment SVC	55,062	34.05%
	Class A	Stifel Nicolaus & Co.	20,339	12.58%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	12,138	7.51%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	10,439	6.46%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	8,431	5.21%
	Class C	American Enterprise Investment SVC	29,304	43.79%
	Class C	Stifel Nicolaus & Co.	17,260	25.79%
	Class C	LPL Financial	14,107	21.08%
	Institutional	TD Ameritrade Clearing Inc.	575,522	35.17%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	449,389	27.47%
	Institutional	MSCS Financial Services LLC, SEI Private Trust Company, C/O Principal Financial ID 636, Attn: Mutual Fund Administrator, 1 Freedom Valley Dr., Oaks, PA 19456-9989	287,805	17.59%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	129,388	7.91%
	Investor	American Enterprise Investment SVC	412,939	66.57%
	Investor	LPL Financial	152,829	24.64%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	53,918	8.69%
	Class R	Pai Trust Company Inc., River Falls Eye Surgery & Laser Center, 1300 Enterprise Dr., De Pere, WI 54115-4934	4,048	54.26%
	Class R	GWFS Equities Inc, BRN Burden Emrik Nero SCHZ Bibbey S, Yellowstone Pathology 401K PSP, C/O Fascore LLC	1,303	17.47%
	Class R	State Street Bank and TR TTEE/Cust.	957	12.83%
	Class R	GSAM Holdings LLC Seed Account	669	8.97%
	Class R6	Voya Institutional Plan Services LLC, 1 Heritage Dr., North Quincy, MA 02171-2105	4,563,870	73.13%
	Class R6	Vanguard Fiduciary Trust Company, Attn: Outside Funds K22, PO Box 2600, Valley Forge, PA 19482-2600	1,589,857	25.47%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	6,364,234	99.94%
Goldman Sachs Strategic Factor Allocation Fund	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	1,317,873	98.41%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	206,368,547	100.00%
Goldman Sachs Strategic Growth Fund	Class A	National Financial Services LLC, FIIOC FBO, F J Neil + Inter-Mares Trading Co., Profit Sharing & 401K Plan, 100 Magellan way (KW1C), Covington , KY 41015-1987	283,771	6.88%
	Class A	Edward D. Jones & Co.	709,308	17.19%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	643,215	15.59%
	Class A	Pershing LLC, PO Box 2052	283,224	6.86%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	280,092	6.79%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	271,591	6.58%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	260,965	6.32%
	Class C	Equitable Advisors LLC, UMB Bank NA, Cust Non DFI Simple FBO Charles Russell, 108 Lotus St., Oceanside, CA 92054-3730	10,675	5.42%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	63,394	32.19%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	24,847	12.62%
	Class C	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	22,350	11.35%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	15,643	7.94%
	Class C	American Enterprise Investment SVC	14,461	7.34%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	2,588,155	67.28%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	316,343	8.22%
	Institutional	UBS WM USA	264,626	6.88%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	230,657	6.00%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Service	Lincoln Financial Advisors, Lincoln Financial Group Trust Co., FBO Rollover IRA Plan, PO Box 21008, Greensboro, NC 27420-1008	35,906	33.85%
	Service	Lincoln Financial Advisors, Lincoln Financial Group Trust Co., FBO Traditional IRA Plan, PO Box 21008, Greensboro, NC 27420-1008	22,203	20.93%
	Service	Lincoln Financial Advisors, Lincoln Financial Group Trust Co., FBO Rollover SS IRA Plan, PO Box 21008, Greensboro, NC 27420-1008	5,963	5.62%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	33,555	31.64%
	Investor	American Enterprise Investment SVC	443,850	84.18%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	51,915	9.85%
	Class R	GWFS Equities Inc, Alejandro Onofrio TTEE FBO, Ocasa Inc 401K, C/O Fascore	18,923	73.45%
	Class R	State Street Bank and TR TTEE/Cust.	4,641	18.01%
	Class R	GSAM Holdings LLC Seed Account	2,201	8.54%
	Class R6	Empower Financial Services, Inc.	340,800	86.99%
	Class R6	Edward D. Jones & Co.	34,941	8.92%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	5,551,455	98.24%
Goldman Sachs Strategic Income Fund	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	2,520,175	19.60%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	1,946,330	15.13%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	1,621,241	12.61%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,260,225	9.80%
	Class A	TD Ameritrade Clearing Inc.	981,944	7.64%
	Class A	American Enterprise Investment SVC	743,238	5.78%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	746,053	5.80%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	189,226	26.63%
	Class C	LPL Financial	135,761	19.11%
	Class C	UBS WM USA	98,868	13.91%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	69,507	9.78%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	60,127	8.46%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	37,312	5.25%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	6,637,547	20.27%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	5,792,928	17.69%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	4,619,344	14.10%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	4,433,872	13.54%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	2,795,779	8.54%
	Institutional	Pershing LLC, PO Box 2052	2,187,730	6.68%
	Institutional	TD Ameritrade Clearing Inc.	1,637,813	5.00%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	607,288	38.91%
	Investor	LPL Financial	486,220	31.15%
	Investor	American Enterprise Investment SVC	123,404	7.91%
	Class R	GWFS Equities Inc, Massachusetts Mutual Life Insurance, 1295 State St., MIP M200-INVST, Springfield, MA 01111-0001	53,846	16.36%
	Class R	Pershing LLC, PO Box 2052	91,562	27.83%
	Class R	The Hartford Plz., Hartford Ct 06155-0001	70,677	21.48%
	Class R	Ascensus Trust Company	38,476	11.69%
	Class R	Principal Securities Inc.	28,698	8.72%
	Class R6	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	2,137,496	55.24%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	1,417,037	36.62%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	16,878,839	99.75%
Goldman Sachs Strategic Volatility Premium Fund	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2022	5,778	17.75%
	Institutional	GSAM Holdings LLC Seed Account, The Goldman Sachs Group LP, ILA Money Market CM Seed Account, Attn: IMD-INDIA-SAOS, Helios Business Park, 150 Outer Ring Rd., Kadubeesanahalli	5,057	15.54%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2023	2,850	8.76%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	18,867	57.96%
	Class P	Goldman Sachs & Co, 295 Chipeta Way, Fl 4, Salt Lake City, UT 84108-1285	45,559,128	100.00%
Goldman Sachs Tactical Tilt Overlay Fund	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	1,648,272	68.42%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	681,215	28.28%
	Class R6	Goldman Sachs Asset Management LP, Deloitte Pension Plan for Partners, Multi Asset Class, 695 E main St., Stamford, CT 06901-2141	10,293,115	18.38%
	Class R6	Goldman Sachs Asset Management LP, KPMG Partner Pension Plan, 3 Chestnut Ridge Rd., Montvale, NJ 07645-1842	8,407,254	15.01%
	Class R6	Goldman Sachs Asset Management LP, KPMG Partner Pension Plan, 3 Chestnut Ridge Rd., Montvale, NJ 07645-1842	6,655,718	11.88%
	Class R6	Goldman Sachs Asset Management LP, Deloitte Pension Plan for Partners, Princ and Dir Multi Asset Class, Attn: Chris Mattoni, Senior Mgr Total Rewards COE Talent, 695 E main St., Stamford, CT 06901-2141	6,290,765	11.23%
	Class R6	Goldman Sachs Asset Management LP, Cargill SUP Goldman Sachs Tactical Tilt Overlay Fund 332215, 9320 Excelsior Blvd., MS 15-6-9320, Hopkins, MN 55343-9469	4,682,982	8.36%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	395,197,611	100.00%
Goldman Sachs Tax-Advantaged Global Equity Portfolio	Class A	Band & CO Institutional Trust, C/O US Bank NA, 1555 N Rivercenter Dr. Ste 203, Milwaukee, WI 532123958	15,363	52.12%
	Class A	Stifel Nicolaus & Co.	6,586	22.35%
	Class A	TD Ameritrade Clearing Inc.	6,293	21.35%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	875,017	44.53%
	Institutional	UBS WM USA	470,866	23.96%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	173,601	8.84%
	Institutional	Pershing LLC	151,989	7.74%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	102,984	5.24%
	Class R6	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	407,544	99.83%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	172,719,862	97.63%
Goldman Sachs Technology Opportunities Fund	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	2,806,616	16.40%
	Class A	TD Ameritrade Clearing Inc.	1,448,883	8.46%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,298,736	7.59%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,098,851	6.42%
	Class A	American Enterprise Investment SVC	921,798	5.39%
	Class A	State Street Bank and TR TTEE/Cust.	874,600	5.11%
	Class C	Pershing LLC, PO Box 2052	293,949	18.69%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	232,129	14.76%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	187,219	11.90%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	138,349	8.80%
	Class C	American Enterprise Investment SVC	94,823	6.03%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	837,659	24.05%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	402,318	11.55%
	Institutional	American United Life Insurance Co	354,564	10.18%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	200,407	5.75%
	Institutional	American United Life Insurance Co	194,410	5.58%
	Institutional	TD Ameritrade Clearing Inc.	177,622	5.10%
	Service	MSCS Financial Services LLC, Vantagepoint Traditional IRA, C/O Missionsquare Retirement, 777 North Capital Street, NE, Washington, DC 20002-4239	116,240	23.78%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Service	MSCS Financial Services LLC, Vantagepoint Roth IRA, C/O Missionsquare Retirement, 777 North Capital Street, NE, Washington, DC 20002-4239	93,767	19.18%
	Service	American United Life Insurance Co	82,048	16.79%
	Service	American United Life Insurance Co	55,022	11.26%
	Investor	American Enterprise Investment SVC	475,927	50.19%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	244,292	25.76%
	Investor	LPL Financial	131,238	13.84%
	Class R6	Goldman Sachs Direct Accts., Mac & Co A/C 47034, FBO GS 529 Plan, Mutual Fund Operations, 500 Grant Street, Room 151-1010, Pittsburgh, PA 15219-2502	2,190,223	90.08%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	2,801,667	98.80%
Goldman Sachs U.S. Equity Dividend and Premium Fund	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	2,021,713	17.97%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	1,364,433	12.13%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,226,314	10.90%
	Class A	American Enterprise Investment SVC	1,217,304	10.82%
	Class A	LPL Financial	973,646	8.66%
	Class A	Pershing LLC, PO Box 2052	826,974	7.35%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	687,591	6.11%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	619,270	5.51%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	1,117,481	22.35%
	Class C	American Enterprise Investment SVC	891,846	17.84%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	669,623	13.39%
	Class C	Pershing LLC, PO Box 2052	426,665	8.53%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	387,648	7.75%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	366,799	7.34%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	LPL Financial	320,106	6.40%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	280,554	5.61%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	22,181,057	25.68%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	12,442,053	14.40%
	Institutional	TD Ameritrade Clearing Inc.	12,208,705	14.13%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	10,434,338	12.08%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	8,363,422	9.68%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	5,963,999	6.90%
	Institutional	Pershing LLC, PO Box 2052	5,136,380	5.95%
	Investor	American Enterprise Investment SVC	15,616,101	49.35%
	Investor	LPL Financial	10,254,837	32.41%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	4,698,194	14.85%
	Class R6	Goldman Sachs & Co LLC, GS Enhanced Div Global EQ Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	14,906,717	67.33%
	Class R6	Saxon & Co., PO Box 94597, Cleveland, OH 44101-4597	4,963,767	22.42%
	Class R6	Wells Fargo Bank NA FBO Omnibus Cash, PO Box 1533, Minneapolis, MN 55480-1533	1,112,172	5.02%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	45,261,588	97.17%
Goldman Sachs U.S. Equity ESG Fund	Class A	Edward D. Jones & Co.	180,887	40.43%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	96,831	21.65%
	Class A	LPL Financial	35,203	7.87%
	Class C	LPL Financial	20,576	33.22%
	Class C	Stifel Nicolaus & Co.	6,969	11.25%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	25,038	40.43%
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2022	13,658	13.71%
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2021	9,638	9.67%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-INDA-SAOS-2023	6,532	6.56%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	24,264	24.35%
	Institutional	Pershing LLC, PO Box 2052	17,212	17.28%
	Institutional	TD Ameritrade Clearing Inc.	16,230	16.29%
	Investor	MSCS Financial Services LLC, Attn: Mutual Funds, C/O ID 337, SEI Private Trust Company, 1 Freedom Valley Dr., Oaks, PA 19456-9989	13,545	33.84%
	Investor	MSCS Financial Services LLC, Matrix Trust Company as Agent for TD Ameritrade Clearing Inc. Trust Company TDARP, Pegasus Elite Aviation 401K Plan, PO Box 17749, Denver, CO 80217-0749	2,025	5.06%
	Investor	LPL Financial	19,221	48.02%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	4,684	11.70%
	Class R	GWFS Equities Inc, Charles Hermes & Nancy Lyons TTEES, C/O Fascore, Clockwork Active Media Systems 401K	12,660	75.48%
	Class R	GWFS Equities Inc, Kym Harrington TTEE FBO, C/O Fascore, Salesedge LLC 401K Profit Sharing P	2,109	12.58%
	Class R	GSAM Holdings LLC Seed Account	1,654	9.86%
	Class R6	Edward D. Jones & Co.	71,508	98.96%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	593,376	99.83%
Goldman Sachs U.S. Equity Insights Fund	Class A	Edward D. Jones & Co.	935,532	16.73%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	526,413	9.41%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	302,844	5.42%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	94,116	31.84%
	Class C	American Enterprise Investment SVC	29,948	10.13%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	17,115	5.79%
	Class C	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	16,744	5.66%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	3,519,736	76.94%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Service	Empower Financial Services, Inc.	41,121	41.08%
	Service	Empower Financial Services, Inc.	18,986	18.97%
	Service	Empower Financial Services, Inc.	14,871	14.86%
	Service	American United Life Insurance Co	8,405	8.40%
	Investor	LPL Financial	540,344	42.25%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	247,721	19.37%
	Investor	American Enterprise Investment SVC	237,205	18.55%
	Investor	American United Life Insurance Co	129,229	10.10%
	Class R	State Street Bank and TR TTEE/Cust.	46,699	32.66%
	Class R	The Hartford., 1 Hartford Plz., Hartford, CT 06155-0001	22,953	16.05%
	Class R	GWFS Equities Inc, Jason Dorris TTEE FBO, Dorris & Assoc International 401K &, C/O Fascore LLC	12,469	8.72%
	Class R	Mid Atlantic Trust Company	10,530	7.36%
	Class R6	Empower Financial Services, Inc.	88,671	20.30%
	Class R6	Empower Trust	51,991	11.90%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	47,547	10.89%
	Class R6	Charles Schwab Trust Bank. TTEE, Safariland LLC 401(K) Ret. Plan 106062, 2423 E Lincoln Dr. Phoenix, AZ 85016-1215	45,306	10.37%
	Class R6	Charles Schwab Trust Bank. Trust, Rothschild & Co North America, Inc. 401(K) and Profit SHA 101903, 2423 E. Lincoln Dr. Phoenix, AZ 85016-1215	42,219	9.67%
	Class R6	Edward D. Jones & Co.	32,909	7.53%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	4,587,272	98.22%
Goldman Sachs U.S. Mortgages Fund	Class A	Pershing LLC, PO Box 2052	442,060	27.04%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	163,088	9.98%
	Class A	Wright – Falcon International Bank, 19230 Stone Oak Parkway, San Antonio, Tx 78258-3282	174,155	10.65%
	Class A	First National Huntsville Company, 1300 11th Street, Huntsville, TX 77340-3802	145,588	8.91%
	Class A	State Street Bank and TR TTEE/Cust.	145,198	8.88%
	Class A	Wright Investors’ SVC Distributors, Essa Bank and Trust, 744 Main St. Ste. 1, Stroudsburg, PA 18360-2268	112,186	6.86%
	Class A	TD Ameritrade Clearing Inc.	83,662	5.12%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Investor	American Enterprise Investment SVC	2,231,374	76.31%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	259,888	8.89%
	Investor	State Street Bank and TR TTEE/Cust.	147,460	5.04%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	3,720,697	55.89%
	Institutional	Empower Financial Services, Inc.	1,125,351	16.90%
	Institutional	MSCS Financial Services LLC, Attn: Mutual Funds, C/O ID 861, SEI Private Trust Company, 1 Freedom Valley Dr., Oaks, PA 19456-9989	672,889	10.11%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	971,632	55.18%
	Class R6	Edward D. Jones & Co.	230,144	13.07%
	Class R6	State Street Bank and TR TTEE/Cust.	210,375	11.95%
	Class R6	Empower Financial Services, Inc.	208,567	11.84%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	764,172	99.85%
	Separate Account	GS PWM INSTL Class, FBO Acct# 021117601	2,002,833	19.10%
	Separate Account	GS PWM INSTL Class, FBO Acct# 021117726	1,454,318	13.87%
	Separate Account	GS PWM INSTL Class, FBO Acct# 054043385	1,023,898	9.77%
	Separate Account	GS PWM INSTL Class, FBO Acct# 021113246	908,438	8.67%
	Separate Account	GS PWM INSTL Class, FBO Acct# 021094826	805,459	7.68%
Goldman Sachs U.S. Tax-Managed Equity Fund	Class A	Edward D. Jones & Co.	499,436	21.00%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	302,834	12.74%
	Class A	Pershing LLC, PO Box 2052	278,855	11.73%
	Class A	American Enterprise Investment SVC	242,131	10.18%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	174,283	7.33%
	Class A	LPL Financial	163,995	6.90%
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	141,145	5.94%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	126,993	5.34%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	185,322	37.83%
	Class C	American Enterprise Investment SVC	96,631	19.73%
	Class C	Stifel Nicolaus & Co.	94,237	19.24%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	35,017	7.15%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	296,129	19.27%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	264,136	17.19%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	217,497	14.16%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	164,553	10.71%
	Institutional	Pershing LLC, PO Box 2052	106,066	6.90%
	Institutional	MSCS Financial Services LLC, Zeel & Co., Attn: Trust Ops, 141 E 8th St., Holland, MI 49423-3503	98,168	6.39%
	Service	National Financial Services LLC, FEBO Customers Mutual Funds	90,172	100.00%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	243,175	47.58%
	Investor	American Enterprise Investment SVC	149,875	29.32%
	Investor	LPL Financial	97,631	19.10%
	Class R6	Goldman Sachs & Co LLC, GS Tax-Adv Global Equity Portfolio, C/O Fund Management, 200 West St., 37th Floor, New York, NY 10282-2102	61,972,400	99.94%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	5,497,525	97.15%

Goldman Sachs Trust II

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs GQG Partners International Opportunities Fund	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	5,440,829	24.05%
	Class A	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	3,083,146	13.63%
	Class A	National Financial Services LLC, FEBO Customers Mutual Funds	2,779,050	12.28%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	2,112,801	9.34%
	Class A	TD Ameritrade Clearing Inc.	2,087,852	9.23%
	Class A	Raymond James, 92500015, Omnibus for Mutual Funds	1,721,766	7.61%
	Class A	American Enterprise Investment SVC	1,133,273	5.01%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	1,041,275	19.17%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	1,003,989	18.48%
	Class C	American Enterprise Investment SVC	741,778	13.66%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	711,894	13.11%
	Class C	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	533,065	9.81%
	Class C	LPL Financial	471,978	8.69%
	Class C	National Financial Services LLC, FEBO Customers Mutual Funds	290,852	5.35%
	Class C	Stifel Nicolaus & Co.	273,681	5.04%
	Institutional	Pershing LLC, PO Box 2052	53,459,835	5.29%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	215,554,783	21.35%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	213,007,884	21.10%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	144,837,887	14.34%
	Institutional	Merrill Lynch Pierce Fenner & Smith, For the Sole Benefit of its Customers, Goldman Sachs Funds	129,312,468	12.81%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	53,386,141	5.29%
	Investor	American Enterprise Investment SVC	139,262,737	41.70%
	Investor	LPL Financial	118,062,446	35.35%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	63,194,923	18.92%
	Class R	Pershing LLC, PO Box 2052	71,079	36.82%
	Class R	State Street Bank and TR TTEE/Cust	44,976	23.30%
	Class R	GWFS Equities Inc., Empower Trust Company LLC, TTEE F Employee Benefits Clients 401K	30,792	15.95%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R	Lincoln Financial Advisors, Lincoln Retirement Services Company, FBO Life University 401(K) Savings, PO BOX 7876, Fort Wayne, IN 46801-7876	29,943	15.51%
	Class R6	National Financial Services LLC, FEBO Customers Mutual Funds	10,939,291	14.25%
	Class R6	MSCS Financial Services, The Trust Company of Tennessee, 4823 Old Kingston Pike, Ste 100, Knoxville, TN 37919-6499	7,814,161	10.18%
	Class R6	Wells Fargo Bank NA FBO Omnibus Cash, PO Box 1533, Minneapolis, MN 55480-1533	8,044,987	10.48%
	Class R6	Nationwide Investment Services	6,805,665	8.86%
	Class R6	TIAA Trust, N.A. as CUST/TTEE of Retirement Plans Recordkept by TIAA, Attn: Fund Operations, 8500 Andrew Carnegie Blvd., Charlotte, NC 28262-5800	4,561,657	5.94%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	142,387,718	98.77%
Goldman Sachs Multi-Manager Alternatives Fund	Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	193,369	27.35%
	Class A	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	93,129	13.17%
	Class A	American Enterprise Investment SVC	78,877	11.16%
	Class A	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	73,963	10.46%
	Class A	UBS WM USA	71,001	10.04%
	Class A	TD Ameritrade Clearing Inc.	41,670	5.89%
	Class C	Raymond James, 92500015, Omnibus for Mutual Funds	33,916	42.41%
	Class C	American Enterprise Investment SVC	12,745	15.93%
	Class C	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	9,908	12.38%
	Class C	UBS WM USA	6,274	7.84%
	Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	5,626	7.03%
	Institutional	National Financial Services LLC, FEBO Customers Mutual Funds	507,320	20.18%
	Institutional	Wells Fargo Clearing Services, LLC., Special Custody Acct for the Exclusive Benefit of Customer	453,863	18.05%
	Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers	351,042	13.96%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	RBC Capital Markets Corporation	319,719	12.71%
	Institutional	Charles Schwab & Co, Inc., Special Custody AC FBO Customers	236,451	9.40%
	Institutional	UBS WM USA	227,072	9.03%
	Investor	American Enterprise Investment SVC	259,831	53.58%
	Investor	Raymond James, 92500015, Omnibus for Mutual Funds	128,660	26.53%
	Investor	LPL Financial	75,258	15.52%
	Class R	GSAM Holdings LLC Seed Account	2,600	99.03%
	Class R6	JP Morgan Securities, LLC, FEBO Customers, Mutual Fund Dept.	2,235	69.22%
	Class R6	GSAM Holdings LLC Seed Account	994	30.78%
	Class P	Goldman Sachs & Co., FBO Omnibus 6600	7,782,602	98.56%
Goldman Sachs Multi-Manager Global Equity Fund	Class R6	Goldman Sachs Asset Management LP, Motorola Solutions Retirement Trust, 2000 Progress Pkwy, Schaumburg, IL 60196-4000	18,313,869	32.29%
	Class R6	Goldman Sachs Asset Management LP, Bombardier Trust US Master Trust, 1 Learjet Way, Wichita, KS 67209-2924	10,183,756	17.95%
	Class R6	Goldman Sachs Asset Management LP, The Timkensteel Corporation, Bargaining Unit Pension Plan, 1835 Dueber Ave SW, Canton, OH 44706-2728	4,502,857	7.94%
	Class R6	Goldman Sachs Asset Management LP, Chick-fil-a Inc., Amended and Restated Defined Benefit Pension Plan Trust, 5200 Buffington Rd., Atlanta, GA 30349-2945	3,819,968	6.73%
	Class R6	Goldman Sachs Asset Management LP, Star Tribune Retirement Plans, Master Trust, 650 3rd Ave., S Ste 1300, Minneapolis, MN 55402-1947	3,630,816	6.40%
	Class R6	Goldman Sachs Asset Management LP, Christian School Pension TR Fund, 2969 Prairie St. SW, Ste 102, Grandville, MI 49418-2008	313,3907	5.53%
Goldman Sachs Multi-Manager Non-Core Fixed Income Fund	Class R6	Goldman Sachs Asset Management LP, Motorola Solutions Retirement Trust, 2000 Progress Pkwy, Schaumburg, IL 60196-4000	22,261,536	16.46%
	Class R6	Goldman Sachs Asset Management LP, Thomson Reuters Group Pension Plan, 610 Opperman Dr., Eagan, MN 55123-1340	12,167,961	9.00%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Class R6	Goldman Sachs Asset Management LP, Cargill Sup Goldman Sachs Multi-Manager Non Core Fixed Income Fund 332214, 9230 Excelsior Blvd, MS 15-6-9320, Hopkins, MN 55343-9469	11,500,819	8.50%
	Class R6	Goldman Sachs Asset Management LP, Christian School Pension Tr Fund, 2969 Prairie St. SW, Ste 102, Grandville, MI 49418-2008	10,914,879	8.07%
	Class R6	Goldman Sachs Asset Management LP, Whirlpool Corp and Subsidiary, Employees Retirement Trust, 2000 N M 63, Benton Harbor, MI 49022-2692	7,129,532	5.27%
Goldman Sachs Multi-Manager Real Assets Strategy Fund	Class R6	Goldman Sachs Asset Management LP, Motorola Solutions Retirement Trust, 2000 Progress Pkwy, Schaumburg, IL 10112-0015	11,282,644	20.03%
	Class R6	Goldman Sachs Asset Management LP, Sprint Master Trust, 6200 Sprint Pkwy #HF0202-2BDTX, Overland Park, KS 66251-6117	8,418,939	14.95%
	Class R6	Goldman Sachs Asset Management LP, Christian School Pension TR Fund, 2969 Prairie St. SW, Ste 102, Grandville, MI 49418-2008	4,983,408	8.85%
	Class R6	Goldman Sachs Asset Management LP, Deloitte LLP Master Pension Trust, 30 Rockefeller Plaza, New York, NY 10112-0015	4,512,120	8.01%
	Class R6	Goldman Sachs Asset Management LP, Deloitte Pension Plan for Partners, Prin and Dir Multi Asset Class, 30 Rockefeller Plaza, New York, NY 10112-0015	3,926,940	6.97%
Multi-Manager International Equity Fund	Class P	Goldman Sachs & Co, 295 Chipeta Way, Fl 4, Salt Lake City, UT 84108-1285	97,387,686	100.00%
Multi-Manager U.S. Small Cap Equity Fund	Class P	Goldman Sachs & Co, 295 Chipeta Way, Fl 4, Salt Lake City, UT 84108-1285	60,546,762	100.00%

Goldman Sachs Variable Insurance Trust

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Buffered S&P 500 Fund – Jan/Jul,	Institutional	GSAM Holdings LLC Seed Account	495,000	100%
	Service	GSAM Holdings LLC Seed Account	5,000	100%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Buffered S&P 500 Fund – Mar/Sep	Institutional	GSAM Holdings LLC Seed Account	495,000	100%
	Service	GSAM Holdings LLC Seed Account	5,000	100%
Goldman Sachs Buffered S&P 500 Fund – May/Nov	Institutional	GSAM Holdings LLC Seed Account	495,000	100%
	Service	GSAM Holdings LLC Seed Account	5,000	100%
Goldman Sachs Core Fixed Income Fund	Institutional	Lombard International Life Assurance Company, One Liberty Place, 1650 Market St., 53th Fl., 1 Liberty Place, Fl 54, Philadelphia, PA 19103-4201	2,535,349	56.05%
	Institutional	Protective Life Insurance, Co.	1,384,768	30.61%
	Institutional	AIG Life Insurance Co., 27 Richmond, Rd., PO Box HM 152, Hamilton HM, AX, Bermuda	313,130	6.92%
	Service	Thrivent Financial for Lutherans, 600 Portland Ave, Ste. 100, Minneapolis, MN 55415-4402	4,859,140	56.98%
	Service	Protective Life Insurance, Co.	2,816,343	33.02%
Goldman Sachs Government Money Market Fund	Institutional	Valic Financial Advisors, Inc., Variable Annuity Life Insurance Co, 2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	537,303,612	33.01%
	Institutional	Nationwide Investment Services, Nationwide Insurance Co., Cust FBO NWPP	432,360,209	26.56%
	Institutional	Nationwide Investment Services	357,196,758	21.95%
	Service	American General Life Insurance CO., 2727A Allen Pkwy., # -D1 MSC 4, Houston, TX 77019-2107	360,656,026	45.49%
	Service	Commonwealth Annuity & Life, Annuity Company to Commonwealth Annuity and Life Ins. Co	194,697,103	24.56%
	Service	Life of Virginia, GE Life & Annuity Assurance Co., Attn: Variable Accounting, 6620 W Broad St., Bldg 2, Richmond, VA 23230-1721	144,751,904	18.26%
Goldman Sachs International Equity Insights Fund	Institutional	Lombard International Life Assurance Company, One Liberty Place, 1650 Market St., 53th Fl., 1 Liberty Place, Fl 54, Philadelphia, PA 19103-4201	1,700,781	21.99%
	Institutional	Kemper Inv Life Insurance Co., Zurich American Life Ins Co., Separate Accounts, 2801 Highway 280 S, Birmingham, AL 35223-2479	1,070,236	13.84%
	Institutional	Protective Life Insurance, Co.	2,053,244	26.54%
	Institutional	Providence Life Assurance Company Bermuda Ltd., 7 Par-La-Ville Rd., Hamilton HM 11, Bermuda	847,656	10.96%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	Protective Life Insurance, Co.	778,985	10.07%
	Institutional	AIG Life Insurance Co., 27 Richmond, Rd., PO Box HM 152, Hamilton HM, AX, Bermuda	569,046	7.36%
	Service	Protective Life Insurance, Co.	3,683,079	83.81%
	Service	Protective Life Insurance, Co.	337,050	7.67%
	Service	Commonwealth Annuity & Life, First Allmerica Financial Life Insurance Company	286,017	6.51%
Goldman Sachs Large Cap Value Fund	Institutional	Ohio National Life Insurance, Co.	7,412,640	46.06%
	Institutional	Protective Life Insurance, Co.	3,520,859	21.88%
	Institutional	Protective Life Insurance, Co.	1,588,371	9.87%
	Institutional	Lombard International Life Assurance Company, One Liberty Place, 1650 Market St., 53th Fl., 1 Liberty Place, Fl 54, Philadelphia, PA 19103-4201	1,159,440	7.20%
	Service	The Lincoln National Life Ins. Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506	12,730,120	46.62%
	Service	Protective Life Insurance, Co.	9,245,266	33.86%
	Service	Ohio National Life Insurance, Co.	4,167,195	15.26%
Goldman Sachs Mid Cap Growth Fund	Institutional	Lombard International Life Assurance Company, 1 Liberty Place, Fl 54, Philadelphia, PA 19103-4201	10,6216	83.44%
	Institutional	Prudential Investment Management Services, LLC, Atten: Separate Accounts Trade Confirms, 213 Washington St. Fl. 7, Newark, NJ 07102-2917	7,630	5.99%
	Institutional	Kemper Inv Life Insuranc Co., Zurich American Life Ins Co., Attn: Paul Narsingh, 165 Broadway, 21st Fl, New York, NY 10006-1454	6,731	5.29%
	Institutional	GSAM Holdings LLC Seed Account	6,712	5.27%
	Service	Protective Life Insurance, Co.	4,704,691	76.75%
	Service	Commonwealth Annuity & Life, First Allmerica Financial Life Insurance Company	608,984	9.94%
Goldman Sachs Mid Cap Value Fund	Institutional	Riversource Life Insurance CO of NY, A/C 1 Investment Acctg – Managed Assets, 1646 AXP Financial Ctr, Minneapolis, MN 55474-0001	12,186,810	60.56%
	Institutional	Life of Virginia, GE Life & Annuity Assurance Co., Attn: Variable Accounting, 6620 W Broad St., Bldg 2, Richmond, VA 23230-1721	1,875,380	9.32%
	Service	Protective Life Insurance, Co.	6,449,491	82.41%
	Service	Protective Life Insurance, Co.	449,730	5.75%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
Goldman Sachs Multi-Strategy Alternatives Portfolio	Advisor	Riversource Life Insurance CO of NY, A/C 1 Investment Acctg – Managed Assets, 1646 AXP Financial Ctr, Minneapolis, MN 55474-0001	1,245,571	47.59%
	Advisor	Nationwide Investment Services, Jefferson National Life Insurance	710,372	27.14%
	Advisor	The Lincoln National Life Ins. Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506	365,503	13.97%
	Institutional	The Lincoln National Life Ins. Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506	177,796	83.43%
	Institutional	Lombard International Life Assurance Company, One Liberty Place, 1650 Market St., 53th Fl., 1 Liberty Place, Fl 54, Philadelphia, PA 19103-4201	2,8261	13.26%
	Service	Nationwide Investment Services	782,878	61.57%
	Service	Nationwide Investment Services	198,750	15.63%
	Service	Riversource Life Insurance CO of NY, 1646 AXP Financial Ctr, Minneapolis, MN 55474-0001	92,124	7.25%
	Service	Principal Securities Inc.	66,031	5.19%
Goldman Sachs Small Cap Equity Insights Fund	Institutional	Protective Life Insurance, Co.	1,532,751	18.70%
	Institutional	Riversource Life Insurance CO of NY, A/C 1 Investment Acctg – Managed Assets, 1646 AXP Financial Ctr, Minneapolis, MN 55474-0001	907,098	11.07%
	Institutional	Protective Life Insurance, Co.	782,230	9.54%
	Institutional	Mid Atlantic Trust Company	747,849	9.12%
	Institutional	Providence Life Assurance Company Bermuda Ltd., 7 Par-La-Ville Rd., Hamilton HM 11, Bermuda	575,428	7.02%
	Institutional	Prudential Investment Management Services, LLC, Atten: Separate Accounts Trade Confirms, 213 Washington St. Fl. 7, Newark, NJ 07102-2917	563,111	6.87%
	Institutional	Mid Atlantic Trust Company	431,076	5.26%
	Institutional	Midland National Life Insurance Co., 1 Midland Plz, Sioux Falls, SD 57193-0001	429,896	5.24%
	Service	Protective Life Insurance, Co.	885,016	39.56%
	Service	Thrivent Financial for Lutherans, 600 Portland Ave, Ste. 100, Minneapolis, MN 55415-4402	874,115	39.07%
Goldman Sachs Strategic Growth Fund	Institutional	Protective Life Insurance, Co.	2,467,596	19.39%
	Institutional	Farmers New World Life – Vul, Attn: Heather Smith, 3120 139th Ave. SE, Ste 300, Bellevue, WA 98005-4491	2,212,901	17.39%
	Institutional	Protective Life Insurance, Co.	1,381,550	10.86%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Institutional	Ohio National Life Insurance, Co.	1,128,811	8.87%
	Institutional	The Lincoln National Life Ins. Co., 1300 S. Clinton St., Fort Wayne, IN 46802-3506	1,030,174	8.10%
	Institutional	Mass Mutual Life Insurance, Attn: RS Fund Operations, 1295 State St., MIP C105, Springfield, MA 01111-0001	923,951	7.26%
	Institutional	Metlife Insurance Company of Connecticut, Attn: Shareholder Accounting, PO Box 990027, Hartford, CT 06199-0027	716,936	5.63%
	Service	Protective Life Insurance, Co.	12,899,260	74.99%
	Service	Ohio National Life Insurance, Co.	1,859,171	10.81%
	Service	Commonwealth Annuity & Life, First Allmerica Financial Life Insurance Company	1,267,305	7.37%
Goldman Sachs Trend Driven Allocation Fund	Institutional	Lombard International Life Assurance Company, 1 Liberty Place, Fl 54, Philadelphia, PA 19103-4201	23,669	61.25%
	Institutional	Pacific Life Insurance Company, 700 Newport Center Dr., Newport Beach, CA 92660-6307	11,800	30.54%
	Institutional	GSAM Holdings LLC Seed Account	3,172	8.21%
	Service	Securian Financial Services Inc., Minnesota Life Insurance Company, 400 Robert St. N Ste A, Saint Paul, MN 55101-2099	14,121,172	55.75%
	Service	Ohio National Life Insurance, Co.	9,030,146	35.65%
Goldman Sachs U.S. Equity Insights Fund	Institutional	Riversource Life Insurance CO of NY, A/C 1 Investment Acctg – Managed Assets, 1646 AXP Financial Ctr, Minneapolis, MN 55474-0001	7,963,958	53.33%
	Institutional	Protective Life Insurance, Co.	1,278,277	8.56%
	Institutional	Ohio National Life Insurance, Co.	1,109,509	7.43%
	Institutional	Lombard International Life Assurance Company, One Liberty Place, 1650 Market St., 53th Fl., 1 Liberty Place, Fl 54, Philadelphia, PA 19103-4201	976,066	6.54%
	Service	Commonwealth Annuity & Life, Annuity Company to Commonwealth Annuity and Life Insurance Company	1,048,145	44.00%
	Service	Ohio National Life Insurance, Co.	518,586	21.77%
	Service	Commonwealth Annuity & Life, First Allmerica Financial Life Insurance	272,068	11.42%
	Service	Delaware Life Insurance Company, 1601 Trapelo Rd., Ste 30, Waltham, MA 02451-7360	12,8821	5.41%

Fund Name	Class	Name/Address*	Number of Shares	Percentage of Class
	Service	Forethought Life Insurance Co, 10 W Market St., Ste 2300, Indianapolis, IN 46204-2954	149,782	6.29%

*

The entities set forth in this column for each table are the shareholders of record and may be deemed to be the beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

GSFUNDS2023PROXY

[Form of Proxy]

GOLDMAN SACHS

71 SOUTH WACKER DRIVE

SUITE 1200

CHICAGO, IL 60606

To vote by Internet
1)	Read the Joint Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.
4)	To attend and vote at the meeting, please register by going to Virtual Shareholder Meeting at https://www.viewproxy.com/ goldmansachs/broadridgevsm/.
To vote by Telephone
1)	Read the Joint Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V21872-S72456-S72457                    KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
The Board of Trustees unanimously recommends a vote FOR each nominee

1. To Elect 9 nominees to the Board of Trustees of the Trust		☐	☐	☐

Nominees:
01) Cheryl K. Beebe	06) Steven D. Krichmar
02) John G. Chou	07) Michael Latham
03) Eileen H. Dowling	08) Lawrence W. Stranghoener
04) Lawrence Hughes 05) John F. Killian	09) Paul C. Wirth

2. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

[Form of Proxy]

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders:

The Notice of Special Joint Meeting of Shareholders and Joint Proxy Statement are available at www.proxyvote.com.

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V21873-S72456-S72457

GOLDMAN SACHS TRUST

PROXY FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS

ON NOVEMBER 16, 2023

This proxy is solicited by the Board of Trustees of Goldman Sachs Trust for use at a Special Joint Meeting to be held at 10:30 a.m. Eastern Time, on November 16, 2023. The Special Joint Meeting will be conducted as a virtual meeting hosted by means of a live webcast at the following website: https://www.viewproxy.com/goldmansachs/broadridgevsm/.

The undersigned hereby appoints Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer, Caroline L. Kraus, Secretary, and Robert Griffith, Assistant Secretary, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned, and to vote, as designated on the reverse side of this proxy card, at the above-stated Special Joint Meeting and at any and all adjournments and postponements thereof, all shares of the Fund that the undersigned is entitled to vote at the Special Joint Meeting, and at any and all adjournments and postponements thereof, on the matter listed on the reverse side of this proxy card and in their discretion on any other matter which may come before the Special Joint Meeting, and at any and all adjournments and postponements thereof. In a case where the undersigned fails to designate a choice on the matter listed on the reverse side of this proxy card, the proxies will vote in favor of the matter at the Special Joint Meeting, and at any and all adjournments and postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

[Form of Notice of Internet Availability of Proxy Materials]

You invested in GOLDMAN SACHS TRUST and it’s time to vote!

You have the right to vote on proposals being presented at the Special Joint Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 16, 2023.

Get informed before you vote

View the Joint Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 2, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	November 16, 2023
vote without entering a	10:30 a.m., Eastern Time
control number
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*	Please check the meeting materials for any special requirements for meeting attendance.

V1.2

[Form of Notice of Internet Availability of Proxy Materials]

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To Elect 9 nominees to the Board of Trustees of the Trust

	Nominees: 01) Cheryl K. Beebe 06) Steven D. Krichmar 02) John G. Chou 07) Michael Latham 03) Eileen H. Dowling 08) Lawrence W. Stranghoener 04) Lawrence Hughes 09) Paul C. Wirth 05) John F. Killian	For

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V21891-S72456-S72457

[Form of Voting Instruction Card]

GOLDMAN SACHS

71 SOUTH WACKER DRIVE

SUITE 1200

CHICAGO, IL 60606

THREE EASY WAYS TO VOTE YOUR

VOTING INSTRUCTION CARD

To vote by Internet
1)	Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.
2)	Go to website www.proxyvote.com or scan the QR Barcode above
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the Voting Instruction Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate box on the Voting Instruction Card below.
3)	Sign and date the Voting Instruction Card.
4)	Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V22771-Z86041                    KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.
The Board of Trustees unanimously recommends a vote FOR each nominee

1. To Elect 9 nominees to the Board of Trustees of the Trust		☐	☐	☐

Nominees:
01) Cheryl K. Beebe	06) Steven D. Krichmar
02) John G. Chou	07) Michael Latham
03) Eileen H. Dowling	08) Lawrence W. Stranghoener
04) Lawrence Hughes 05) John F. Killian	09) Paul C. Wirth

2. To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT Please complete, sign and return this card as soon as possible.

Signature(s) should be exactly as name or names appear(s) on this Voting Instruction Card. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this Voting Instruction Card, receipt of the accompanying Notice of Special Joint Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

[Form of Voting Instruction Card]

Important Notice Regarding the Availability of Proxy Materials for the Special Joint Meeting of Shareholders:

The Notice of Special Joint Meeting of Shareholders and Joint Proxy Statement are available at www.proxyvote.com.

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GOLDMAN SACHS TRUST

VOTING INSTRUCTION CARD FOR A SPECIAL JOINT MEETING OF SHAREHOLDERS

ON NOVEMBER 16, 2023

The undersigned hereby appoints the Company mentioned on the reverse side of this Voting Instruction Card and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Joint Meeting of Shareholders to be held on November 16, 2023, and at any and all adjournments and postponements thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account.

PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATIVE, PLEASE INCLUDE CAPACITY.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

[Form of Underlying Company Notice of Internet Availability of Proxy Materials]

GOLDMAN SACHS

71 SOUTH WACKER DRIVE SUITE 1200

CHICAGO, IL 60606

V22764-Z86055

You invested in GOLDMAN SACHS TRUST and it’s time to vote!

You have the right to vote on proposals being presented at the Special Joint Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on November 16, 2023.

Get informed before you vote

View the Joint Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 2, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	November 16, 2023
vote without entering a	10:30 a.m., Eastern Time
control number
Virtually at: https://www.viewproxy.com/goldmansachs/broadridgevsm/

*	Please check the meeting materials for any special requirements for meeting attendance.

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[Form of Underlying Company Notice of Internet Availability of Proxy Materials]

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	To Elect 9 nominees to the Board of Trustees of the Trust

	Nominees: 01) Cheryl K. Beebe 06) Steven D. Krichmar 02) John G. Chou 07) Michael Latham 03) Eileen H. Dowling 08) Lawrence W. Stranghoener 04) Lawrence Hughes 09) Paul C. Wirth 05) John F. Killian	For

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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